Filed Pursuant to Rule 433
                                                          File No. 333-127620-23


                     FFMLT 2006-FF4 FREE WRITING PROSPECTUS
                     --------------------------------------


                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.


                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink: http://sec.gov/Archives/edgar/data/807641/ 000091412105002050/0000914121-05-002050.txt.


     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The information in this free writing prospectus is preliminary and subject to completion or change. The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or the solicitation of an offer to purchase these securities, nor will there be any sale of these securities in any jurisdiction where that offer, solicitation or sale is not permitted.


THIS FREE WRITING PROSPECTUS IS SUBJECT TO COMPLETION AND IS DATED MARCH 3, 2006
    Free Writing Prospectus Supplement to Prospectus Dated November 17, 2005
                                 $1,461,957,200
                                (Approximate)(1)
               Mortgage Pass-Through Certificates, Series 2006-FF4
                              FFMLT Trust 2006-FF4
                                 Issuing Entity
                          GS Mortgage Securities Corp.
                                    Depositor
                         Goldman Sachs Mortgage Company
                                     Sponsor
                     National City Home Loan Services, Inc.
                                    Servicer

--------------------------------------------------------------------------------

Consider carefully the Risk Factors beginning on page S 15 in this prospectus supplement and page 2 in the accompanying prospectus.

The certificates will represent interests in FFMLT Trust 2006-FF4 and will not represent interests in or obligations of GS Mortgage Securities Corp., the underwriter, the servicer, Goldman Sachs Mortgage Company, the responsible party, the trustee or any of their respective affiliates.

This prospectus supplement may be used to offer and sell the offered certificates only if accompanied by the prospectus.

--------------------------------------------------------------------------------

The following securities are being offered:

                Approximate Initial
                  Class Principal                                                Ratings
   Class             Balance(1)        Pass-Through Rate         Type         (S&P/Moody's)
------------- ----------------------- ------------------- ----------------- -----------------
A 1                 $631,106,000          Variable(2)           Senior           AAA/Aaa
A 2                 $516,786,000          Variable(3)           Senior           AAA/Aaa
A 3                 $ 67,360,000          Variable(4)           Senior           AAA/Aaa
M 1                 $ 54,823,000          Variable(5)        Subordinate         AAA/Aa1
M 2                 $ 49,494,000          Variable(6)        Subordinate         AA+/Aa2
M 3                 $ 29,696,000          Variable(7)        Subordinate         AA/Aa3
M 4                 $ 25,888,000          Variable(8)        Subordinate          AA/A1
M 5                 $ 24,366,000          Variable(9)        Subordinate         AA-/A2
M 6                 $ 22,844,000          Variable(10)       Subordinate          A+/A3
M-7                 $ 21,320,000          Variable(11)       Subordinate         A/Baa1
M-8                 $ 18,274,000          Variable(12)       Subordinate         A-/Baa2
R                   $         50            N/A(13)        Senior/Residual       AAA/N/A
RC                  $        100            N/A(13)        Senior/Residual       AAA/N/A
RX                  $         50            N/A(13)        Senior/Residual       AAA/N/A

-----------------
Footnotes appear on the following page.


Each class of certificates will receive monthly distributions of interest, principal or both, commencing on April 25, 2006.

Assets of the Issuing Entity--

   o Fixed- and adjustable-rate subprime mortgage loans secured by first lien mortgages or deeds of trust on residential real properties.

Credit Enhancement--

   o Subordination of the subordinate certificates to the senior certificates as described in this prospectus supplement under "Description of the Certificates--Distributions of Interest and Principal"; and

   o Excess interest and overcollateralization as described in this prospectus supplement under "Description of the Certificates--Overcollateralization Provisions."

   Interest Rate Support--

   o An interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P., as swap provider, for the benefit of the certificates as described in this prospectus supplement under "Description of the Certificates--Interest Rate Swap Agreement."

FFMLT Trust 2006-FF4 will issue fourteen classes of offered certificates. Each class of certificates will receive monthly distributions of interest, principal or both, as described in this prospectus supplement. The table above contains a list of the classes of offered certificates, including the initial class principal balance, pass-through rate, and special characteristics of each class.

Goldman, Sachs & Co., the underwriter, will offer the offered certificates from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale plus accrued interest, if any, from the closing date.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR DETERMINED THAT THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. GS MORTGAGE SECURITIES CORP. WILL NOT LIST THE OFFERED CERTIFICATES ON ANY SECURITIES EXCHANGE OR ON ANY AUTOMATED QUOTATION SYSTEM OF ANY SECURITIES ASSOCIATION.

                              Goldman, Sachs & Co.

           The date of this prospectus supplement is March [__], 2006.

(1)   Subject to a variance of +/- 5%.

(2) The Class A-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap, as described in this prospectus supplement under "Description of the Certificates--Distributions."

(3) The Class A-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(4) The Class A-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(5) The Class M-1 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(6) The Class M-2 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(7) The Class M-3 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(8) The Class M-4 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(9) The Class M-5 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(10) The Class M-6 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable), and
      (ii) the WAC Cap.

(11) The Class M-7 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(12) The Class M-8 certificates will have a pass-through rate equal to the lesser of (i) one-month LIBOR plus [___]% ([___]% after the first distribution date on which the optional clean-up call is exercisable) and
      (ii) the WAC Cap.

(13) The Class R, Class RC and Class RX certificates are not entitled to receive any distributions of interest.

            IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS
                    PROSPECTUS SUPPLEMENT AND THE PROSPECTUS

   We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the prospectus, which provides general information, some of which may not apply directly to your series of certificates, and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

   We include cross references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the prospectus provide the pages on which these captions are located.

   Capitalized terms used in this prospectus supplement and in the prospectus are either defined in the "Glossary of Terms" beginning on page S-111 of this prospectus supplement, or have the meanings given to them on the page indicated in the "Index" beginning on page 123 of the prospectus.

   In this prospectus supplement, the terms "depositor," "we," "us" and "our" refer to GS Mortgage Securities Corp.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), the underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of certificates to the public in that Relevant Member State at any time:

            (a) to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;

            (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated accounts; or

            (c) in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of certificates to the public" in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the certificates to be offered so as to enable an investor to decide to purchase or subscribe the certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression "Prospectus Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                 UNITED KINGDOM

      The underwriter has represented and agreed that:

            (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of the certificates in circumstances in which Section 21(1) of the FSMA does not apply to the issuer; and

            (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom.

                       NOTICE TO UNITED KINGDOM INVESTORS

      The distribution of this prospectus supplement if made by a person who is not an authorised person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the trust fund and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

                                TABLE OF CONTENTS

SUMMARY INFORMATION.........................................................S-7
RISK FACTORS...............................................................S-15
THE MORTGAGE LOAN POOL.....................................................S-32
   General.................................................................S-32
   The Mortgage Loans......................................................S-33
   Prepayment Premiums.....................................................S-34
   Adjustable-Rate Mortgage Loans..........................................S-34
   The Index...............................................................S-35
   Underwriting Guidelines.................................................S-35
   Credit Scores...........................................................S-39
THE SERVICER...............................................................S-40
   General.................................................................S-40
   National City Home Loan Services, Inc...................................S-40
   NCHLS's Delinquency and Foreclosure Experience..........................S-41
   NCHLS's Policies and Procedures.........................................S-42
   Prior Securitizations...................................................S-43
THE SPONSOR................................................................S-43
STATIC POOL INFORMATION....................................................S-44
THE DEPOSITOR..............................................................S-45
THE ISSUING ENTITY.........................................................S-45
THE TRUSTEE................................................................S-45
INTEREST RATE SWAP COUNTERPARTY............................................S-47
DESCRIPTION OF THE CERTIFICATES............................................S-47
   General.................................................................S-47
   Book-Entry Registration.................................................S-48
   Definitive Certificates.................................................S-51
   Assignment of the Mortgage Loans........................................S-52
   Delivery of Mortgage Loan Documents.....................................S-52
   Representations and Warranties Relating to the Mortgage Loans...........S-54
   Payments on the Mortgage Loans..........................................S-59
   Distributions...........................................................S-61
   Administration Fees.....................................................S-61
   Priority of Distributions Among Certificates............................S-61
   Distributions of Interest and Principal.................................S-62
   Allocation of Principal Payments to Class A Certificates................S-67
   Supplemental Interest Trust.............................................S-67
   Calculation of One-Month LIBOR..........................................S-67
   Excess Reserve Fund Account.............................................S-68
   Interest Rate Swap Agreement............................................S-68
   Overcollateralization Provisions........................................S-71
   Restrictions on Transfer of the Residual Certificates...................S-72
   Reports to Certificateholders...........................................S-73
   Yield on the Residual Certificates......................................S-75
THE POOLING AND SERVICING AGREEMENT........................................S-75
   General.................................................................S-75
   Subservicers............................................................S-75
   Servicing and Trustee Fees and Other Compensation and Payment of
      Expenses.............................................................S-76
   P&I Advances and Servicing Advances.....................................S-76
   Prepayment Interest Shortfalls..........................................S-77
   Servicer Reports........................................................S-77
   Collection and Other Servicing Procedures...............................S-78
   Hazard Insurance........................................................S-79
   Realization Upon Defaulted Mortgage Loans...............................S-79
   Optional Repurchase of Delinquent Mortgage Loans........................S-80
   Removal and Resignation of the Servicer.................................S-80
   Eligibility Requirements for Trustee; Resignation and Removal of
      Trustee..............................................................S-82
   Termination; Optional Clean-up Call.....................................S-82
   Amendment...............................................................S-83
   Certain Matters Regarding the Depositor, the Servicer and the Trustee...S-84
PREPAYMENT AND YIELD CONSIDERATIONS........................................S-85
   Structuring Assumptions.................................................S-85
   Defaults................................................................S-90
   Prepayment Considerations and Risks.....................................S-90
   Overcollateralization Provisions........................................S-92
   Subordinated Certificates...............................................S-92
   Effect on Yields Due to Rapid Prepayments...............................S-93
   Weighted Average Lives of the LIBOR Certificates........................S-93
   Decrement Tables........................................................S-93
   WAC Cap................................................................S-101
   Rated Final Distribution Date and Last Scheduled Distribution Date.....S-102
FEDERAL INCOME TAX CONSEQUENCES...........................................S-102
   General................................................................S-102
   Taxation of Regular Interests..........................................S-102
   Residual Certificates..................................................S-103
   Status of the Offered Certificates.....................................S-104
   The Basis Risk Contract Component......................................S-104
   Other Matters..........................................................S-106
STATE AND LOCAL TAXES.....................................................S-106
ERISA CONSIDERATIONS......................................................S-106
LEGAL INVESTMENT..........................................................S-108
LEGAL MATTERS.............................................................S-109
REPORTS TO CERTIFICATEHOLDERS.............................................S-109
RATINGS...................................................................S-110
GLOSSARY OF TERMS.........................................................S-111
ANNEX I - CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS........I-1
ANNEX II - INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE........II-1
SCHEDULE A -STRUCTURAL AND COLLATERAL TERM SHEET............................A-1

                               SUMMARY INFORMATION

   The following summary highlights selected information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand the terms of the offered certificates, read carefully this entire prospectus supplement and the prospectus.

   This summary provides an overview of certain calculations, cash flows and other information to aid your understanding. This summary is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the prospectus.

The Transaction Parties

   Sponsor. Goldman Sachs Mortgage Company, a New York limited partnership with its principal executive offices at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000.

   Depositor. GS Mortgage Securities Corp., a Delaware corporation with its principal executive offices at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000.

   Issuing Entity. FFMLT Trust 2006-FF4.

   Trustee. Deutsche Bank National Trust Company, a national banking association. The corporate trust office of the trustee is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, and its telephone number is
(714) 247-6000.

   Servicer. National City Home Loan Services, Inc., a Delaware corporation and wholly-owned operating subsidiary of National City Bank of Indiana. The principal executive office of NCHLS is located at 150 Allegheny Center, LOC 23-501, Pittsburgh, Pennsylvania 15212 and its telephone number is
(800)-346-6437.

   Responsible Party. First Franklin Financial Corporation, a subsidiary of National City Bank of Indiana, a Delaware corporation. The principal executive office of the responsible party is located at 2150 North First Street, San Jose, California 95131, and its telephone number is (800)-464-8203.

   Swap Provider. Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership, will provide an interest rate swap for this transaction. The principal executive office of the swap provider is located at 85 Broad Street New York, NY 10004 and its telephone number is (212) 902-1000. See "Description of the Certificates--Interest Rate Swap Counterparty" in this prospectus supplement.

   The following diagram illustrates the various parties involved in the transaction and their functions.

   ------------------------------------------
   |                                        |
   |  First Franklin Financial Corporation  |
   |           (Responsible Party)          |
   |                                        |
   ------------------------------------------
                   |
                   |
                   | Loans
                   |
                  \ /
   ------------------------------------------
   |                                        |
   |     Goldman Sachs Mortgage Company     |
   |                (Sponsor)               |
   |                                        |
   ------------------------------------------
                   |
                   |
                   | Loans
                   |
                  \ /
   ------------------------------------------
   |                                        |
   |      GS Mortgage Securities Corp.      |
   |               (Depositor)              |
   |                                        |       ----------------------------------
   ------------------------------------------       |                                |
                   |                               /|   Goldman Sachs Mitsui Marine  |
                   |                              / |    Derivative Products, L.P.   |
                   | Loans                       /  |  (Interest Rate Swap Provider) |
                   |                            /   ----------------------------------
                  \ /                          /
   ------------------------------------------ /     ----------------------------------
   |                                        |/      |                                |
   |          FFMLT Trust 2006-FF4          |-------|     National City Home Loan    |
   |            (Issuing Entity)            |\      |         Services, Inc.         |
   |                                        | \     |           (Servicer)           |
   ------------------------------------------  \    ----------------------------------
                                                \
                                                 \  ----------------------------------
                                                  \ |                                |
                                                   \|  Deutsche Bank National Trust  |
                                                    |             Company            |
                                                    |            (Trustee)           |
                                                    ----------------------------------


The Offered Certificates

   The FFMLT Trust 2006-FF4 will issue the Mortgage Pass-Through Certificates, Series 2006-FF4. Fourteen classes of the certificates - Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX- are being offered to you by this prospectus supplement. The Class R, Class RC and Class RX certificates are sometimes referred to as "residual certificates" in this prospectus supplement. The Class B-1 and Class B-2 certificates and the offered certificates, other than the residual certificates, are referred to as the "LIBOR certificates" in this prospectus supplement.

   The certificates represent interests in all of the mortgage loans in the trust.

The Other Certificates

   The trust will also issue five other classes of certificates--the Class B-1, Class B-2, Class X, Class C and Class P certificates--that are not being offered by this prospectus supplement.

   The Class B-1 certificates will have an initial class principal balance of approximately $12,945,000. The Class B-1 certificates represent interests in all of the mortgage loans in the trust.

   The Class B-2 certificates will have an initial class principal balance of approximately $15,229,000. The Class B-2 certificates represent interests in all of the mortgage loans in the trust.

   The Class X certificates will initially represent an interest of approximately 2.15% of the aggregate scheduled principal balance of the mortgage loans in the trust, which is the initial overcollateralization required by the pooling and servicing agreement.

   The Class C certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class C certificates will be entitled to direct National City Home Loan Services, Inc. to exercise the optional clean-up call, as further described in this prospectus supplement.

   The Class P certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class P certificates will be entitled to all prepayment premiums or charges received in respect of the mortgage loans.

   The certificates will represent undivided interests in the assets of the trust, which consist primarily of the mortgage loans.

Structural Overview

   The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.

                            ---------------------
                        |   |     Class A-1     |          / \
                        |   |     Class A-2     |           |
            Accrued     |   |     Class A-3     |   Losses  |
          certificate   |   ---------------------           |
           interest,    |   |     Class M-1     |           |
              then      |   ---------------------           |
           principal    |   |     Class M-2     |           |
                        |   ---------------------           |
                        |   |     Class M-3     |           |
                        |   ---------------------           |
                        |   |     Class M-4     |           |
                        |   ---------------------           |
                        |   |     Class M-5     |           |
                        |   ---------------------           |
                        |   |     Class M-6     |           |
                        |   ---------------------           |
                        |   |     Class M-7     |           |
                        |   ---------------------           |
                        |   |     Class M-8     |           |
                        |   ---------------------           |
                        |   |     Class B-1     |           |
                        |   ---------------------           |
                        |   |     Class B-2     |           |
                        |   ---------------------           |
                       \ /  |     Class X       |           |
                            ---------------------

Closing Date

   On or about March 30, 2006.

Cut-off Date

   March 1, 2006.

Statistical Calculation Date

   All statistical information regarding the mortgage loans in this prospectus supplement is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date of February 1, 2006, unless otherwise specified in this prospectus supplement.

Distribution Date

   Distributions on the certificates will be made on the 25th day of each month, or, if the 25th day is not a business day, on the next business day, beginning in April 2006, to the holders of record on the preceding record date.

Rated Final Distribution Date and Last Scheduled Distribution Date

   The rated final distribution date is the distribution date in March 2036. The last scheduled distribution date is the distribution date in February 2046. See "Prepayment and Yield Considerations--Rated Final Distribution Date and Last Scheduled Distribution Date" in this prospectus supplement.

Record Date

   The record date for the LIBOR certificates for any distribution date will be the last business day of the applicable interest accrual period, unless the certificates are issued in definitive form, in which case the record date will be the last business day of the month preceding the month in which the related distribution date occurs. The Class R, Class RC and Class RX certificates will be offered only in definitive form and the record date for the residual certificates will be the last business day of the month preceding the month in which the related distribution date occurs.

Pass-Through Rates

   The offered certificates will have the pass-through rates set forth on page S-2 of this prospectus supplement.

   Interest will accrue on the LIBOR certificates on the basis of a 360-day year and the actual number of days elapsed in the applicable interest accrual period.

Interest Accrual Period

   The interest accrual period for the LIBOR certificates for any distribution date will be the period from and including the preceding distribution date (or, in the case of the first distribution date, the closing date) through the day before the current distribution date.

   The residual certificates will not be entitled to any distributions of interest.

Distribution Priorities

      Distributions on the certificates are required to be made monthly on each distribution date from available funds (after giving effect to the payment of any fees and expenses of the servicer and the trustee) to the classes of certificates in the following order of priority:

   (a) to an account for payment to the provider of the interest swap agreement of certain amounts payable to the swap provider;

   (b) (i) from the portion of the available funds allocable to interest payments on the mortgage loans, (i) first, to the Class A-1, Class A-2 and Class A-3 certificates, pro rata (based on their respective interest entitlements), their accrued certificate interest for the related interest accrual period and any unpaid interest amounts from prior distribution dates, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, their accrued certificate interest;

   (ii) on each distribution date prior to the Stepdown Date or on which a Trigger Event is in effect, an amount equal to the principal distribution amount (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), (i) first, to the Class A certificates, pursuant to the allocation described below, until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, until their respective class certificate balances have been reduced to zero;

   (c) on each distribution date on and after the Stepdown Date and on which a Trigger Event is not in effect, (i) first, to the Class A certificates, pursuant to the allocation described below, the lesser of the principal distribution amount and an amount equal to the principal distribution entitlement for the Class A certificates (each as further described in "Description of Certificates -- Distribution of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero, and (ii) second, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, in each case, the lesser of the remaining portion of the principal distribution amount and an amount equal to the principal distribution entitlement for that class of certificates (as further described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement), until their respective class certificate balances have been reduced to zero;

   (d) any amount remaining after the distributions in clauses (a), (b) and (c) above, (i) first, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, any unpaid interest amounts from prior distribution dates for those classes, (ii) second, to the excess reserve fund account, an amount equal to any Basis Risk Payment (as defined in the "Glossary of Terms" in this prospectus supplement) for that distribution date, (iii) third, from funds on deposit in the excess reserve fund account, an amount equal to any basis risk carry forward amount with respect to the LIBOR certificates for that distribution date in the same order and priority in which accrued certificate interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective basis risk carry forward amounts, (iv) fourth, to the supplemental interest trust, any defaulted swap termination payments owed to the swap provider and (v) to the Class X or the residual certificates, any remaining amounts.

   Principal payments on the Class A certificates will be paid sequentially to the Class A-1, Class A-2 and Class A-3 certificates, in that order, until their respective class certificate balances have been reduced to zero. However, from and after the distribution date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be distributed pro rata to the Class A certificates, based on their respective class certificate balances, until their class certificate balances have been reduced to zero.

   "Stepdown Date" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means the earlier to occur of (a) the date on which the aggregate class certificate balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the distribution date in April 2009 and (ii) the first distribution date on which the subordination below the Class A certificates is greater than or equal to 40.40% of the aggregate stated principal balance of the mortgage loans for that distribution date.

   "Trigger Event" is defined in the "Glossary of Terms" included in this prospectus supplement and generally means with respect to any distribution date, the circumstances in which (i) the rolling three month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent or (ii) the aggregate amount of realized losses incurred since the cut-off date, in each case, exceeds the applicable percentages described in the definition of "Trigger Event" included in the "Glossary of Terms."

   In addition to the distributions set forth above, distributions will be required to be made to certificateholders from any payments received by the trust under the interest rate swap agreement. Such payments will be made in the order and priority described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

Credit Enhancement

   The credit enhancement provided for the benefit of the holders of the certificates consists solely of:

   o an initial overcollateralization amount of approximately 2.15% of the aggregate scheduled principal balance of the mortgage loans as of the cut-off date,

   o the use of excess interest, after taking into account certain payments received or paid by the trust under the interest rate swap agreement described below, to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization at a specified level,

   o the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and

   o the allocation of losses on the mortgage loans to the most subordinate classes of certificates then outstanding.

Interest Rate Swap Agreement

   On the closing date, an interest rate swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. will be assigned to and assumed by the trust. Goldman Sachs Mitsui Marine Derivative Products, L.P. has a counterparty rating of "Aaa" from Moody's Investors Service, Inc. and a credit rating of "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. Under the interest rate swap agreement, with respect to the first 60 distribution dates the trust will pay to the swap provider a fixed payment at a rate of 5.220% per annum and the swap provider will pay to the trust a floating payment at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to a scheduled notional amount. To the extent that the fixed payment exceeds the floating payment payable with respect to any of the first 60 distribution dates, amounts otherwise available for payments on the certificates will be applied on that distribution date to make a net payment to the swap provider, and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 distribution dates, the swap provider will owe a net payment to the trust on the business day preceding that distribution date. Any net amounts received by or paid out from the trust under the interest rate swap agreement will either increase or reduce the amount available to make payments on the certificates, as described under "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement. The interest rate swap agreement is scheduled to terminate following the distribution date in March 2011.

   For further information regarding the interest rate swap agreement, see "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

The Mortgage Loans

   The mortgage loans to be included in the trust will be fixed- and adjustable-rate subprime mortgage loans secured by first lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by Goldman Sachs Mortgage Company, an affiliate of the depositor, from First Franklin Financial Corporation, a subsidiary of National City Bank of Indiana. Each of Goldman Sachs Mortgage Company and the responsible party will make certain representations and warranties relating to the mortgage loans.

   On the closing date, the sponsor will transfer the mortgage loans to the depositor and the trust will acquire the mortgage loans from the depositor. As of the statistical calculation date, the aggregate scheduled principal balance of the mortgage loans was approximately $1,533,923,499, of which approximately 86.05% are adjustable-rate and approximately 13.95% are fixed-rate.

   The mortgage loans have original terms to maturity of not greater than 480 months, have a weighted average remaining term to scheduled maturity of 358 months and have the following approximate characteristics as of the statistical calculation date:

                       Selected Mortgage Loan Pool Data(1)

                                                        Adjustable Rate      Fixed Rate        Aggregate
                                                        ---------------   ---------------   ---------------
Scheduled Principal Balance:                            $1,319,964,925       $213,958,575   $1,533,923,499
Number of Mortgage Loans:                                        5,872              1,534            7,406
Average Scheduled Principal Balance:                          $224,790           $139,478         $207,119
Weighted Average Gross Interest Rate:                            7.74%              7.95%            7.77%
Weighted Average Net Interest Rate:(2)                           7.23%              7.44%            7.26%
Weighted Average Original FICO Score:                              653                646              652
Weighted Average Original LTV Ratio:(3)                         82.95%             81.04%           82.68%
Weighted Average Combined LTV with Silent Seconds:(3)           92.15%             84.08%           91.03%
Weighted Average Stated Remaining Term (months):                   359                351              358
Weighted Average Seasoning (months):                                 1                  1                1
Weighted Average Months to Roll:(4)                                 26                N/A               26
Weighted Average Gross Margin:(4)                                5.60%                N/A            5.60%
Weighted Average Initial Rate Cap:(4)                            2.99%                N/A            2.99%
Weighted Average Periodic Rate Cap:(4)                           1.00%                N/A            1.00%
Weighted Average Gross Maximum Lifetime Rate:(4)                13.74%                N/A           13.74%
% of Silent Seconds(5)                                          48.12%              15.77%          43.61%
Weighted Average Back-Debt to Income Ratio:                     43.71%              40.99%          43.33%

--------------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.
(3) The original LTV ratio reflects the loan-to-value ratio; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the mortgage loans, plus the original principal balance of any subordinate lien mortgage loan outside of the mortgage pool secured by the same mortgaged properties, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

   Generally, after an initial fixed-rate period, the interest rate on each adjustable-rate mortgage loan will adjust semi-annually on each adjustment date to equal the sum of six-month LIBOR and the gross margin for that mortgage loan, in each case, subject to periodic and lifetime limitations. See "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   The first adjustment date generally will occur only after an initial period of approximately six months to five years.

   For additional information regarding the mortgage loans, see "The Mortgage Loan Pool" in this prospectus supplement.

Servicing of the Mortgage Loans

   National City Home Loan Services, Inc. will act as servicer of the mortgage loans. The servicer will be obligated to service and administer the mortgage loans on behalf of the trust, for the benefit of the holders of the certificates. See "The Servicer" and "The Pooling and Servicing Agreement" in this prospectus supplement.

Optional Termination of the Trust

   The majority holders in the aggregate of the Class C certificates may, at their option, direct the servicer to purchase the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance, as further described in this prospectus supplement, of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The purchase of the mortgage loans would result in the final distribution on the certificates on that distribution date.

Advances

   The servicer will be required to make cash advances with respect to delinquent payments of principal and interest on the mortgage loans and cash advances to preserve and protect the mortgaged property (such as for taxes and insurance), unless the servicer reasonably believes that the cash advances cannot be repaid from future payments or other collections on the mortgage loans for which the advances are being made. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates or to preserve and protect the mortgaged property and are not intended to guarantee or insure against losses.

Denominations

   The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in a different amount. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50.

Servicing and Trustee Fees

   The servicer is entitled with respect to each mortgage loan serviced by it to a monthly servicing fee, which will be retained by the servicer from such mortgage loan or payable monthly from amounts on deposit in the collection account. The servicing fee will be an amount equal to interest at one twelfth of a rate equal to 0.50% on the stated principal balance of each mortgage loan.

   The trustee is entitled with respect to each mortgage loan to a monthly trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one twelfth of a rate not greater than 0.01% on the stated principal balance of each mortgage loan.

Optional Repurchase of Defaulted Mortgage Loans

   The depositor has the option, but is not obligated, to purchase from the trust any mortgage loan that is 90 days or more delinquent as described in this prospectus supplement under "The Pooling and Servicing Agreement--Optional Repurchase of Defaulted Mortgage Loans."

Required Repurchases or Substitutions of Mortgage Loans

   If with respect to any mortgage loan any of the representations and warranties made by the responsible party are breached in any material respect as of the date made, or there exists any uncured material document defect, the responsible party will be obligated to repurchase, or substitute for, the mortgage loan as further described in this prospectus supplement under "Description of the

Certificates--Representations and Warranties Relating to the Mortgage Loans" and "--Delivery of Mortgage Loan Documents."

   If a mortgagor with respect to a mortgage loan fails to make its first payment after the date that mortgage loan was purchased by GSMC from the responsible party, the trust, at its option, may direct the responsible party to repurchase that mortgage loan as further described in this prospectus supplement under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans."

ERISA Considerations

   Subject to the conditions described under "ERISA Considerations" in this prospectus supplement, the offered certificates, other than the residual certificates, may be purchased by an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Section 4975 of the Internal Revenue Code. Sales of the residual certificates to such plans or retirement arrangements are prohibited.

   In making a decision regarding investing in any class of offered certificates, other than the residual certificates, fiduciaries of such plans or arrangements should consider the additional requirements resulting from the interest rate swap agreement as discussed under "ERISA Considerations" in this prospectus supplement.

Federal Tax Aspects

   Cadwalader, Wickersham & Taft LLP acted as tax counsel to GS Mortgage Securities Corp. and is of the opinion that:

   o portions of the trust will be treated as multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes,

   o the LIBOR certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and will represent interests in certain basis risk carry forward amounts pursuant to the payment priorities in the transaction. Each interest in basis risk carry forward amounts will be treated as an interest rate cap contract for federal income tax purposes,

   o the Class RC certificates will represent the beneficial ownership of the residual interest in the REMIC that will hold the mortgage loans,

   o the Class R certificates will represent the beneficial ownership of the residual interest in certain other REMICs formed pursuant to the pooling and servicing agreement, and

   o the Class RX certificates will represent the beneficial ownership of the residual interest in another REMIC formed pursuant to the pooling and servicing agreement.

Legal Investment

   The Class A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5, R, RC and RX certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended - commonly known as SMMEA - so long as those certificates are rated in one of the two highest rating categories by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. The Class M-6, Class M-7 and Class M-8 certificates will not constitute "mortgage related securities" for purposes of SMMEA and, as a result, the appropriate characterization of those classes of certificates under various legal investment restrictions and the ability of investors subject to those restrictions to purchase those classes are subject to significant interpretive uncertainties. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the offered certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of the offered certificates. See "Risk Factors--Your Investment May Not Be Liquid" in this prospectus supplement and "Legal Investment" in this prospectus supplement and in the prospectus.

Ratings

   In order to be issued, the offered certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.:

       Class               S&P              Moody's
-------------------- ----------------- ------------------
        A-1                AAA                Aaa
        A-2                AAA                Aaa
        A-3                AAA                Aaa
        M-1                AAA                Aa1
        M-2                AA+                Aa2
        M-3                 AA                Aa3
        M-4                 AA                A1
        M-5                AA-                A2
        M-6                 A+                A3
        M-7                 A                Baa1
        M-8                 A-               Baa2
         R                 AAA                N/A
        RC                 AAA                N/A
        RX                 AAA                N/A

   A security rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by any of the rating agencies.

                                  RISK FACTORS

   THE OFFERED CERTIFICATES ARE NOT SUITABLE INVESTMENTS FOR ALL INVESTORS. IN PARTICULAR, YOU SHOULD NOT PURCHASE ANY CLASS OF OFFERED CERTIFICATES UNLESS YOU UNDERSTAND AND ARE ABLE TO BEAR THE PREPAYMENT, CREDIT, LIQUIDITY AND MARKET RISKS ASSOCIATED WITH THAT CLASS DISCUSSED BELOW AND UNDER THE HEADING "RISK FACTORS" IN THE PROSPECTUS.

   THE OFFERED CERTIFICATES ARE COMPLEX SECURITIES AND IT IS IMPORTANT THAT YOU POSSESS, EITHER ALONE OR TOGETHER WITH AN INVESTMENT ADVISOR, THE EXPERTISE NECESSARY TO EVALUATE THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS IN THE CONTEXT OF YOUR FINANCIAL SITUATION.

   ALL PERCENTAGES OF MORTGAGE LOANS IN THIS "RISK FACTORS" SECTION ARE BASED ON THE SCHEDULED PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE STATISTICAL CALCULATION DATE OF FEBRUARY 1, 2006.

Less Stringent Underwriting    The mortgage loans were made, in part, to
Standards and the Resultant    borrowers who, for one reason or another, are not
Potential for Delinquencies    able, or do not wish, to obtain financing from
on the Mortgage Loans Could    traditional sources. These mortgage loans may be
Lead to Losses on Your         considered to be of a riskier nature than
Certificates                   mortgage loans made by traditional sources of
                               financing, so that the holders of the
                               certificates may be deemed to be at greater risk of loss than if the mortgage loans were made to other types of borrowers.

                               The underwriting standards used in the
                               origination of the mortgage loans held by the trust are generally less stringent than those of Fannie Mae or Freddie Mac with respect to a borrower's credit history and in certain other respects. Mortgage loan borrowers may have an impaired or unsubstantiated credit history. As a result of this less stringent approach to underwriting, the mortgage loans purchased by the trust may experience higher rates of delinquencies, defaults and foreclosures than mortgage loans underwritten in a manner which is more similar to the Fannie Mae and Freddie Mac guidelines.

Increased Use of New           In recent years, borrowers have increasingly
Mortgage Loan Products by      financed their homes with new mortgage loan
Borrowers May Result in        products, which in many cases have allowed them
Decline in Real Estate         to purchase homes that they might otherwise have
Values Generally               been unable to afford. Many of these new products
                               feature low monthly payments during the initial years of the loan that can increase (in some cases, significantly) over the loan term. There is little historical data with respect to these new mortgage loan products. Consequently, as borrowers face potentially higher monthly payments for the remaining terms of their loans, it is possible that, combined with other economic conditions such as increasing interest rates and deterioration of home values, borrower delinquencies and defaults could exceed anticipated levels. In that event, the certificates, and your investment in the certificates, may not perform as you anticipate.

Violation of Various           There has been an increased focus by state and
Federal, State and Local       federal banking regulatory agencies, state
Laws May Result in Losses on   attorneys general offices, the Federal Trade
the Mortgage Loans             Commission, the U.S. Department of Justice, the
                               U.S. Department of Housing and Urban Development and state and local governmental authorities on certain lending practices by some companies in the subprime industry, sometimes referred to as "predatory lending" practices. Sanctions have been imposed by state, local and federal governmental agencies for practices including, but not limited to, charging borrowers excessive fees, imposing higher interest rates than the borrower's credit risk warrants and failing to adequately disclose the material terms of loans to the borrowers.

                               Applicable state and local laws generally regulate interest rates and other charges, require certain disclosure, impact closing practices, and require licensing of originators. In addition, other state and local laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and debt collection practices may apply to the origination, servicing and collection of the mortgage loans.

                               The mortgage loans are also subject to federal laws, including:

                                   o   the Federal Truth in Lending Act and
                                       Regulation Z promulgated under that Act, which require certain disclosures to the mortgagors regarding the terms of the mortgage loans;

                                   o   the Equal Credit Opportunity Act and
                                       Regulation B promulgated under that Act, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and

                                   o   the Fair Credit Reporting Act, which
                                       regulates the use and reporting of
                                       information related to the mortgagor's
                                       credit experience.

                               Violations of certain provisions of these federal, state and local laws may limit the ability of the servicer to collect all or part of the principal of, or interest on, the mortgage loans and in addition could subject the trust to damages and administrative enforcement (including disgorgement of prior interest and fees paid). In particular, an originator's failure to comply with certain requirements of federal and state laws could subject the trust (and other assignees of the mortgage loans) to monetary penalties, and result in the obligors' rescinding the mortgage loans against either the trust or subsequent holders of the mortgage loans.

                               The responsible party will represent that each mortgage loan originated or acquired by it is in compliance with applicable federal, state and local laws and regulations. In addition, the responsible party will also represent that none of the mortgage loans (i) are "high cost loans,"
                               (ii) are covered by the Home Ownership and Equity Protection Act of 1994, (iii) are in violation of, or classified as "high cost," "threshold," "predatory" or "covered" loans under, any other applicable state, federal or local law. No predatory or deceptive lending practices, as defined by applicable laws, including, without limitation, the extension of credit without regard to the ability of the mortgagor to repay and the extension of credit which has no apparent benefit to the mortgagor, were employed in the origination of the mortgage loan or (iv) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary). In the event of a breach of any of such representations, the responsible party will be obligated to cure such breach or repurchase or, for a limited period of time, replace the affected mortgage loan, in the manner and to the extent described in this prospectus supplement.

Geographic Concentration of    Different geographic regions of the United States
the Mortgage Loans in          from time to time will experience weaker regional
Particular Jurisdictions       economic conditions and housing markets, and,
May Result in Greater Losses   consequently, may experience higher rates of loss
If Those Jurisdictions         and delinquency on mortgage loans generally. Any
Experience Economic Downturns  concentration of the mortgage loans in a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without that concentration. This may subject the mortgage loans held by the trust to the risk that a downturn in the economy in this region of the country would more greatly affect the pool than if the pool were more diversified.

                               In particular, the following approximate percentages of mortgage loans were secured by mortgaged properties located in the following states:

                                   California    Florida
                                  ------------- -----------
                                     33.11%       8.20%

                               Property in California may be more susceptible than homes located in other parts of the country to certain types of uninsurable hazards, such as earthquakes, floods, mudslides and other natural disasters.

                               Because of the relative geographic concentration of the mortgaged properties within the certain states, losses on the mortgage loans may be higher than would be the case if the mortgaged properties were more geographically diversified. For example, some of the mortgaged properties may be more susceptible to certain types of special hazards, such as earthquakes, hurricanes, floods, fires and other natural disasters and major civil disturbances, than residential properties located in other parts of the country.

                               In addition, the economies of the states with high concentrations of mortgaged properties may be adversely affected to a greater degree than the economies of other areas of the country by certain regional developments. If the residential real estate markets in an area of concentration experience an overall decline in property values after the dates of origination of the respective mortgage loans, then the rates of delinquencies, foreclosures and losses on the mortgage loans may increase and the increase may be substantial.

                               The concentration of mortgage loans with specific characteristics relating to the types of properties, property characteristics, and geographic location are likely to change over time. Principal payments may affect the concentration levels. Principal payments could include voluntary prepayments and prepayments resulting from casualty or condemnation, defaults and liquidations and from repurchases due to breaches of representations and warranties. Because principal payments on the mortgage loans are payable to the subordinated certificates at a slower rate than principal payments are made to the Class A certificates, the subordinated certificates are more likely to be exposed to any risks associated with changes in concentrations of mortgage loan or property characteristics.

Effect on Yields Caused by     Mortgagors may prepay their mortgage loans in
Prepayments, Defaults and      whole or in part at any time. A prepayment of a
Losses                         mortgage loan generally will result in a
                               prepayment on the certificates. We cannot predict the rate at which mortgagors will repay their mortgage loans. We cannot assure you that the actual prepayment rates of the mortgage loans included in the trust will conform to any historical prepayment rates or any forecasts of prepayment rates described or reflected in any reports or studies relating to pools of mortgage loans similar to the types of mortgage loans included in the trust.

                               If you purchase your certificates at a discount and principal is repaid slower than you anticipate, then your yield may be lower than you anticipate.

                               If you purchase your certificates at a premium and principal is repaid faster than you anticipate, then your yield may be lower than you anticipate.

                               The rate of prepayments on the mortgage loans will be sensitive to prevailing interest rates. Generally, for fixed-rate mortgage loans, if prevailing interest rates decline significantly below the interest rates on the fixed-rate mortgage loans, the fixed-rate mortgage loans are more likely to prepay than if prevailing rates remain above the interest rates on the fixed-rate mortgage loans. Conversely, if prevailing interest rates rise significantly, prepayments on the fixed-rate mortgage loans may decrease.

                               The prepayment behavior of the adjustable-rate mortgage loans and of the fixed-rate mortgage loans may respond to different factors, or may respond differently to the same factors. If, at the time of their first adjustment, the interest rates on any of the adjustable-rate mortgage loans would be subject to adjustment to a rate higher than the then prevailing interest rates available to borrowers, the borrowers may prepay their adjustable-rate mortgage loans. The adjustable-rate mortgage loans may also suffer an increase in defaults and liquidations following upward adjustments of their interest rates, especially following their initial adjustments.

                               Approximately 75.20% of the mortgage loans require the mortgagor to pay a prepayment premium in certain instances if the mortgagor prepays the mortgage loan during a stated period, which may be from one year to three years after the mortgage loan was originated. A prepayment premium may or may not discourage a mortgagor from prepaying the related mortgage loan during the applicable period.

                               The responsible party or the sponsor may be required to purchase mortgage loans from the trust in the event certain breaches of their respective representations and warranties occur or, in the case of the responsible party, certain material document defects occur, which in each case, have not been cured. In addition, the responsible party may be required to purchase mortgage loans from the trust in the event that a mortgagor with respect to a mortgage loan failed to make its first payment after the date that mortgage loan was sold to the sponsor by the responsible party. These purchases will have the same effect on the holders of the LIBOR certificates as a prepayment of those mortgage loans.

                               The majority Class C certificateholders may, at their option, direct the servicer to purchase all of the mortgage loans and terminate the trust on any distribution date when the aggregate stated principal balance of the mortgage loans as of the last day of the related due period is equal to or less than 10% of the aggregate stated principal balance of all of the mortgage loans as of the cut-off date.

                               If the rate of default and the amount of losses on the mortgage loans is higher than you expect, then your yield may be lower than you expect.

                               As a result of the absorption of realized losses on the mortgage loans by excess interest and overcollateralization as described in this prospectus supplement, liquidations of defaulted mortgage loans, whether or not realized losses are incurred upon the liquidations, will result in an earlier return of principal to the LIBOR certificates and will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                               The overcollateralization provisions are intended to result in an accelerated rate of principal distributions to holders of the LIBOR certificates then entitled to principal distributions at any time that the overcollateralization provided by the mortgage loan pool falls below the required level. An earlier return of principal to the holders of the LIBOR certificates as a result of the overcollateralization provisions will influence the yield on the LIBOR certificates in a manner similar to the manner in which principal prepayments on the mortgage loans will influence the yield on the LIBOR certificates.

                               The multiple class structure of the LIBOR certificates causes the yield of certain classes of the LIBOR certificates to be particularly sensitive to changes in the rates of prepayments of mortgage loans. Because distributions of principal will be made to the classes of LIBOR certificates according to the priorities described in this prospectus supplement, the yield to maturity on those classes of LIBOR certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. In particular, the subordinated certificates (i.e., the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates) do not receive any portion of the amount of principal payable to the LIBOR certificates prior to the distribution date in April 2009 unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. Thereafter, subject to the loss and delinquency performance of the mortgage loan pool, the subordinated certificates may continue to receive no portion of the amount of principal then payable to the LIBOR certificates unless the aggregate certificate principal balance of the Class A certificates has been reduced to zero. The weighted average lives of the subordinated certificates will therefore be longer than would otherwise be the case.

                               The value of your certificates may be reduced if the rate of default or the amount of losses is higher than expected.

                               If the performance of the mortgage loans is substantially worse than assumed by the rating agencies, the ratings of any class of the certificates may be lowered in the future. This would probably reduce the value of those certificates. No one will be required to supplement any credit enhancement or to take any other action to maintain any rating of the certificates.

                               Newly originated mortgage loans may be more likely to default, which may cause losses on the offered certificates.

                               Defaults on mortgage loans tend to occur at higher rates during the early years of the mortgage loans. Substantially all of the mortgage loans have been originated within the 12 months prior to their sale to the trust. As a result, the trust may experience higher rates of default than if the mortgage loans had been outstanding for a longer period of time.

                               The credit enhancement features may be inadequate to provide protection for the LIBOR certificates.

                               The credit enhancement features described in this prospectus supplement are intended to enhance the likelihood that holders of the Class A certificates, and to a limited extent, the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 certificates and, to a lesser degree, the holders of the Class B-1 and Class B-2 certificates, will receive regular payments of interest and principal. However, we cannot assure you that the applicable credit enhancement will adequately cover any shortfalls in cash available to pay your certificates as a result of delinquencies or defaults on the mortgage loans. If delinquencies or defaults occur on the mortgage loans, neither the servicer nor any other entity will advance scheduled monthly payments of interest and principal on delinquent or defaulted mortgage loans if the advances are not likely to be recovered.

                               If substantial losses occur as a result of defaults and delinquent payments on the mortgage loans, you may suffer losses, even if you own Class A certificates.

Interest Generated by the      The weighted average of the interest rates on the
Mortgage Loans May Be          mortgage loans is expected to be higher than the
Insufficient to Maintain the   pass-through rates on the LIBOR certificates.
Required Level of              Interest on the mortgage loans, after taking into
Overcollateralization          account certain payments received or paid by the
                               trust pursuant to the interest rate swap agreement, is expected to generate more interest than is needed to pay interest owed on the LIBOR certificates and to pay certain fees and expenses payable by the trust. Any remaining interest will then be used to absorb losses that occur on the mortgage loans. After these financial obligations of the trust are covered, the available excess interest will be used to maintain the overcollateralization at the required level determined as described in this prospectus supplement. We cannot assure you, however, that enough excess interest will be generated to absorb losses or to maintain the required level of overcollateralization. The factors described below, as well as the factors described in the next Risk Factor, will affect the amount of excess interest available to the trust.

                               Every time a mortgage loan is prepaid in full, excess interest may be reduced because the mortgage loan will no longer be outstanding and generating interest. In the event of a partial prepayment, the mortgage loan will be generating less interest.

                               Every time a mortgage loan is liquidated or written off, excess interest may be reduced because those mortgage loans will no longer be outstanding and generating interest.

                               If the rates of delinquencies, defaults or losses on the mortgage loans turn out to be higher than expected, excess interest will be reduced by the amount necessary to compensate for any shortfalls in cash available to make required distributions on the LIBOR certificates.

                               All of the adjustable-rate mortgage loans have interest rates that adjust based on an index that is different from the index used to determine the pass-through rates on the LIBOR certificates, and the fixed-rate mortgage loans have interest rates that do not adjust. In addition, the first adjustment of the interest rates for approximately 0.20% of the adjustable-rate mortgage loans will not occur until six months after the date of origination. The first adjustment of the interest rates for approximately 0.29% of the adjustable-rate mortgage loans will not occur until one year after the date of origination. The first adjustment of the interest rates for approximately 80.63% of the adjustable-rate mortgage loans will not occur until two years after the date of origination. The first adjustment of the interest rates for approximately 15.81% of the adjustable-rate mortgage loans will not occur until three years after the date of origination. The first adjustment of the interest rates for approximately 3.08% of the adjustable-rate mortgage loans will not occur until five years after the date of origination. See "The Mortgage Loan Pool-Adjustable-Rate-Mortgage Loans" in this prospectus supplement. As a result, the pass through rates on the LIBOR certificates may increase relative to the weighted average of the interest rates on the mortgage loans, or the pass-through rates on the LIBOR certificates may remain constant as the weighted average of the interest rates on the mortgage loans declines. In either case, this would require that more of the interest generated by the mortgage loans be applied to cover interest on the LIBOR certificates. The pass through rates on the LIBOR certificates cannot exceed the weighted average net interest rate of the mortgage loan pool, adjusted for net payments to or from the swap provider.

                               If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the amount of excess interest generated by the mortgage loans will be less than would otherwise be the case.

                               Investors in the LIBOR certificates, and particularly the subordinated certificates, should consider the risk that the overcollateralization may not be sufficient to protect your certificates from losses.

Effect of Mortgage Interest    The LIBOR certificates accrue interest at
Rates and Other Factors on     pass-through rates based on the one-month LIBOR
the Pass-Through Rates on      index plus specified margins, but are subject to
the LIBOR Certificates         certain limitations. Those limitations on the
                               pass-through rates for the LIBOR certificates are based, in part, on the weighted average of the net interest rates on the mortgage loans adjusted for net payments to or from the swap provider.

                               A variety of factors, in addition to those described in the previous Risk Factor, could limit the pass-through rates and adversely affect the yield to maturity on the LIBOR certificates. Some of these factors are described below:

                               The interest rates on the fixed-rate mortgage loans will not adjust, and the interest rates on the adjustable-rate mortgage loans are based on a six-month LIBOR index. The adjustable-rate mortgage loans have periodic and maximum limitations on adjustments to their interest rates, and approximately 80.63% of the adjustable-rate mortgage loans will have the first adjustment to their interest rates after two years, with the remainder having their first adjustment either six months, one year, three years or five years after the origination of those mortgage loans. As a result of the limit on the pass-through rates on the LIBOR certificates, those LIBOR certificates may accrue less interest than they would accrue if their pass-through rates were based solely on the one-month LIBOR index plus the specified margins.

                               The six-month LIBOR index may change at different times and in different amounts than one-month LIBOR. As a result, it is possible that interest rates on certain of the adjustable-rate mortgage loans may decline while the pass-through rates on the LIBOR certificates are stable or rising. It is also possible that the interest rates on the adjustable-rate mortgage loans and the pass-through rates for the LIBOR certificates may decline or increase during the same period, but that the pass-through rates on these certificates may decline more slowly or increase more rapidly.

                               The pass-through rates for the LIBOR certificates adjust monthly and are subject to maximum interest rate caps while the interest rates on the adjustable-rate mortgage loans adjust less frequently and the interest rates on the fixed-rate mortgage loans do not adjust. Consequently, the limit on the pass-through rates on the LIBOR certificates may limit increases in the pass-through rates for those classes for extended periods in a rising interest rate environment.

                               If prepayments, defaults and liquidations occur more rapidly on the mortgage loans with relatively higher interest rates than on the mortgage loans with relatively lower interest rates, the pass-through rates on the LIBOR certificates are more likely to be limited.

                               If the pass-through rates on the LIBOR
                               certificates are limited for any distribution date due to a cap based on the weighted average net interest rates of the mortgage loans (adjusted for net payments to or from the swap provider), the resulting interest shortfalls may be recovered by the holders of these certificates on the same distribution date or on future distribution dates on a subordinated basis to the extent that on that distribution date or future distribution dates there are available funds remaining after certain other distributions on the LIBOR certificates and the payment of certain fees and expenses of the trust. However, we cannot assure you that these funds will be sufficient to fully cover these shortfalls.

Effect on Yields Due to        Any net payment payable to the swap provider
Rapid Prepayments; No          under the terms of the interest rate swap
Assurance of Amounts           agreement will reduce amounts available for
Received Under the Interest    distribution to certificateholders, and may
Rate Swap Agreement            reduce the pass-through rates on the LIBOR
                               certificates.

                               If the rate of prepayments on the mortgage loans is faster than anticipated, the amount on which payments due under the interest rate swap agreement are calculated may exceed the aggregate scheduled principal balance of the mortgage loans in the pool, thereby increasing the relative proportion of interest collections on the mortgage loans that must be applied to make net payments to the swap provider. The combination of a rapid rate of prepayment and low prevailing interest rates could adversely affect the yields on the LIBOR certificates.

                               In addition, certain swap termination payments arising under the interest rate swap agreement are payable to the swap provider on a senior basis and such payments may reduce amounts available for distribution to certificateholders.

                               Any amounts received under the interest rate swap agreement will be applied as described in this prospectus supplement to pay interest shortfalls, maintain overcollateralization and cover losses. However, no amounts will be payable to the trust by the swap provider unless the floating payment owed by the swap provider for a distribution date (based on a per annum rate equal to one-month LIBOR and as determined pursuant to the interest rate swap agreement) exceeds the fixed payment owed to the swap provider for that distribution date (based on a per annum rate equal to 5.220%). We cannot assure you that any amounts will be received under the interest rate swap agreement, or that any such amounts that are received will be sufficient to cover interest shortfalls or losses on the mortgage loans, or to maintain required overcollateralization.

                               See "Description of the
                               Certificates-Distributions of Interest and
                               Principal," "-Supplemental Interest Trust" and "-Interest Rate Swap Agreement" in this prospectus supplement.

Prepayments on the Mortgage    When a voluntary principal prepayment is made by
Loans Could Lead to            the mortgagor on a mortgage loan, the mortgagor
Shortfalls in the              is charged interest on the amount of prepaid
Distribution of Interest on    principal only up to the date of the prepayment,
Your Certificates              instead of for a full month. However, principal
                               prepayments will only be passed through to the holders of the certificates once a month on the distribution date which follows the calendar month in which the prepayment was received by the servicer. The servicer is obligated to pay an amount, without any right of reimbursement, for those shortfalls in interest collections payable on the certificates that are attributable to the difference between the interest paid by a mortgagor in connection with principal prepayments and thirty days' interest on the amount prepaid, but only to the extent of the applicable monthly servicing fee for the related distribution date.

                               If the servicer fails to make such compensating interest payments or the shortfall exceeds the monthly servicing fee for the related distribution date, there will be fewer funds available for the distribution of interest on the certificates. Such shortfalls of interest, if they result in the inability of the trust to pay the full amount of the current interest on the certificates, will result in a reduction of the yield on your certificates.

The Weighted Average Lives     The weighted average lives of, and the yields to
of, and the Yields to          maturity on, the Class M-1, Class M-2, Class M-3,
Maturity on, the               Class M-4, Class M-5, Class M-6, Class M-7, Class
Subordinated Certificates      M-8, Class B-1 and Class B-2 certificates will be
are Sensitive to Mortgagor     progressively more sensitive, in that order, to
Defaults and Losses on the     the rate and timing of mortgagor defaults and the
Mortgage Loans                 severity of ensuing losses on the mortgage loans.
                               If the actual rate and severity of losses on the mortgage loans is higher than those assumed by an investor in such certificates, the actual yield to maturity of such certificates may be lower than the yield anticipated by such holder based on such assumption. The timing of losses on the mortgage loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the mortgage loans are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Realized losses on the mortgage loans, to the extent they exceed the amount of excess interest and overcollateralization following distributions of principal on the related distribution date, will reduce the certificate principal balance of the Class B-2, Class B-1, Class M-8, Class M-7, Class
                               M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 certificates, in that order. As a result of such reductions, less interest will accrue on such class of certificates than would otherwise be the case.

                               Once a realized loss on a mortgage loan is allocated to a certificate, no principal or interest will be distributable with respect to such written down amount and the holder of the certificate will not be entitled to reimbursements for such lost interest or principal even if funds are available for reimbursement, except to the extent of any subsequent recoveries received on liquidated mortgage loans after they have been liquidated.

                               Unless the aggregate certificate principal balances of the Class A certificates have been reduced to zero, the subordinated certificates will not be entitled to any principal distributions until April 2009 or a later date as described in this prospectus supplement, or during any period in which delinquencies or cumulative losses on the mortgage loans exceed certain levels. As a result, the weighted average lives of the subordinated certificates will be longer than would otherwise be the case if distributions of principal were allocated among all of the certificates at the same time. As a result of the longer weighted average lives of the subordinated certificates, the holders of those certificates have a greater risk of suffering a loss on their investments. Further, because those certificates might not receive any principal if certain delinquency levels occur, it is possible for those certificates to receive no principal distributions even if no losses have occurred on the mortgage loan pool.

                               In addition, the multiple class structure of the subordinated certificates causes the yield of those classes to be particularly sensitive to changes in the rates of prepayment of the mortgage loans. Because distributions of principal will be made to the holders of those certificates according to the priorities described in this prospectus supplement, the yield to maturity on the subordinated certificates will be sensitive to the rates of prepayment on the mortgage loans experienced both before and after the commencement of principal distributions on those classes. The yield to maturity on the subordinated certificates will also be extremely sensitive to losses due to defaults on the mortgage loans (and the timing of those losses), to the extent such losses are not covered by excess interest after taking into account certain payments received or paid by the trust pursuant to the interest rate swap agreement, the Class X certificates or a class of subordinated certificates with a lower payment priority. Furthermore, as described in this prospectus supplement, the timing of receipt of principal and interest by the subordinated certificates may be adversely affected by losses even if such classes of certificates do not ultimately bear such loss.

                               Finally, the effect on the market value of the subordinated certificates of changes in market interest rates or market yields for similar securities may be greater than for the Class A certificates.

Delay in Receipt of            Substantial delays could be encountered in
Liquidation Proceeds;          connection with the liquidation of delinquent
Liquidation Proceeds May Be    mortgage loans. Further, reimbursement of
Less Than the Mortgage Loan    advances made on a mortgage loan, liquidation
Balance                        expenses such as legal fees, real estate taxes,
                               hazard insurance and maintenance and preservation expenses may reduce the portion of liquidation proceeds payable on the certificates. If a mortgaged property fails to provide adequate security for the mortgage loan, you will incur a loss on your investment if the credit enhancements described in this prospectus supplement are insufficient to cover the loss.

High Loan-to-Value Ratios      Mortgage loans with higher original loan-to-value
Increase Risk of Loss          ratios may present a greater risk of loss than
                               mortgage loans with original loan-to-value ratios of 80% or below. Approximately 33.55% of the mortgage loans had original loan-to-value ratios greater than 80%, calculated as described under "The Mortgage Loan Pool-General" in this prospectus supplement.

                               Additionally, the determination of the value of a mortgaged property used in the calculation of the loan-to-value ratios of the mortgage loans may differ from the appraised value of such mortgaged properties if current appraisals were obtained.

Some of the Mortgage Loans     Approximately 52.65% of the mortgage loans have
Have an Initial                an initial interest-only period of up to five
Interest-Only Period, Which    years. During this period, the payment made by
May Result in Increased        the related mortgagor will be less than it would
Delinquencies and Losses       be if the principal of the mortgage loan was
                               required to amortize. In addition, the mortgage loan principal balance will not be reduced because there will be no scheduled monthly payments of principal during this period. As a result, no principal payments will be made on the LIBOR certificates with respect to these mortgage loans during their interest-only period unless there is a principal prepayment.

                               After the initial interest-only period, the scheduled monthly payment on these mortgage loans will increase, which may result in increased delinquencies by the related mortgagors, particularly if interest rates have increased and the mortgagor is unable to refinance. In addition, losses may be greater on these mortgage loans as a result of there being no principal amortization during the early years of these mortgage loans. Although the amount of principal included in each scheduled monthly payment for a traditional mortgage loan is relatively small during the first few years after the origination of a mortgage loan, in the aggregate the amount can be significant. Any resulting delinquencies and losses, to the extent not covered by the applicable credit enhancement described in this prospectus supplement, will be allocated to the LIBOR certificates in reverse order of seniority.

                               The use of mortgage loans with an initial interest-only period has recently increased in popularity in the mortgage marketplace, but historical performance data for interest-only mortgage loans is limited as compared to performance data for mortgage loans that amortize from origination. The performance of interest-only mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, there may be a higher expectation by these mortgagors of refinancing their mortgage loans with a new mortgage loan, in particular, one with an initial interest-only period, which may result in higher or lower prepayment speeds than would otherwise be the case. In addition, the failure by the related mortgagor to build equity in the mortgaged property may affect the delinquency, loss and prepayment experience with respect to these mortgage loans.

Payments in Full of a          Approximately 12.45% of the mortgage loans as of
Balloon Loan Depend on the     the statistical calculation date will not be
Borrower's Ability to          fully amortizing over their terms to maturity
Refinance the Balloon Loan     and, thus, will require substantial principal
or Sell the Mortgaged          payments, i.e., balloon payments, at their stated
Property                       maturity. Mortgage loans with balloon payments
                               involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including:

                                   o the level of available interest rates at the time of sale or refinancing;

                                   o   the borrower's equity in the related
                                       mortgaged property;

                                   o   the financial condition of the mortgagor;

                                   o   tax laws;

                                   o   prevailing general economic conditions;
                                       and

                                   o   the availability of credit for single
                                       family real properties generally.

The Interest Rate Swap         The assets of the trust include an interest rate
Agreement Is Subject to        swap agreement that will require the swap
Counterparty Risk              provider to make certain payments for the benefit
                               of the holders of the LIBOR certificates. To the extent that payments on the LIBOR certificates depend in part on payments to be received by the trustee under the interest rate swap agreement, the ability of the trustee to make those payments on those certificates will be subject to the credit risk of the swap provider. See
                               "Description of the Certificates-Interest Rate
                               Swap Agreement" in this prospectus supplement.

The Credit Rating of the       The swap provider under the interest rate swap
Swap Provider Could Affect     agreement will have, as of the closing date, a
the Rating of the Offered      counterparty rating of "Aaa" from Moody's
Certificates                   Investors Service, Inc. and a credit rating of
                               "AA+" from Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. The ratings on the offered certificates are dependent in part upon the credit ratings of the swap provider. If a credit rating of the swap provider is qualified, reduced or withdrawn and a substitute counterparty is not obtained in accordance with the terms of the interest rate swap agreement, the ratings of the offered certificates may be qualified, reduced or withdrawn. As a result, the value and marketability of the offered certificates may be adversely affected. See "Description of the Certificates-Interest Rate Swap Agreement" in this prospectus supplement.

The Responsible Party May      The responsible party will make various
Not Be Able to Repurchase      representations and warranties related to the
Defective Mortgage Loans       mortgage loans. Those representations are
                               summarized in "Description of the
                               Certificates-Representations and Warranties
                               Relating to the Mortgage Loans" in this
                               prospectus supplement.

                               If the responsible party fails to cure a material breach of its representations and warranties with respect to any mortgage loan in a timely manner, then the responsible party would be required to repurchase the defective mortgage loan. It is possible that the responsible party may not be capable of repurchasing any defective mortgage loans, for financial or other reasons. The inability of the responsible party to repurchase defective mortgage loans would likely cause the mortgage loans to experience higher rates of delinquencies, defaults and losses. As a result, shortfalls in the distributions due on the certificates could occur.

Bankruptcy of the Depositor    The depositor and the sponsor may be eligible to
or the Sponsor May Delay or    become a debtor under the United States
Reduce Collections on Loans    Bankruptcy Code. If the depositor or the sponsor
                               for the certificates were to become a debtor under the United States Bankruptcy Code, the bankruptcy court could be asked to determine whether the mortgage loans constitute property of the debtor, or whether they constitute property of the trust. If the bankruptcy court were to determine that the mortgage loans constitute property of the estate of the debtor, there could be delays in payments to certificateholders of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders. The mortgage loans would not constitute property of the estate of the depositor or of the sponsor if the transfer of the mortgage loans from the sponsor to the depositor and from the depositor to the trust are treated as true sales, rather than pledges, of the mortgage loans.

                               The transactions contemplated by this prospectus supplement and the related prospectus will be structured so that, if there were to be a bankruptcy proceeding with respect to the sponsor or the depositor, the transfers described above should be treated as true sales, and not as pledges. The mortgage loans should accordingly be treated as property of the related issuing entity and not as part of the bankruptcy estate of the depositor or sponsor. In addition, the depositor is operated in a manner that should make it unlikely that it would become the subject of a bankruptcy filing.

                               However, there can be no assurance that a bankruptcy court would not recharacterize the transfers described above as borrowings of the depositor or sponsor secured by pledges of the mortgage loans. Any request by the debtor (or any of its creditors) for such a recharacterization of these transfers, if successful, could result in delays in payments of collections on the mortgage loans and/or reductions in the amount of the payments paid to certificateholders, which could result in losses on the certificates. Even if a request to recharacterize these transfers were to be denied, delays in payments on the mortgage loans and resulting delays or losses on the certificates could result.

External Events May Increase   In response to previously executed and threatened
the Risk of Loss on the        terrorist attacks in the United States and
Mortgage Loans                 foreign countries, the United States has
                               initiated military operations and has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status in the near future may increase. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who are called to active duty, is a mortgagor of a mortgage loan in the trust, the interest rate limitation of the Servicemembers Civil Relief Act and any comparable state law, will apply. Substantially all of the mortgage loans have interest rates which exceed such limitation, if applicable. This may result in interest shortfalls on the mortgage loans, which, in turn will be allocated first to excess interest on the mortgage loans for the related distribution date, and thereafter to reduce the accrued interest on the LIBOR Certificates on a pro rata basis. Any such allocation to the accrued interest on your certificates will result in a reduction in the yield on your certificates.

                               None of the depositor, the underwriter, the sponsor, the responsible party, the servicer, the trustee or any other person has taken any action to determine whether any of the mortgage loans would be affected by such interest rate limitation. See "Legal Aspects of the Mortgage Loans-Servicemembers Civil Relief Act and the California Military and Veterans Code" in the prospectus.

The Certificates Are           The certificates will not represent an interest
Obligations of the Trust Only  in or obligation of the depositor, the sponsor, the underwriter, the sponsor, the responsible party, the servicer, the trustee or any of their respective affiliates. Neither the certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality or by the depositor, the sponsor, the underwriter, the responsible party, the servicer, the trustee or any of their respective affiliates. Proceeds of the assets included in the trust will be the sole source of payments on the certificates, and there will be no recourse to the depositor, the underwriter, the sponsor, the responsible party, the servicer, the trustee or any other person in the event that such proceeds are insufficient or otherwise unavailable to make all payments provided for under the LIBOR certificates.

Your Investment May Not Be     The underwriter intends to make a secondary
Liquid                         market in the offered certificates, but it will
                               have no obligation to do so. We cannot assure you that such a secondary market will develop or, if it develops, that it will continue. Consequently, you may not be able to sell your certificates readily or at prices that will enable you to realize your desired yield. The market values of the certificates are likely to fluctuate; these fluctuations may be significant and could result in significant losses to you.

                               The secondary markets for asset-backed securities have experienced periods of illiquidity and can be expected to do so in the future. Illiquidity can have a severely adverse effect on the prices of securities that are especially sensitive to prepayment, credit, or interest rate risk, or that have been structured to meet the investment requirements of limited categories of investors. The Class M-6, Class M-7 and Class M-8 certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended. Accordingly, many institutions that lack the legal authority to invest in securities that do not constitute "mortgage related securities" will not be able to invest in the Class M-6, Class M-7 and Class M-8 certificates, thereby limiting the market for those certificates. If your investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities, then you may be subject to restrictions on investment in the Class M-6, Class M-7 and Class M-8 certificates. You should consult your own legal advisors for assistance in determining the suitability of and consequences to you of the purchase, ownership, and sale of those certificates. See "Legal Investment" in this prospectus supplement and in the prospectus.

The Ratings on Your            Each rating agency rating the offered
Certificates Could Be          certificates may change or withdraw its initial
Reduced or Withdrawn           ratings at any time in the future if, in its
                               judgment, circumstances warrant a change. No person is obligated to maintain the ratings at their initial levels. If a rating agency reduces or withdraws its rating on one or more classes of the offered certificates, the liquidity and market value of the affected certificates is likely to be reduced.

The Servicing Fee May Be       To the extent that this prospectus supplement
Insufficient to Engage a       indicates that the fee payable to the servicer is
Replacement Servicer           based on a fee rate that is a percentage of the
                               outstanding mortgage loan balances, no assurance can be made that such fee rate in the future will be sufficient to attract a replacement servicer to accept an appointment. In addition, to the extent the mortgage pool of any series has amortized significantly at the time that a replacement servicer is sought, the aggregate fee that would be payable to any such replacement may not be sufficient to attract a replacement to accept an appointment.

The Offered Certificates May   The offered certificates are not suitable
Not Be Suitable Investments    investments for any investor that requires a
                               regular or predictable schedule of monthly payments or payment on any specific date. The offered certificates are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment and the interaction of these factors.

Risks Related to the           The holders of the residual certificates must
Class R, Class RC and          include the taxable income or loss of the related
Class RX Certificates          REMIC or REMICs in determining their federal
                               taxable income. Prospective investors are cautioned that the residual certificateholders'
                               REMIC taxable income and the tax liability associated with the residual certificates may be substantial during certain periods, in which event the holders of the residual certificates must have sufficient sources of funds to pay such tax liability. Other than an initial distribution on the first distribution date, it is not anticipated that the residual certificateholders will receive distributions from the trust.
                               Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the residual certificates will be treated as "excess inclusion" income, resulting in (i) the inability of those holders to use net operating losses to offset such income, (ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and
                               (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S.
                               investors, with no exemption or treaty reduction.

                               Under the provisions of the Internal Revenue Code of 1986 relating to REMICs, it is likely that the residual certificates will be considered to be "non-economic residual interests," with the result that transfers of them would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the transferee affidavit used for transfers of the residual certificates will require the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to the residual certificates in excess of cash flows generated by them, (iii) intends to pay taxes associated with holding the residual certificates as such taxes become due,
                               (iv) will not cause the income
                               from the residual certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer the residual certificates to any person or entity that does not provide a similar affidavit.

                               The transferor must certify in writing to the trustee that, as of the date of transfer, it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding sentence were false. In addition, Treasury regulations provide alternatives for either paying the transferee of the residual certificates a formula specified minimum price or transferring the residual certificates to an eligible corporation under certain conditions in order to meet the safe harbor against the possible disregard of such transfer.

                               Finally, residual certificates generally may not be transferred to a person who is not a U.S. person unless the income on those residual certificates is effectively connected with the conduct of a U.S. trade or business and the transferee furnishes the transferor and the trustee with an effective Internal Revenue Service Form W-8ECI. See "Description of the Certificates-Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences-Tax Treatment of REMIC Residual Interests-Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the prospectus.

                               An individual, trust or estate that holds residual certificates (whether the residual certificates are held directly or indirectly through certain pass through entities) also may have additional gross income with respect to such residual certificates but may be subject to limitations or disallowance of deductions for servicing fees on the loans and other administrative expenses properly allocable to such residual certificates in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. The pooling and servicing agreement will require that any such gross income and such fees and expenses will be allocable to holders of the residual certificates in proportion to their respective ownership interests. See "Federal Income Tax Consequences-Tax Treatment of REMIC Residual Interests" and "-Special Considerations for Certain Types of Investors-Individuals and Pass-Through Entities" in the prospectus. In addition, some portion of a purchaser's basis, if any, in residual certificates may not be recovered until termination of the trust fund. Furthermore, Treasury regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of residual certificates. Any transferee of residual certificates receiving such consideration should consult its tax advisors regarding these regulations. See "Federal Income Tax Consequences-Special Considerations for Certain Types of Investors-Disposition of Residual Certificates" in the prospectus.

                               Due to the special tax treatment of residual interests, the effective after-tax return of the residual certificates may be significantly lower than would be the case if the residual certificates were taxed as debt instruments and could be negative.

The Recording of the           The mortgages or assignments of mortgage for some
Mortgages in the Name of       of the mortgage loans have been recorded in the
                               name of Mortgage Electronic

MERS May Affect the Yield on   Registration Systems, Inc., or MERS, solely as
the Certificates.              nominee for the originator and its successors and
                               assigns, including the trust. Subsequent assignments of those mortgages are registered electronically through the MERS system. However, if MERS discontinues the MERS system and it becomes necessary to record an assignment of mortgage to the trustee, any related expenses will be paid by the trust and will reduce the amount available to make distributions on the certificates.

                               The recording of mortgages in the name of MERS is a relatively new practice in the mortgage lending industry. Public recording officers and others may have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans. In that regard, a Florida court recently ruled that MERS lacked standing to pursue foreclosure proceedings on behalf of the beneficial owners of several mortgage notes who were not named parties to the proceedings.

                             THE MORTGAGE LOAN POOL

   The statistical information presented in this prospectus supplement concerning the mortgage loans is based on the scheduled principal balances of the mortgage loans as of the statistical calculation date, which is February 1, 2006. The mortgage loan principal balances that are transferred to the trust will be the scheduled principal balances as of the cut-off date, March 1, 2006. With respect to the mortgage loan pool, some scheduled principal amortization will occur, and some unscheduled principal amortization may occur from the statistical calculation date to the cut-off date and from the cut-off date to the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the statistical calculation date may not be included in the final mortgage loan pool because they may prepay in full prior to the cut-off date, or they may be determined not to meet the eligibility requirements for the final mortgage loan pool. In addition, certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut-off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the statistical calculation date as presented in this prospectus supplement, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5% from the statistical calculation pool of mortgage loans described in this prospectus supplement.

General

   The trust will primarily consist of approximately 7,406 conventional, subprime, adjustable- and fixed-rate, first-lien residential mortgage loans with original terms to maturity from their first scheduled payment due date of not more than 40 years, having an aggregate scheduled principal balance of approximately $1,533,923,499. The mortgage loans in the trust were acquired by the sponsor from the responsible party, who originated or acquired them.

   The mortgage loans were originated or acquired generally in accordance with the underwriting guidelines described in this prospectus supplement. See "--Underwriting Guidelines" below. In general, because such underwriting guidelines do not conform to Fannie Mae or Freddie Mac guidelines, the mortgage loans are likely to experience higher rates of delinquency, foreclosure and bankruptcy than if they had been underwritten in accordance with Fannie Mae or Freddie Mac guidelines.

   Approximately 86.05% of the mortgage loans in the trust are fixed-rate mortgage loans and approximately 13.95% are adjustable-rate mortgage loans, as described in more detail under "--Adjustable-Rate Mortgage Loans" below. All of the mortgage loans have scheduled monthly payment due dates on the first day of the month. Interest on the mortgage loans accrues on the basis of a 360-day year consisting of twelve 30-day months.

   All of the mortgage loans are secured by first mortgages, deeds of trust or similar security instruments creating first liens on residential properties consisting of one- to four-family dwelling units, individual condominium units, planned unit developments or individual units in modular homes.

   Pursuant to its terms, each mortgage loan, other than a loan secured by a condominium unit, is required to be covered by a standard hazard insurance policy in an amount equal to the lower of the unpaid principal amount of that mortgage loan or the replacement value of the improvements on the related mortgaged property.

   Generally, a condominium association is responsible for maintaining hazard insurance covering the entire building.

   Approximately 33.55% of the mortgage loans have original loan-to-value ratios in excess of 80.00%. The "loan-to-value ratio" or "LTV" of a mortgage loan at any time is the ratio of the principal balance of such mortgage loan at the date of determination to (a) in the case of a purchase, the least of the sale price of the mortgaged property, its appraised value or its review appraisal value (as determined pursuant to the underwriting guidelines) at the time of sale or (b) in the case of a refinancing or modification of a mortgage loan, the appraised value of the mortgaged property at the time of the refinancing or modification.

   None of the mortgage loans are covered by existing primary mortgage insurance policies.

   All of the mortgage loans are fully amortizing, except for approximately 12.45% of the mortgage loans that are balloon mortgage loans.

The Mortgage Loans

   The pool of mortgage loans had the following approximate aggregate characteristics as of the statistical calculation date(1):

Scheduled Principal Balance:                                 $1,533,923,499
Number of Mortgage Loans:                                         7,406
Average Scheduled Principal Balance:                            $207,119
Weighted Average Gross Interest Rate:                             7.77%
Weighted Average Net Interest Rate:(2)                            7.26%
Weighted Average Original FICO Score:                              652
Weighted Average Original LTV Ratio:(3)                          82.68%
Weighted Average Combined LTV with Silent Seconds:(3)            91.03%
Weighted Average Stated Remaining Term (months):                   358
Weighted Average Seasoning (months):                                1
Weighted Average Months to Roll:(4)                                26
Weighted Average Gross Margin:(4)                                 5.60%
Weighted Average Initial Rate Cap:(4)                             2.99%
Weighted Average Periodic Rate Cap:(4)                            1.00%
Weighted Average Gross Maximum Lifetime Rate:(4)                 13.74%
% of Silent Seconds:(5)                                          43.61%
Weighted Average Back-Debt to Income Ratio:                      43.33%

--------------------------
(1) All percentages calculated in this table are based on scheduled principal balances as of the statistical calculation date, unless otherwise noted.
(2) The weighted average net interest rate is equal to the weighted average gross interest rate less the servicing and trustee fee rates.
(3) The original LTV ratio reflects the loan-to-value ratio; the combined LTV with silent seconds reflects the ratio of the sum of the principal balance of the mortgage loans, plus the original principal balance of any subordinate lien mortgage loan outside of the mortgage pool secured by the same mortgaged properties, to the original value of the related mortgaged property.
(4) Represents the weighted average of the adjustable-rate mortgage loans only.
(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second-lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first-lien mortgage loan. The second-lien mortgage loan is not included in the mortgage loan pool.

   The scheduled principal balances of the mortgage loans range from approximately $19,938 to approximately $1,392,000. The mortgage loans had an average scheduled principal balance of approximately $207,119.

   The weighted average original loan-to-value ratio of the mortgage loans at origination is approximately 82.68% and approximately 33.55% of the mortgage loans have original loan-to-value ratios at origination exceeding 80.00%.

   All of the mortgage loans are secured by first liens.

   Approximately 52.65% of the mortgage loans are interest-only for a period of time.

   No more than approximately 0.32% of the mortgage loans are secured by mortgaged properties located in any one zip-code area.

   None of the mortgage loans imposes a Prepayment Premium for a term in excess of three years.

   [__] mortgage loans with an aggregate principal balance as of the cut-off date of $[_______], which represent not more than approximately 0.72% of the mortgage loans in the final mortgage loan pool, were more than 30 days but less than 60 days Delinquent with respect to their scheduled monthly payments. A mortgage loan will be considered past due, or "Delinquent," if the payment due on the related contractual payment date is not received by the immediately succeeding contractual payment date.

   The tables on Schedule A set forth certain statistical information with respect to the aggregate mortgage loan pool. Due to rounding, the percentages shown may not precisely total 100.00%.

Prepayment Premiums

   Approximately 75.20% of the mortgage loans provide for payment by the borrower of a prepayment premium (each, a "Prepayment Premium") in connection with certain voluntary, full or partial prepayments of principal. Generally, each such mortgage loan provides for payment of a Prepayment Premium in connection with certain voluntary, full or partial prepayments made within the period of time specified in the related mortgage note, ranging from one year to three years from the date of origination of such mortgage loan, or the penalty period, as described in this prospectus supplement. The amount of the applicable Prepayment Premium, to the extent permitted under applicable federal or state law, is as provided in the related mortgage note. No mortgage loan imposes a Prepayment Premium for a term in excess of three years. Prepayment Premiums collected from borrowers will be paid to the holders of the Class P certificates and will not be available for payment to the LIBOR Certificates.

   The servicer may waive (or permit a subservicer to waive), in whole or in part, a Prepayment Premium in accordance with the pooling and servicing agreement if the waiver would, in the servicer's judgment, maximize recoveries on the related mortgage loan, or the Prepayment Premium is (i) not permitted to be collected by applicable law, or the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters, or (ii) the enforceability of such Prepayment Premium is limited
(x) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights or (y) due to acceleration in connection with a foreclosure or other involuntary payment.

Adjustable-Rate Mortgage Loans

   All of the adjustable-rate mortgage loans provide for semi-annual adjustment of the related interest rate based on the Six-Month LIBOR Loan Index (as described below under "--The Index") as specified in the related mortgage note, and for corresponding adjustments to the monthly payment amount, in each case on each applicable adjustment date (each such date, an "Adjustment Date"). The first such adjustment for approximately 0.20% of the adjustable-rate mortgage loans will occur after an initial period of approximately six months following origination; in the case of approximately 0.29% of the adjustable-rate mortgage loans, approximately one year following origination; in the case of approximately 80.63% of the adjustable-rate mortgage loans, approximately two years following origination; in the case of approximately 15.81% of the adjustable-rate mortgage loans, approximately three years following origination; and in the case of 3.08% of the adjustable-rate mortgage loans, approximately five years following origination. On each Adjustment Date for an adjustable-rate mortgage loan, the interest rate will be adjusted to equal the sum, rounded generally to the nearest multiple of 1/8% of the index and a fixed percentage amount (the "Gross Margin"). The interest rate on each adjustable-rate mortgage loan will not increase or decrease by more than a fixed percentage of 1.00%, as specified in the related mortgage note (the "Periodic Cap") on any related Adjustment Date, except in the case of the first Adjustment Date, and will not exceed a specified maximum interest rate over the life of the adjustable-rate mortgage loan (the "Maximum Rate") or be less than a specified minimum interest rate over the life of the adjustable-rate mortgage loan (the "Minimum Rate"). The interest rate generally will not increase or decrease on the first Adjustment Date by more than a fixed percentage specified in the related mortgage note (the "Initial Cap"). The Initial Caps for substantially all of the adjustable-rate mortgage loans are:

   o  3.00% for approximately 99.51% of the adjustable-rate mortgage loans;

   o  2.00% for approximately 0.29% of the adjustable-rate mortgage loans; and

   o  1.00% for approximately 0.20% of the adjustable-rate mortgage loans.

   Effective with the first monthly payment due on each adjustable-rate mortgage loan (other than any adjustable-rate mortgage loans that are balloon mortgage loans) after each related Adjustment Date, or, with respect to the adjustable-rate interest-only mortgage loans, following the interest-only period, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related adjustable-rate mortgage loan over its remaining term, and pay interest at the interest rate as so adjusted. Due to the application of the Initial Caps, Periodic Caps and Maximum Rates, the interest rate on each such adjustable-rate mortgage loan, as adjusted on any related Adjustment Date, may be less than the sum of the applicable Index and the related Gross Margin, rounded as described in this prospectus supplement. See "--The Index" below. The adjustable-rate mortgage loans generally do not permit the related borrowers to convert their adjustable interest rate to a fixed interest rate.

The Index

   The Index used in determining the interest rates of all of the adjustable-rate mortgage loans is the average of the interbank offered rates for six month United States dollar deposits in the London market, calculated as provided in the related mortgage note (the "Six-Month LIBOR Loan Index") and as most recently available either as of (1) the first business day occurring in a specified period of time prior to such Adjustment Date, (2) the first business day of the month preceding the month of such Adjustment Date or (3) the last business day of the second month preceding the month in which such Adjustment Date occurs, as specified in the related mortgage note. In the event that the applicable Index becomes unavailable or otherwise unpublished, the servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

Underwriting Guidelines

   General

   The information set forth in the following paragraphs has been provided by First Franklin Financial Corporation.

   First Franklin Financial Corporation sold the mortgage loans to the sponsor. The information contained below with regard to First Franklin has been provided by First Franklin.

   The Originator

   Founded in 1981, First Franklin Financial Corporation, or the responsible party, is a Delaware corporation headquartered in San Jose, California. The responsible party is a wholly owned operating subsidiary of National City Bank of Indiana, which is a wholly-owned subsidiary of National City Corporation, a publicly traded financial holding company. From 1981 to 2004, the responsible party grew from a small mortgage broker to a full service mortgage lender with a wide variety of products. As of January 1, 2005, as a part of a restructuring of National City Bank of Indiana's residential mortgage operations, the responsible party transferred its mortgage origination functions to National City Bank of Indiana. The responsible party acquires first and second lien mortgage loans from National City Bank of Indiana and from third party mortgage lenders. National City Bank of Indiana originated approximately 99.49% of the mortgage loans acquired by the responsible party from January 1, 2005 through December 31, 2005.

   As of December 31, 2005, the responsible party's acquisition portfolio from all third party originators totaled approximately $35,402,674 year-to-date.

   Underwriting Standards

   Since January 1, 2005, all of the mortgage loans of a type similar to mortgage loans that were acquired by the responsible party were required to meet the underwriting criteria described in this prospectus supplement.

   The responsible party 's acquisition underwriting standards are primarily intended to assess the ability and willingness of the borrower to repay the debt and to evaluate the adequacy of the mortgaged property as collateral for the mortgage loan. The standards established by the responsible party require that the mortgage loans of a type similar to the mortgage loans were underwritten by the third party originators with a view toward the resale of the mortgage loans in the secondary mortgage market. In accordance with the responsible party 's guidelines for acquisition, the third party originators must consider, among other things, a mortgagor's credit history, repayment ability and debt service to income ratio ("Debt Ratio"), as well as the value, type and use of the mortgaged property. The mortgage loans generally bear higher rates of interest than mortgage loans that are originated in accordance with Fannie Mae and Freddie Mac standards, and may experience rates of delinquencies and foreclosures that are higher, and that may be substantially higher, than those experienced by portfolios of mortgage loans underwritten in a more traditional manner. Unless prohibited by applicable law or otherwise waived by the third party originator upon the payment by the related mortgagor of higher origination fees and a higher mortgage rate, a majority of the mortgage loans provide for the payment by the mortgagor of a prepayment charge on certain full prepayments made within one to three years from the date of origination of the related mortgage loan as described under "--Prepayment Premiums" above.

   Substantially all of the mortgage loans of a similar type as the mortgage loans were acquired by the responsible party based on loan application packages submitted to the third party originators by third party mortgage brokers which do not fund the mortgage loans. These mortgage brokers must meet minimum standards set by the third party originators and, once approved by the third party originators, the mortgage brokers are eligible to submit loan application packages in compliance with the terms of the mortgage broker agreement with the third party originator.

   The third party originators must meet minimum standards set by the responsible party, based on acquisition guidelines that require an analysis of the following information submitted with an application for approval: any applicable state lending license (in good standing), satisfactory credit report only if no federal income tax identification number, signed broker agreement, signed W-9 and signed broker authorization. Once approved as a third party originator, these companies are eligible to submit loan packages for purchase by the responsible party in compliance with the terms of a signed mortgage loan purchase agreement.

   The third party originators may originate mortgage loans for acquisition by the responsible party under an underwriting program called the Direct Access Program. Within the Direct Access Program, there are four documentation programs, the Full Documentation Program, the Limited Income Verification Program (the "LIV"), the Stated Plus Program and the No Income Verification Program (the "NIV"). In addition, under the responsible party's Blended Access Program, in the case of loans with two or more borrowers, if one of those borrowers with more than 50% of the total qualifying income is underwritten under a full documentation program, then the other borrower or borrowers may be underwritten under a stated documentation program. All of the mortgage loans were acquired by the responsible party under the Direct Access Program. While each underwriting program is intended to assess the risk of default, the Direct Access Program makes use of credit bureau risk scores (the "Credit Bureau Risk Score"). The Credit Bureau Risk Score is a statistical ranking of likely future credit performance developed by Fair, Isaac & Company ("Fair, Isaac") and the three national credit repositories Equifax, Trans Union and First American (formerly Experian which was formerly TRW). The Credit Bureau Risk Scores available from the three national credit repositories are calculated by the assignment of weightings to the most predictive data collected by the credit repositories and range from 300 to 850. Although the Credit Bureau Risk Scores are based solely on the information at the particular credit repository, such Credit Bureau Risk Scores have been calibrated to indicate the same level of credit risk regardless of which credit repository is used. The Credit Bureau Risk Score is used as an aid to, not a substitute for, the underwriter's judgment.

   The Direct Access Program was developed to simplify the origination process for third party originators. In contrast to assignment of credit grades according to traditional non-agency credit assessment methods, i.e., mortgage and other credit delinquencies, Direct Access relies upon a borrower's Credit Bureau Risk Score initially to determine a borrower's likely future credit performance. Third party originators are able to access Credit Bureau Risk Scores at the initial phases of the loan application process and use the score to determine a borrower's interest rate. The responsible party's acquisition guidelines require that the third party originator approve the mortgage loan using the Direct Access Program risk-based pricing matrix.

   In accordance with the responsible party 's guidelines for acquisition, under the Direct Access Program, the third party originators must require that the Credit Bureau Risk Score of the primary borrower (the borrower with at least 51.00% of total income for all LTVs) be used to determine program eligibility. Credit Bureau Risk Scores must be obtained from at least two national credit repositories, with the lower of the two scores being utilized in program eligibility determination. If Credit Bureau Risk Scores are obtained from three credit repositories, the middle of the three scores can be utilized. In all cases, a borrower's complete credit history must be detailed in the credit report that produces a given Credit Bureau Risk Score or the borrower is not eligible for the Direct Access Program. Generally, the minimum Credit Bureau Risk Score allowed under the Direct Access Program is 540.

   The Credit Bureau Risk Score, along with the loan-to-value ratio, is an important tool in assessing the creditworthiness of a Direct Access borrower. However, these two factors are not the only considerations in underwriting a Direct Access loan. The third party originators are required to review each Direct Access loan to determine whether the responsible party 's guidelines for income, assets, employment and collateral are met.

   In accordance with the responsible party's guidelines for acquisition, all of the mortgage loans of a type similar to the mortgage loans were required to be underwritten by the third party originator's underwriters having the appropriate signature authority. Each underwriter is granted a level of authority commensurate with their proven judgment, maturity and credit skills. On a case by case basis, a third party originator may determine that, based upon compensating factors, a prospective mortgagor not strictly qualifying under the underwriting risk category guidelines described below warrants an underwriting exception. Compensating factors may include, but are not limited to, low loan-to-value ratio, low Debt Ratio, substantial liquid assets, good credit history, stable employment and time in residence at the applicant's current address. It is expected that a substantial portion of the mortgage loans may represent such underwriting exceptions.

   In accordance with the responsible party's guidelines for acquisition, the third party originators' underwriters are required to verify the income of each applicant under various documentation programs as follows: under the Full Documentation Program, applicants are generally required to submit verification of stable income for the periods of six months to two years preceding the application dependent on credit score range; under the LIV Program, the borrower is qualified based on the income stated on the application and applicants are generally required to submit verification of adequate cash flow to meet credit obligations for the six month period preceding the application; the Stated Plus Program allows income to be stated, but requires borrowers to provide verification of liquid assets equaling three months of income stated on the mortgage application; under the NIV Program, applicants are qualified based on monthly income as stated on the mortgage application and the underwriter will determine that the stated income is reasonable and realistic when compared to borrower's employment type, assets and credit history. For Direct Access first lien mortgage loans from self-employed or 1099 borrowers with a credit score greater than or equal to 540 and not originated in conjunction with a second lien mortgage, bank statements (for 12 months) are acceptable as full documentation. For Direct Access first lien mortgage loans from self-employed or 1099 borrowers with credit scores greater than or equal to 600, regardless of being originated with a corresponding second lien mortgage, twelve months of bank statements are acceptable as full documentation. In all cases, the income stated must be reasonable and customary for the applicant's line of work. Although the income is not verified under the LIV and NIV Programs, a preclosing audit should be conducted to confirm that the business exists. Verification may be made through phone contact to the place of business, obtaining a valid business license, CPA/Enrolled Agent letter or through Dun and Bradstreet Information Services.

   The applicant generally must have a sufficiently established credit history to qualify for the appropriate Credit Bureau Risk Score range under the Direct Access Program. This credit history is substantiated by a two repository merged report prepared by an independent credit report agency. The report typically summarizes the applicant's entire credit history, and generally includes a seven year public record search for each address where the applicant has lived during the two years prior to the issuance of the credit report and contains information relating to such matters as credit history with local and national merchants and lenders, installment debt payments and any record of defaults, bankruptcy, repossession, suits or judgments. In some instances, borrowers with a minimal credit history are eligible for financing under the Direct Access Program.

   The third party originators originate loans secured by 1-4 unit residential properties made to eligible borrowers with a vested fee simple (or in some cases a leasehold) interest in the property. In accordance with the responsible party's guidelines for acquisition, the third party originators are required to comply with applicable federal and state laws and regulations and generally require an appraisal of the mortgaged property which conforms to Freddie Mac and/or Fannie Mae standards; and if appropriate, a review appraisal. Generally, appraisals are provided by appraisers approved by the responsible party. Review appraisals may only be provided by appraisers approved by the responsible party. In some cases, the third party originator may rely on a statistical appraisal methodology provided by a third party.

   Qualified independent appraisers must meet minimum standards of licensing and provide errors and omissions insurance in states where it is required to become approved to do business with the third party originators. Each Uniform Residential Appraisal Report includes a market data analysis based on recent sales of comparable homes in the area and, where deemed appropriate, replacement cost analysis based on the current cost of constructing a similar home. The review appraisal may be an enhanced desk, field review or an automated valuation report that confirms or supports the original appraiser's value of the mortgaged premises. The review appraisal may be waived by a Standard Plus Delegated Underwriter.

   In accordance with the responsible party's guidelines for acquisition, the third party originators must require title insurance on all mortgage loans secured by liens on real property. The third party originators must also require that fire and extended coverage casualty insurance be maintained on the secured property in an amount at least equal to the principal balance of the related residential loan or the replacement cost of the property, whichever is less.

   The third party originators are required to conduct a number of quality control procedures, including a post funding compliance audit as well as a full re-underwriting of a random selection of loans to assure asset quality. Under the compliance audit, all loans are required to be reviewed to verify credit grading, documentation compliance and data accuracy. Under the asset quality procedure, a random selection of each month's originations must be reviewed by each third party originator. The loan review is required to confirm the existence and accuracy of legal documents, credit documentation, appraisal analysis and underwriting decision. A report detailing audit findings and level of error is sent monthly to each branch for response. The audit findings and branch responses must then be reviewed by the third party originator's senior management. Adverse findings are to be tracked monthly and over a rolling six month period. This review procedure allows the third party originator to assess programs for potential guideline changes, program enhancements, appraisal policies, areas of risk to be reduced or eliminated and the need for additional staff training.

   Under the mortgage loan programs, various risk categories are used to grade the likelihood that the applicant will satisfy the repayment conditions of the loan. These risk categories establish the maximum permitted loan-to-value ratio and loan amount, given the occupancy status of the mortgaged property and the applicant's credit history and Debt Ratio. In general, higher credit risk mortgage loans are graded in categories which permit higher Debt Ratios and more (or more recent) major derogatory credit items such as outstanding judgments or prior bankruptcies; however these loan programs establish lower maximum loan-to-value ratios and lower maximum loan amounts for loans graded in such categories.

   "Equity Refinance" transactions are defined as those instances where the borrower receives the lesser of 2% of the new loan amount or $2,000 cash in hand. Funds used for debt consolidation are not included in this amount.

   The third party originators' origination guidelines under the Direct Access Program generally have the following criteria for borrower eligibility for the specified Credit Bureau Risk Score range.

   The Debt Ratio generally may not exceed 50.49% for all credit scores on full documentation and LIV loans. Loans meeting the residual income requirements may have a maximum Debt Ratio of 55.49%. The Debt Ratio for NIV loans may not exceed 50.49%.

   Generally, the responsible party's acquisition guidelines require that all liens affecting title must be paid at closing. Collections, charge-offs, judgments and liens not affecting title may remain open for combined loan-to-value ratios less than or equal to 80%, provided certain criteria are met. For instance, if the loan is a purchase or rate and term refinance, a payoff of such amounts shall not be required if, the related loan is not being originated together with a second lien loan, the balance of the items added to the loan amount does not exceed the maximum allowed combined loan-to-value ratio, the payment amounts are included in the debt calculation, and the third party originator loan has first lien priority.

   Pending Proceedings

   There are no material legal or governmental proceedings currently pending or known to be contemplated by governmental authorities against the responsible party. To the best of responsible party's knowledge, there are no material legal or governmental proceedings currently pending against First Franklin, a division of National City Bank of Indiana or any other third party originators.

   Affiliation or Relationships between the Responsible Party and Parties to Securitization Transaction

   The responsible party is affiliated with the aforementioned originator and third party originator, First Franklin, a division of National City Bank of Indiana, through common parent ownership. The responsible party is a wholly-owned operating subsidiary of National City Bank of Indiana.

   The responsible party is also affiliated with the servicer, National City Home Loan Services, Inc. Both the responsible party and the servicer are wholly-owned subsidiaries of National City Bank of Indiana.

   The responsible party is not affiliated with the sponsor, the depositor, the trustee, the underwriter or the interest rate swap provider.

Credit Scores

   Credit scores are obtained by many lenders in connection with mortgage loan applications to help them assess a borrower's creditworthiness (the "Credit Scores"). Credit Scores are generated by models developed by a third party which analyzed data on consumers in order to establish patterns which are believed to be indicative of the borrower's probability of default. The Credit Score is based on a borrower's historical credit data, including, among other things, payment history, delinquencies on accounts, levels of outstanding indebtedness, length of credit history, types of credit, and bankruptcy experience. Credit Scores range from approximately 250 to approximately 900, with higher scores indicating an individual with a more favorable credit history compared to an individual with a lower score. However, a Credit Score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. Lenders have varying ways of analyzing Credit Scores and, as a result, the analysis of Credit Scores across the industry is not consistent. In addition, it should be noted that Credit Scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of a mortgage loan. Furthermore, Credit Scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general, and assess only the borrower's past credit history. Therefore, a Credit Score does not take into consideration the effect of mortgage loan characteristics (which may differ from consumer loan characteristics) on the probability of repayment by the borrower. There can be no assurance that the Credit Scores of the mortgagors will be an accurate predictor of the likelihood of repayment of the related mortgage loans.

   The tables on Schedule A set forth certain information as to the Credit Scores of the related mortgagors, for the mortgage loans obtained by the responsible party in connection with the origination of each mortgage loan.

                                  THE SERVICER

General

   National City Home Loan Services, Inc. will act as servicer of the mortgage loans. The servicer will be required to service the mortgage loans in accordance with the pooling and servicing agreement.

   We cannot assure you that the delinquency, foreclosure and loss experience on the mortgage loans will correspond to the delinquency and foreclosure experience set forth in the tables below. The statistics shown in the table below represent the delinquency and foreclosure experience for the servicer's specified mortgage loan servicing portfolio only for the periods presented, whereas the aggregate delinquency and foreclosure experience on the mortgage loans included in the mortgage loan pool will depend on the results obtained over the life of the mortgage loan pool. In particular, the investors should note that newly originated loans will not be added to the mortgage loan pool, and the mortgage loan pool will therefore consist of a static pool of mortgage loans, whereas new mortgage loans are continually being originated and added to the pool for which the statistics in the tables below are compiled. Accordingly, the actual delinquency and foreclosure experience of the mortgage loans in the mortgage loan pool may be substantially higher than those indicated in the tables below. If the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the servicer. In addition, adverse economic conditions may affect the timely payment by the mortgagors of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Therefore, we cannot predict to what degree the actual delinquency and foreclosure loss experience on the mortgage loans will correspond to the statistical information set forth below. Moreover, the mortgage loans were acquired from entities other than the servicer of those mortgage loans. Consequently, the delinquency, foreclosure and loan loss experience set forth in the tables below may not necessarily be material to a prospective investor's decision to invest in the offered certificates.

National City Home Loan Services, Inc.

   National City Home Loan Services, Inc. ("NCHLS") will act as servicer of the mortgage loans. The information contained in this prospectus supplement with regard to the servicer has been provided by NCHLS. NCHLS will be required to service the mortgage loans in accordance with the pooling and servicing agreement.

   NCHLS is a Delaware corporation and a wholly-owned operating subsidiary of National City Bank of Indiana, which is a subsidiary of National City Corporation. NCHLS is a full-service, non-conforming mortgage servicing company headquartered in Pittsburgh, Pennsylvania. The loan servicing portfolio is serviced at offices located in Pittsburgh, Pennsylvania. NCHLS has been servicing non-conforming mortgage loans for approximately 16 years under various corporate names: American Financial Corporation, Altegra Credit Company and, since 2002, under the corporate name of National City Home Loan Services, Inc. NCHLS currently ranks as the twelfth largest U.S. non-conforming residential mortgage servicer. NCHLS is an affiliate of First Franklin through common parent ownership.

   Currently, substantially all of NCHLS's servicing portfolio consists of non-prime mortgage loans and variable rate home equity lines of credit, consisting of fixed-rate and adjustable-rate first and fixed-rate second lien balloon payment mortgage loans and variable rate home equity lines of credit. Prior to January 1, 2005, the closed-end first and second mortgage loans in NCHLS's servicing portfolio were originated or acquired by First Franklin and loans originated thereafter were generally acquired by First Franklin from National City Bank and other third-party lenders. The home equity lines of credit were originated by National City Bank and are currently owned by other affiliates of National City Corporation. The following table reflects the size and composition of NCHLS's servicing portfolio of closed-end non-prime mortgage loans as of the end of each indicated period.

                    National City Home Loan Services, Inc.'s
                          Non-prime Servicing Portfolio
                             (Dollars in Thousands)

     Aggregate Principal      Aggregate Principal     Aggregate Principal
        Balance as of            Balance as of           Balance as of
      December 31, 2003        December 31, 2004       December 31, 2005
   ----------------------- ----------------------- ------------------------
         $18,751,589              $23,049,992             $37,591,777

   NCHLS began interim servicing for First Franklin and its investor base in August 2002. In December, 2004, NCHLS began retaining servicing for the First Franklin's investors on a permanent basis. As of December 31, 2005, NCHLS serviced approximately 77,067 loans with an aggregate unpaid principal balance of approximately $13.6 billion included in sixteen (16) outstanding securitizations. A significant percentage of the mortgage loans in NCHLS's non-prime servicing portfolio are serviced for affiliates of NCHLS.

   NCHLS is rated "Above Average" as a residential nonprime mortgage servicer and alternative residential mortgage servicer by Standard & Poor's Ratings Services. NCHLS has an "RPS2-" rating as a primary servicer of residential non-prime and Alt-A products and an "RSS3+" rating as a special servicer from Fitch Ratings. NCHLS is also rated "SQ2+" as a primary servicer of nonprime and second lien loans and "SQ2-" as a special servicer by Moody's Investors Service, Inc.

NCHLS's Delinquency and Foreclosure Experience

   The following table sets forth the delinquency and foreclosure experience of the mortgage loans serviced by NCHLS at the end of the indicated periods. The indicated periods of delinquency are based on the number of days past due on a contractual basis. NCHLS's portfolio may differ significantly from the mortgage loans in the mortgage loan pool in terms of interest rates, principal balances, geographic distribution, types of properties, lien priority, origination and underwriting criteria, prior servicer performance and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the mortgage loans will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted mortgage loans. The actual delinquency experience on the mortgage loans will depend, among other things, upon the value of the real estate securing such mortgage loans and the ability of the related borrower to make required payments. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by NCHLS. In addition, adverse economic conditions may affect the timely payment by borrowers of scheduled payments of principal and interest on the mortgage loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the mortgage loan pool. Finally, the statistics shown below represent the delinquency experience, utilizing MBA methodology, for NCHLS's mortgage servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the mortgage loans will depend on the results obtained over the life of the mortgage loan pool.

                          Portfolio Year End Comparison

                                             As of                        As of                         As of
                                       DECEMBER 31, 2003            DECEMBER 31, 2004             DECEMBER 31, 2005
                                   Total Servicing Portfolio    Total Servicing Portfolio     Total Servicing Portfolio
                                   -------------------------    -------------------------     -------------------------
                                        ($ in thousands)             ($ in thousands)              ($ in thousands)

Total Outstanding Balance:                $18,751,589                  $23,049,992                   $37,591,777

Delinquency at:
   30 Days*
   Outstanding Principal Balance:           $530,613                     $595,677                     $1,257,900
      Delinquency %                          2.83%                        2.58%                         3.35%

   60 Days*
   Outstanding Principal Balance            $182,027                     $205,202                      $419,706
      Delinquency %                          0.97%                        0.89%                         1.12%

   90+ Days*
   Outstanding Principal Balance            $102,237                     $114,126                      $230,205
      Delinquency %                          0.55%                        0.50%                         0.61%

   Bankruptcy (1):
   Outstanding Principal Balance            $199,147                     $173,945                      $311,225
      Delinquency %                          1.06%                        0.75%                         0.83%

   Foreclosure:
   Outstanding Principal Balance            $185,962                     $168,194                      $256,519
      Delinquency %                          0.99%                        0.73%                         0.68%

   Real Estate Owned:
   Outstanding Principal Balance            $79,116                      $58,733                       $68,873
      Delinquency %                          0.42%                        0.25%                         0.18%

Total Seriously Delinquent
including real estate owned (2):            $748,489                     $720,201                     $1,286,528
Total Seriously Delinquent
excluding real estate owned:                $669,373                     $661,467                     $1,217,655

--------------------------
(1) Bankruptcies include both non-performing and performing loans in which the related borrower is in bankruptcy. Amounts included for contractually current bankruptcies for the total servicing portfolio for December, 31, 2003, December 31, 2004 and December 31, 2005 are $42,727, $50,831 and
      $111,629 respectively.
(2) Seriously delinquent is defined as loans that are 60 or more days delinquent, in foreclosure, in REO or held by a borrower who has declared bankruptcy.
*     Bankruptcies and Foreclosures have been removed from these categories.

   The statistics shown above represent the recent experience of NCHLS. There can be no assurance that the delinquency and foreclosure experience of the mortgage loans included in the trust fund will be comparable. In addition, these statistics are based on all of the one-to-four family residential mortgage loans in NCHLS's servicing portfolio, including mortgage loans with a variety of payment and other characteristics, including geographic locations and underwriting standards. The actual delinquency and foreclosure experience of the mortgage loans will depend, among other things, upon (a) the value of real estate securing the mortgage loans and (b) the ability of borrowers to make required payments.

   Accordingly, there can be no assurance that the delinquency and foreclosure experience of the trust fund's mortgage loans in the future will correspond to the future delinquency and foreclosure experience of NCHLS's one-to-four family conventional residential mortgage loan servicing portfolio.

NCHLS's Policies and Procedures

   NCHLS has established standard policies for the servicing and collection of mortgage loans. NCHLS's procedures for the servicing and collection functions, include the following:

   o  collecting, aggregating and remitting mortgage loan payments;

   o  accounting for principal and interest;

   o  holding escrow (impound) funds for payment of taxes and insurance;

   o  making inspections as required of the mortgaged properties;

   o  supervision of delinquent mortgage loans;

   o  loss mitigation efforts;

   o foreclosure proceedings and, if applicable, the disposition of mortgaged properties; and

   o generally administering the mortgage loans, for which it receives servicing fees.

   NCHLS's collection operation is a high touch unit that utilizes the early indicator scoring model, the Avaya autodialer (the "dialer"), and manual calling campaigns. Individual ownership is key to NCHLS's collection philosophy. The purpose of the dialer and the early indicator model is to quickly and efficiently reduce the delinquency so that collectors can manually work their individual portfolios. In managing the liquidation of defaulted mortgage loans, NCHLS generally will have sole discretion to take such action in maximizing recoveries to investors, including selling defaulted mortgage loans and REO properties. The bankruptcy unit's primary responsibilities are to protect the asset while a mortgage loan is going through the bankruptcy process. This responsibility is fulfilled by ensuring that borrowers make payments as required under the Bankruptcy Code. If this cannot be accomplished, NCHLS will seek relief through the bankruptcy court, including filing a motion from relief from the automatic stay, to enable NCHLS to commence foreclosure, as necessary. After a loan has been charged off, NCHLS's recovery team performs all aspects of the collection-related activity, including, but not limited to, borrower contact, credit bureau maintenance and tax reporting, which may result in recovery of the charged-off amount.

   Over the past three years, there has been no material change in NCHLS's servicing policies and procedures.

Prior Securitizations

   During the three years preceding the date of this prospectus supplement, NCHLS has not been notified and is not aware that any of the residential mortgage loan securitization pools serviced by NCHLS that have experienced servicing events of default, termination triggers or early amortization events because of servicing by NCHLS, and NCHLS has not been terminated as a servicer in a residential mortgage loan securitization due to a servicing default or application of a servicing performance test or trigger. During such time, NCHLS also neither has failed to make any required advance with respect to any issuance of residential mortgage backed securities nor disclosed material noncompliance with the servicing criteria applicable to any such securitization.

                                   THE SPONSOR

   The sponsor is Goldman Sachs Mortgage Company, a New York limited partnership ("GSMC"). GSMC is the parent of the depositor and an affiliate, through common parent ownership, of the underwriter and the swap provider.

   GSMC was formed in 1984. Its general partner is Goldman Sachs Real Estate Funding Corp. and its limited partner is The Goldman Sachs Group, Inc. (NYSE:GS). GSMC's executive offices are located at 85 Broad Street, New York, New York 10004, telephone number (212) 902-1000. GSMC purchases closed, independently funded, first- and subordinate-lien residential mortgage loans for its own investment, securitization, or resale. In addition, GSMC provides warehouse and repurchase financing to mortgage lenders. GSMC does not service loans. Instead GSMC contracts with another entity to service the loans on its behalf. GSMC also may engage in the secondary market activities noted above for non-real estate-secured loans in certain jurisdictions and other activities, but its principal business activity involves real estate-secured assets.

   GSMC has been active as a sponsor in the securitization market since 2001. As a sponsor, GSMC acquires residential mortgage loans in the secondary mortgage market and initiates the securitization of the loans it acquires by transferring the mortgage loans to the depositor, which loans will ultimately be transferred to the issuing entity for the related securitization.

   As of December 31, 2005, GSMC has sponsored the securitization of approximately $100,913,776,942 of residential mortgage loans, which include prime, subprime, Alt-A, FHA/VA, second lien, home equity line of credit, "scratch and dent," re-performing and seasoned loans.

   GSMC acquires residential mortgage loans in two contexts:

      (1) through bulk purchases, generally consisting of mortgage loan pools greater than $50 million; and

      (2)   through conduit purchases.

   Prior to acquiring any residential mortgage loans, GSMC will conduct a review of the related mortgage loan seller. GSMC's review process consists of reviewing select financial information for credit and risk assessment and underwriting guideline review, senior level management discussion and background checks. The scope of the mortgage loan due diligence will depend on the credit quality of the mortgage loans.

   The underwriting guideline review considers mortgage loan origination processes and systems. In addition, such review considers corporate policy and procedures relating to state and federal predatory lending and high cost lending laws, origination practices by jurisdiction, historical loan level loss experience, quality control practices, significant litigation and material investors.

   Servicers are assessed based upon review of systems and reporting capabilities (as compared against industry standard), review of collection procedures and confirmation of servicers' ability to provide loan-level data. In addition, GSMC conducts background checks, meets with senior management to determine whether the servicer complies with industry standards and otherwise monitors the servicer on an ongoing basis.

   GSMC has been the sponsor of securitizations backed by subprime mortgage loans since 2002. The following table describes the approximate initial principal amount of loans securitized in subprime mortgage loan securitizations sponsored by GSMC since 2002.

                                           Approximate Initial
                                           Principal Amount of
                       Year                 Loans Securitized
            ---------------------------- -------------------------
                       2002                      $4.4 billion
                       2003                      $2.1 billion
                       2004                      $9.7 billion
                       2005                     $14.5 billion


                             STATIC POOL INFORMATION

   Information concerning the sponsor's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.gs.com/staticpoolinfo/. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five years or, since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this prospectus supplement. These prior transactions include, among other transactions, prior securitizations of the sponsor of mortgage loans purchased from First Franklin (see, in particular, those securitizations with a "FF" series designation). Each of these mortgage loan securitizations is unique, and the characteristics of each securitized mortgage loan pool varies from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this prospectus supplement. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor's control, such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

   Information concerning certain of the responsible party's prior residential mortgage loan securitizations involving fixed- and adjustable-rate subprime mortgage loans secured by first or second lien mortgages or deeds of trust in residential real properties sold into a securitization by the responsible party is also available on the internet at http://www.gs.com/staticpoolinfo/. The information describing interest-only loans therein may include a description of both interest-only adjustable-rate mortgage loans and interest-only fixed-rate mortgage loans.

   In the event any changes or updates are made to the information available on the website, the depositor will provide to any person a copy of the information as it existed as of the date of this prospectus supplement upon request who writes or calls the depositor at 85 Broad Street, New York, New York 10004,
Attention: Jennifer Cohen, telephone number (212) 357-2280.

   In addition, the information available on the website relating to any mortgage loan securitizations issued prior to January 1, 2006 is not deemed to be part of this prospectus supplement, the accompanying prospectus or the depositor's registration statement.

                                  THE DEPOSITOR

   The depositor is GS Mortgage Securities Corp., a Delaware corporation. The depositor is a wholly-owned subsidiary of the sponsor, GSMC, and is an affiliate, through common parent ownership, of the underwriter and the swap provider. The depositor will not have any business operations other than securitizing mortgage assets and related activities.

   The certificate of incorporation of the depositor limits its activities to those necessary or convenient to carry out its securitization activities. The depositor will have limited obligations with respect to a series of securities. The depositor will obtain the mortgage loans from the sponsor, and may also assign to the trustee certain rights of the sponsor with respect to the mortgage loans. See "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement. In addition, after the issuance of the certificates, the depositor will have certain limited obligations, which includes, without limitation, appointing a successor trustee if the trustee resigns or is otherwise removed and preparing, or causing to be prepared, certain reports filed under the Securities Exchange Act of 1934, as amended.

                               THE ISSUING ENTITY

   FFMLT Trust 2006-FF4, the issuing entity, will be formed on the closing date pursuant to the pooling and servicing agreement. The issuing entity will be a New York common law trust with no officers or directors and no continuing duties other than to hold and service the mortgage loans and related assets and issue the certificates. The fiscal year end for the issuing entity will be December 31, commencing with December 31, 2006.

                                   THE TRUSTEE

   Deutsche Bank National Trust Company ("DBNTC") will act as trustee. DBNTC is a national banking association and has an office in Santa Ana, California. DBNTC has previously been appointed to the role of trustee for numerous mortgage-backed transactions in which residential mortgages comprised the asset pool and has significant experience in this area. As trustee, DBNTC will be calculating certain items and reporting as set forth in the pooling and servicing agreement. DBNTC has acted as calculation agent and paying agent in numerous mortgage-backed transactions since 1991. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as trustee on behalf of the certificateholders. DBNTC may perform certain of its obligations through one or more third party vendors. However, DBNTC shall remain liable for the duties and obligations required of it under the pooling and servicing agreement. DBNTC has had no material changes to DBNTC's policies or procedures in its calculation agent and paying agent roles in mortgage-backed transactions during the past 3 years. DBNTC will act as custodian of the mortgage files pursuant to the pooling and servicing agreement. DBNTC has performed this custodial role in numerous mortgage-backed transactions since 1991. DBNTC will maintain the mortgage files in secure, fire-resistant facilities. DBNTC will not physically segregate the mortgage files from other mortgage files in DBNTC's custody but will be kept in shared facilities. However, DBNTC's proprietary document tracking system will show the location within DBNTC's facilities of each mortgage file and will show that the mortgage loan documents are held by the trustee on behalf of the trust. DBNTC has no pending legal proceedings that would materially affect its ability to perform its duties as custodian.

   DBNTC is providing the information in the foregoing paragraph at the depositor's request in order to assist the depositor with the preparation of its disclosure documents to be filed with the SEC pursuant to Regulation AB. Otherwise, DBNTC has not participated in the preparation of such disclosure documents and assumes no responsibility or liability for their contents.

   In its capacity as trustee, DBNTC will be required to perform the following duties regarding the residential mortgage-backed securities:

   o  execute and authenticate the certificates;

   o  maintain lists of certificateholders;

   o maintain custody of the mortgage files with respect to certain of the mortgage loans;

   o make distributions according to the priorities set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement;

   o collect and prepare certain reports and notices to the certificateholders as set forth in the pooling and servicing agreement;

   o collect and prepare certain reports and notices to the rating agencies as set forth in the pooling and servicing agreement;

   o notify certificateholders of "servicer events of default" as defined and described under "The Pooling and Servicing Agreement--Removal and Resignation of a Servicer" in this prospectus supplement;

   o in case of a servicer event of default, file claims and enforce all rights of action pursuant to the terms of the pooling and servicing agreement;

   o amend the provisions of the pooling and servicing agreement at the request of a specified percentage of certificateholders as further described under "The Pooling and Servicing Agreement--Amendment" in this prospectus supplement; and

   o perform tax reporting duties and make REMIC elections pursuant to the pooling and servicing agreement.

   DBNTC will only be required to perform duties that are specifically set forth in the pooling and servicing agreement, interest rate swap agreement and any other agreements relating to the issuing entity to which it is a party or the certificates. In addition, DBNTC may conclusively rely on any documents furnished to it as the trustee, is not bound to make any investigation into the facts underlying such documents, is not required to expend or risk its own funds or incur any financial liability in the exercise of its rights and powers, and shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized. DBNTC is not responsible for verifying, recomputing or recalculating information given to it by a servicer. See also "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicer and the Trustee" for additional limitations on the liability of DBNTC.

   DBNTC will be entitled to indemnification from (a) the responsible party for breaches of certain representations and warranties to the extent described under "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement and (b) the trust to the extent described under "The Pooling and Servicing Agreement-- Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement.

   DBNTC may resign or be removed as set forth in the pooling and servicing agreement. Such resignation or removal will become effective when a successor trustee accepts the appointment.

                         INTEREST RATE SWAP COUNTERPARTY

   The interest rate swap agreement will be provided by Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership (the "Swap Provider"). The Swap Provider has a counterparty rating of "Aaa" from Moody's Investors Service, Inc. and a credit rating of "AA+" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. The Swap Provider is an affiliate of the sponsor, the depositor and the underwriter through common parent ownership.

                         DESCRIPTION OF THE CERTIFICATES

General

   On the closing date, the trust will be created and the depositor will cause the trust to issue the certificates. The certificates will be issued in nineteen classes--the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2, Class R, Class RC, Class RX, Class P, Class C and Class X certificates. Only the Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class R, Class RC and Class RX certificates (collectively, the "Offered Certificates") will be offered under this prospectus supplement. The Class R, Class RC and Class RX certificates are referred to as the "Residual Certificates" in this prospectus supplement. The Class B-1, Class B-2 certificates and the Offered Certificates, other than the Residual Certificates, are referred to as the "LIBOR Certificates" in this prospectus supplement. The Offered Certificates that are LIBOR Certificates are referred to as "Offered LIBOR Certificates" in this prospectus supplement. The certificates will collectively represent the entire undivided ownership interest in the trust fund created and held under the pooling and servicing agreement, subject to the limits and priority of distribution provided for in that agreement.

   The trust fund will consist of:

   o the mortgage loans, together with the related mortgage files and all related collections and proceeds due and collected after the cut-off date;

   o such assets as from time to time are identified as REO property and related collections and proceeds;

   o assets that are deposited in the accounts described in this prospectus supplement and invested in accordance with the pooling and servicing agreement; and

   o  an interest rate swap agreement.

   The LIBOR Certificates will be issued and available only in book-entry form, in minimum denominations of $25,000 initial principal amount and integral multiples of $1 in excess of $25,000, except that one certificate of each class may be issued in an amount less than $25,000. The Residual Certificates will be issued and available only in definitive form, in minimum denominations of $50. For information regarding the issuance of certificates in book-entry form, see "--Book-Entry Registration" below.

   Voting rights will be allocated among holders of the LIBOR Certificates in proportion to the Class Certificate Balances of their respective certificates on such date, except that the Class X and Class P certificates will each be allocated 1% of the voting rights. The Class C certificates and the Residual Certificates will not be entitled to any voting rights.

   The certificates will represent interests in all of the mortgage loans in the trust fund.

   The following chart illustrates generally the distribution priorities and the subordination features applicable to the certificates.

                            ---------------------
                        |   |     Class A-1     |          / \
                        |   |     Class A-2     |           |
            Accrued     |   |     Class A-3     |   Losses  |
          certificate   |   ---------------------           |
           interest,    |   |     Class M-1     |           |
              then      |   ---------------------           |
           principal    |   |     Class M-2     |           |
                        |   ---------------------           |
                        |   |     Class M-3     |           |
                        |   ---------------------           |
                        |   |     Class M-4     |           |
                        |   ---------------------           |
                        |   |     Class M-5     |           |
                        |   ---------------------           |
                        |   |     Class M-6     |           |
                        |   ---------------------           |
                        |   |     Class M-7     |           |
                        |   ---------------------           |
                        |   |     Class M-8     |           |
                        |   ---------------------           |
                        |   |     Class B-1     |           |
                        |   ---------------------           |
                        |   |     Class B-2     |           |
                        |   ---------------------           |
                       \ /  |     Class X       |           |
                            ---------------------

Book-Entry Registration

   The LIBOR Certificates are sometimes referred to in this prospectus supplement as "book-entry certificates." No person acquiring an interest in the book-entry certificates will be entitled to receive a definitive certificate representing an obligation of the trust, except under the limited circumstances described in this prospectus supplement. Beneficial owners may elect to hold their interests through DTC, in the United States, or Clearstream Banking, societe anonyme or Euroclear Bank, as operator of the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the LIBOR Certificates are book-entry certificates, such certificates will be evidenced by one or more certificates registered in the name of Cede & Co., which will be the "holder" of such certificates, as the nominee of DTC or one of the relevant depositories. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through Clearstream or Euroclear, on the other, will be effected in DTC through the relevant depositories of Clearstream or Euroclear, respectively, and each a participating member of DTC. The interests of the beneficial owners of interests in the LIBOR Certificates will be represented by book entries on the records of DTC and its participating members. All references in this prospectus supplement to the LIBOR Certificates reflect the rights of beneficial owners only as such rights may be exercised through DTC and its participating organizations for so long as such certificates are held by DTC.

   The beneficial owners of the LIBOR Certificates may elect to hold their certificates through DTC in the United States, or Clearstream or Euroclear if they are participants in such systems, or indirectly through organizations which are participants in such systems. The LIBOR Certificates will be issued in one or more certificates which in the aggregate equal the outstanding principal balance or notional amount of the related class of certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream and Euroclear will hold omnibus positions on behalf of their participants through customers securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositories names on the books of DTC. Except as described below, no beneficial owner will be entitled to receive a physical or definitive certificates. Unless and until definitive certificates are issued, it is anticipated that the only holder of the LIBOR Certificates will be Cede & Co., as nominee of DTC. Beneficial owners will not be holders or certificateholders as those terms are used in the pooling and servicing agreement. Beneficial owners are only permitted to exercise their rights indirectly through participants and DTC.

   The beneficial owner's ownership of a book-entry certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary that maintains the beneficial owner's account for such purpose. In turn, the financial intermediary's ownership of such book-entry certificate will be recorded on the records of DTC or on the records of a participating firm that acts as agent for the financial intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's financial intermediary is not a DTC participant and on the records of Clearstream or Euroclear, as appropriate.

   DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thus eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, including underwriters, banks, trust companies and clearing corporations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly through indirect participants.

   Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of book-entry certificates, such as the LIBOR Certificates, among participants on whose behalf it acts with respect to the book-entry certificates and to receive and transmit distributions of principal of and interest on the book-entry certificates. Participants and indirect participants with which beneficial owners have accounts with respect to the book-entry certificates similarly are required to make book-entry transfers and receive and transmit such distributions on behalf of their respective beneficial owners.

   Beneficial owners that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, book-entry certificates may do so only through participants and indirect participants. In addition, beneficial owners will receive all distributions of principal and interest from the trustee, or a paying agent on behalf of the trustee, through DTC participants. DTC will forward such distributions to its participants, which thereafter will forward them to indirect participants or beneficial owners. Beneficial owners will not be recognized by the trustee or any paying agent as holders of the LIBOR Certificates, and beneficial owners will be permitted to exercise the rights of the holders of the LIBOR Certificates only indirectly through DTC and its participants.

   Because of time zone differences, it is possible that credits of securities received in Clearstream or Euroclear as a result of a transaction with a participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Clearstream participants on such business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but, due to time zone differences, may be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

   Transfers between participants will occur in accordance with DTC rules. Transfers between Clearstream participants and Euroclear participants will occur in accordance with their respective rules and operating procedures.

   Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the relevant depositary, each of which is a participating member of DTC; provided, however, that such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the relevant depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving distribution in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the relevant depositories for Clearstream or Euroclear.

   Clearstream holds securities for its participant organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thus eliminating the need for physical movement of securities. Transactions may be settled through Clearstream in many currencies, including United States dollars. Clearstream provides to its Clearstream participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic markets in several countries. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

   Euroclear was created to hold securities for its participants and to clear and settle transactions between its participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. The Euroclear System is owned by Euroclear plc and operated through a license agreement by Euroclear Bank S.A./N.V., a bank incorporated under the laws of the Kingdom of Belgium (the "Euroclear Operator"). The Euroclear Operator holds securities and book-entry interests in securities for participating organizations and facilitates the clearance and settlement of securities transactions between Euroclear participants, and between Euroclear participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Non-participants of Euroclear may hold and transfer book-entry interests in the LIBOR Certificates through accounts with a direct participant of Euroclear or any other securities intermediary that holds book-entry interests in the LIBOR Certificates through one or more securities intermediaries standing between such other securities intermediary and the Euroclear Operator.

   Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts only on behalf of Euroclear participants and has no record of or relationship with the persons holding through Euroclear participants.

   Distributions on the book-entry certificates will be made on each Distribution Date by the trustee to Cede & Co., as nominee of DTC. DTC will be responsible for crediting the amount of such distributions to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such distribution to the beneficial owners of the book-entry certificates that it represents and to each financial intermediary for which it acts as agent. Each such financial intermediary will be responsible for disbursing funds to the beneficial owners of the book-entry certificates that it represents.

   Under a book-entry format, beneficial owners of the book-entry certificates may experience some delay in their receipt of distributions, since such distributions will be forwarded by the trustee to Cede & Co., as nominee of DTC. Distributions with respect to certificates held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by the relevant depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of financial intermediaries, the ability of a beneficial owner to pledge book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such book-entry certificates, may be limited due to the lack of physical certificates for such book-entry certificates. In addition, issuance of the book-entry certificates in book-entry form may reduce the liquidity of such certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

   Monthly and annual reports on the trust made available by the trustee to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC, and to the financial intermediaries to whose DTC accounts the book-entry certificates of such beneficial owners are credited.

   DTC has advised the depositor that it will take any action permitted to be taken by a holder of the LIBOR Certificates under the pooling and servicing agreement only at the direction of one or more participants to whose accounts with DTC the book-entry certificates are credited. Additionally, DTC has advised the depositor that it will take such actions with respect to specified percentages of voting rights only at the direction of and on behalf of participants whose holdings of book-entry certificates evidence such specified percentages of voting rights. DTC may take conflicting actions with respect to percentages of voting rights to the extent that participants whose holdings of book-entry certificates evidence such percentages of voting rights authorize divergent action.

   None of the trust, the depositor, the servicer, or the trustee will have any responsibility for any aspect of the records relating to or distributions made on account of beneficial ownership interests of the book-entry certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

   Although DTC, Clearstream and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See "Description of the Securities--Book-Entry Registration" in the prospectus.

   See also the attached Annex I for certain information regarding U.S. federal income tax documentation requirements for investors holding certificates through Clearstream or Euroclear (or through DTC if the holder has an address outside the United States).

Definitive Certificates

   The LIBOR Certificates, which will be issued initially as book-entry certificates, will be converted to definitive certificates and reissued to beneficial owners or their nominees, rather than to DTC or its nominee, only if
(a) DTC or the depositor advises the trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the book-entry certificates and the trustee or the depositor is unable to locate a qualified successor or (b) the depositor notifies DTC of its intent to terminate the book-entry system through DTC and, upon receipt of notice of such intent from DTC, the participants holding beneficial interests in the certificates agree to initiate such termination.

   Upon the occurrence of any event described in the immediately preceding paragraph, DTC or the trustee, as applicable, will be required to notify all participants of the availability through DTC of definitive certificates. Upon delivery of definitive certificates, the trustee will reissue the book-entry certificates as definitive certificates to beneficial owners. Distributions of principal of, and interest on, the book-entry certificates will thereafter be made by the trustee, or a paying agent on behalf of the trustee, directly to holders of definitive certificates in accordance with the procedures set forth in the pooling and servicing agreement.

   Definitive certificates will be transferable and exchangeable at the offices of the trustee, its agent or the certificate registrar designated from time to time for those purposes. As of the closing, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention: Securities Payment Unit, for purposes of the surrender of certificates for the final distribution. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with the transfer or exchange.

Assignment of the Mortgage Loans

   Pursuant to a mortgage loan purchase and warranties agreement (the "Sale Agreement"), the responsible party sold the mortgage loans, without recourse, to GSMC. Pursuant to an assignment and recognition agreement (the "Assignment Agreement" and collectively with the Sale Agreement, the "First Franklin Agreements"), GSMC will sell and convey the mortgage loans, including all principal outstanding as of, and interest due and accruing after, the close of business on the cut-off date, without recourse, to the depositor on the closing date. Pursuant to the pooling and servicing agreement, the depositor will sell, without recourse, to the trust, all right, title and interest in and to each mortgage loan, including all principal outstanding as of, and interest due after, the close of business on the cut-off date. Each such transfer will convey all right, title and interest in and to (a) principal outstanding as of the close of business on the cut-off date (after giving effect to payments of principal due on that date, whether or not received) and (b) interest due and accrued on each such mortgage loan after the cut-off date. However, GSMC will not convey to the depositor, and will retain all of its right, title and interest in and to (x) principal due on each mortgage loan on or prior to the cut-off date and principal prepayments in full and curtailments (i.e., partial prepayments) received on each such mortgage loan on or prior to the cut-off date and (y) interest due and accrued on each mortgage loan on or prior to the cut-off date.

Delivery of Mortgage Loan Documents

   In connection with the sale, transfer, assignment or pledge of the mortgage loans to the trust, the depositor will cause to be delivered to the trustee, on or before the closing date, the following documents with respect to each mortgage loan, which documents constitute the mortgage file:

      (a) the original mortgage note, endorsed without recourse in blank by the last endorsee, including all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee (except for no more than two of the mortgage loans for which there is a lost note affidavit and a copy of the mortgage note);

      (b) the original of any guaranty executed in connection with the mortgage note;

      (c) the related original mortgage and evidence of its recording or, in certain limited circumstances, a copy of the mortgage certified by the originator, escrow company, title company, or closing attorney;

      (d) except with respect to each MERS Designated Mortgage Loan, the originals of any intervening mortgage assignment(s), showing a complete chain of assignment from the originator of the related mortgage loan to the last endorsee or, in certain limited circumstances, (i) a copy of the intervening mortgage assignment together with an officer's certificate of the responsible party (or certified by the title company, escrow agent or closing attorney) stating that of such intervening mortgage assignment has been dispatched for recordation and the original intervening mortgage assignment or a copy of such intervening mortgage assignment certified by the appropriate public recording office will be promptly delivered upon receipt by responsible party, or (ii) a copy of the intervening mortgage assignment certified by the appropriate public recording office to be a true and complete copy of the recorded original;

      (e) except with respect to each MERS Designated Mortgage Loan, the original mortgage assignment in recordable form, which, if acceptable for recording in the relevant jurisdiction, may be included in a blanket assignment or assignments, of each mortgage from the last endorsee in blank;

      (f) originals of all assumption, modification, consolidation and extension agreements, if provided, in those instances where the terms or provisions of a mortgage or mortgage note have been modified or such mortgage or mortgage note has been assumed;

      (g) an original title insurance policy or attorney's opinion of title and abstract of title; and

      (h) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the mortgage (if provided).

   Pursuant to the pooling and servicing agreement, the trustee will agree to execute and deliver on or prior to the closing date an acknowledgment of receipt of the original mortgage note (item (a) above) with respect to each of the mortgage loans, with any exceptions noted. The trustee will agree, for the benefit of the holders of the certificates, to review, or cause to be reviewed, each mortgage file within ninety days after the closing date - or, with respect to any Substitute Mortgage Loan delivered to the trustee, within thirty days after the receipt of the mortgage file by the trustee - and to deliver a certification generally to the effect that, as to each mortgage loan listed in the schedule of mortgage loans,

   o all documents required to be reviewed by it pursuant to the pooling and servicing agreement are in its possession;

   o each such document has been reviewed by it and appears regular on its face and relates to such mortgage loan;

   o based on its examination and only as to the foregoing documents, certain information set forth on the schedule of mortgage loans accurately reflects the information set forth in the mortgage file delivered on such date; and

   o each mortgage note has been endorsed as provided in the pooling and servicing agreement.

   If the trustee, during the process of reviewing the mortgage files, finds any document constituting a part of a mortgage file that is not executed, has not been received or is unrelated to the mortgage loans, or that any mortgage loan does not conform to the requirements above or to the description of the requirements as set forth in the schedule of mortgage loans, the trustee is required to promptly so notify the responsible party, the servicer and the depositor in writing. The responsible party will be required to use reasonable efforts to cause to be remedied a material defect in a document constituting part of a mortgage file of which it is so notified by the trustee. If, however, within 30 days after the earlier of either discovery by or notice to the responsible party of such defect, the responsible party has not caused the defect to be remedied, the responsible party will be required to either (a) substitute a Substitute Mortgage Loan for the defective mortgage loan, or (b) repurchase the defective mortgage loan. The substitution or repurchase is required to be effected in the same manner as a substitution or repurchase for a material breach of a mortgage loan representation and warranty, as described below under "--Representations and Warranties Relating to the Mortgage Loans". The obligations of the responsible party to cure such breach or to purchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty available to the holders of the certificates, the depositor, the servicer and the trustee.

Representations and Warranties Relating to the Mortgage Loans

  Pursuant to the First Franklin Agreements, the responsible party will make certain representations and warranties as of the applicable Original Sale Date (or such other date as set forth below). These representations and warranties include, but are not limited to:

   (1) No payment required under the mortgage loan is more than one payment past due;

   (2) Other than payments not more than one payment past due, there are no defaults in complying with (i) the terms of the mortgage and (ii) all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

   (3) The terms of the mortgage note and mortgage have not been impaired, waived, altered or modified in any respect from and after the date of origination, except by a written instrument which has been recorded, if necessary to protect the interests of the purchaser. No mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the mortgage loan file;

   (4) The mortgage loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the mortgage note or the mortgage, or the exercise of any right under the mortgage note or the mortgage, render either the mortgage note or the mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect to the mortgage loan, and no mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at, or subsequent to, the time the mortgage loan was originated;

   (5) Pursuant to the terms of the mortgage, all buildings or other improvements upon the mortgaged property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are provided for by Fannie Mae or Freddie Mac;

   (6) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the mortgage loan have been complied with;

   (7) The mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the mortgaged property has not been released from the lien of the mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The responsible party has not waived the performance by the mortgagor of any action, if the mortgagor's failure to perform such action would cause the mortgage loan to be in default, nor has the responsible party waived any default resulting from any action or inaction by the mortgagor;

   (8) The mortgage is a valid, subsisting, enforceable and perfected first lien on the mortgaged property, including all buildings and improvements on the mortgaged property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the related mortgage loan. The lien of the mortgage is subject only to:

         (i) the lien of current real property taxes and assessments not yet due and payable;

         (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to prudent mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the mortgage loan and (a) specifically referred to or otherwise considered in the appraisal made for the originator of the mortgage loan or (b) which do not adversely affect the appraised value of the mortgaged property set forth in such appraisal; and

         (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related mortgaged property;

   (9) The mortgage note and the mortgage and any other agreement executed and delivered by a mortgagor in connection with a mortgage loan are genuine, and each is the legal, valid and binding obligation of the maker enforceable in accordance with its terms, subject to bankruptcy laws and similar laws of general application affecting creditor's rights and subject to the application of the rules of equity, including those respecting the availability of specific performance. All parties to the mortgage note, the mortgage and any other such related agreement had legal capacity to enter into the mortgage loan and to execute and deliver the mortgage note, the mortgage and any such agreement, and the mortgage note, the mortgage and any other such related agreement have been duly and properly executed by other such related parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated in them or necessary to make the information and statements in them not misleading. No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a mortgage loan has taken place on the part of the responsible party and, to the best of the responsible party's knowledge, any other person, (including without limitation, the mortgagor, any appraiser, any builder or developer, or any other party involved in the origination or servicing of the mortgage loan);

   (10) The mortgage loan is covered by an American Land Title Association lender's title insurance policy, or with respect to any mortgage loan for which the related mortgaged property is located in California, a California Land Title Association lender's title insurance policy, or other generally acceptable form of policy or insurance, and each such title insurance policy is issued by a title insurer generally acceptable in the secondary market and qualified to do business in the jurisdiction where the mortgaged property is located, insuring the responsible party, its successors and assigns, as to the first priority lien with respect to the mortgage loans, of the mortgage in the original principal amount of the mortgage loan, subject only to the exceptions contained in clause
(i) of representation 8 above;

   (11) All parties which have had any interest in the mortgage loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the mortgaged property is located, and (2) either (i) organized under the laws of such state, or (ii) qualified to do business in such state, or (iii) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (3) not doing business in such state;

   (12) Other than payments due but not yet 30 or more days Delinquent, there is no default, breach, violation or event which would permit acceleration existing under the mortgage or the mortgage note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event which would permit acceleration, and neither the responsible party nor any of its affiliates nor any of their respective predecessors have waived any default, breach, violation or event which would permit acceleration;

   (13) Except as insured against by the title insurance policy, there are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related mortgaged property which are or may be liens prior to, or equal or coordinate with, the lien of the related mortgage;

   (14) The mortgage loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, an operating subsidiary of a national bank, credit union, insurance company or other similar institution which is supervised and examined by a federal or state authority;

   (15) The mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder of the mortgage adequate for the realization against the mortgaged property of the benefits of the security provided by the mortgaged property, including, (i) in the case of a mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a mortgagor on a mortgage loan and foreclosure on, or trustee's sale of, the mortgaged property pursuant to the proper procedures, the holder of the mortgage loan will be able to deliver good and merchantable title to the mortgaged property. There is no homestead or other exemption available to a mortgagor which would interfere with the right to sell the mortgaged property at a trustee's sale or the right to foreclose the mortgage, subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption or similar law;

   (16) The mortgaged property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the mortgaged property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

   (17) The mortgage note is not and has not been secured by any collateral except the lien of the corresponding mortgage and the security interest of any applicable security agreement or chattel mortgage;

   (18) There is no proceeding pending or threatened for the total or partial condemnation of the mortgaged property. The mortgaged property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the mortgaged property as security for the mortgage loan or the use for which the premises were intended and each mortgaged property is in good repair;

   (19) The mortgage file contains an appraisal of the related mortgaged property signed prior to the approval of the mortgage loan application by a qualified appraiser, who had no interest, direct or indirect in the mortgaged property or in any loan made on the security of the mortgaged property, and whose compensation is not affected by the approval or disapproval of the mortgage loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated under that Act, all as in effect on the date the mortgage loan was originated;

   (20) None of the mortgage loans are (i) "high cost loans," (ii) covered by the Home Ownership and Equity Protection Act of 1994 or (iii) in violation of, or classified as "high cost," "threshold," "predatory" or "covered" loans under, any other applicable state, federal or local law. No predatory or deceptive lending practices, as defined by applicable laws, including, without limitation, the extension of credit without regard to the ability of the mortgagor to repay and the extension of credit which has no apparent benefit to the mortgagor, were employed in the origination of the mortgage loan. No mortgage loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary);

   (21) Each mortgage loan is subject to a prepayment penalty as provided in the related mortgage note unless otherwise indicated on the related mortgage loan schedule, and (i) with respect to mortgage loans originated prior to October 1, 2004, no mortgage loan has a prepayment penalty period in excess of five years, and (ii) with respect to mortgage loans originated on or after October 1, 2004, no mortgage loan has a prepayment penalty period in excess of three years;

   (22) None of the mortgage loans originated on or after October 1, 2002 and prior to March 7, 2003 is secured by property located in the state of Georgia. There is no mortgage loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act;

   (23) No mortgagor was required to purchase any single premium credit insurance policy (e.g., life, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, disability, accident, unemployment, mortgage, or health insurance) in connection with the origination of the mortgage loan; No proceeds from any mortgage loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such mortgage loan;

   (24) The origination, servicing and collection practices used by the responsible party with respect to the mortgage loans have been in all respects in compliance with accepted servicing practices, applicable laws and regulations, and have been in all respects legal and proper and prudent in the mortgage origination and servicing business;

   (25) No mortgage loan (i) is secured by property located in the State of New York, (ii) had an original principal balance of $300,000 or less, and (iii) has an application date on or after April 1, 2003, the terms of which mortgage loan equal or exceed either the annual percentage rate or the points and fees threshold for "high-cost home loans," as defined in Section 6-L of the New York State Banking Law;

   (26) Each mortgage loan was originated in compliance with, and the responsible party is in compliance with, all applicable anti-money laundering laws, including the relevant provisions of the Bank Secrecy Act, as amended by the USA Patriot Act of 2001 and its implementing regulations, and related government rules and regulations (collectively, the "Patriot Act"); the Seller has established an anti-money laundering compliance program and, with respect to the Patriot Act, has (i) developed internal policies, procedures and controls reasonably designed to prevent it from being used for money laundering or the financing of terrorist activities, (ii) designated a compliance officer, (iii) implemented an ongoing employee training program and (iv) developed an independent audit function to test the compliance program;

   (27) The responsible party has furnished or has caused the any interim servicer to furnish, in accordance with the Fair Credit Reporting Act accurate and complete information on its borrower credit files with respect to each Mortgage Loan to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

   (28) With respect to any mortgage loan originated on or after August 1, 2004, neither the related mortgage nor the related mortgage note requires the mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction;

   (29) As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the responsible party, that responsible party has full right and authority and is not precluded by law or contract from furnishing such information; and

   (30) Each mortgage loan is a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

   Pursuant to the First Franklin Agreements, upon the discovery by the responsible party, GSMC, the servicer, the depositor or the trustee that any of the representations and warranties contained in the First Franklin Agreements have been breached in any material respect as of the date made, with the result that value of, or the interests of the trustee or the holders of the certificates in the related mortgage loan were materially and adversely affected, the party discovering such breach will be required to give prompt written notice to the other parties. Subject to certain provisions of the First Franklin Agreements, within no more than 60 days of the earlier to occur of the responsible party's discovery of or its receipt of notice of any such breach with respect to a mortgage loan transferred by it, the responsible party will be required to:

   o use its best efforts promptly to cure such breach in all material respects,

   o if prior to the second anniversary of the closing date, remove each mortgage loan which has given rise to the requirement for action by GSMC or the responsible party, as applicable, substitute one or more Substitute Mortgage Loans and, if the outstanding principal balance of such Substitute Mortgage Loans as of the date of such substitution is less than the outstanding principal balance of the replaced mortgage loans as of the date of substitution, deliver to the trust as part of the amounts remitted by the servicer on such distribution date the amount of such shortfall (a "Substitution Adjustment Amount"), or

   o repurchase such mortgage loan at a repurchase price equal to the unpaid principal balance of such mortgage loan as of the date of purchase, plus all related accrued and unpaid interest, plus the amount of any unreimbursed servicing advances made by the servicer or other reasonable expenses of the servicer or trustee in connection with the mortgage loan or the purchase, including without limitation costs and expenses incurred in the enforcement of GSMC's or the responsible party's repurchase obligation hereunder plus any costs and damages incurred with respect to any securitization of the mortgage loan in connection with any violation by such mortgage loan of any applicable predatory or abusive-lending law.

   The Sale Agreement requires the responsible party to repurchase any mortgage loan where the mortgagor fails to make its first payment after the applicable Original Sale Date. It is possible that a mortgagor with respect to a mortgage loan transferred to the trust might have failed to make its first payment after the applicable Original Sale Date. In that circumstance, the trust, at its option, may direct the responsible party to repurchase that mortgage loan from the trust at the repurchase price described in the preceding paragraph.

   Notwithstanding the foregoing, pursuant to the terms of the Assignment Agreement, in the event of discovery by the responsible party, GSMC, the depositor, the servicer or the trustee (a) that a mortgage loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code resulting from a breach of any representation or warranty contained in the First Franklin Agreements, or (b) of a breach of the representations and warranties listed as number (20), (21), (22), (23), (27) or (28) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans," the responsible party will be required to repurchase the related mortgage loan at the repurchase price within not more than 60 days of such discovery or receipt of notice. The repurchase price with respect to such mortgage loan will be required to be deposited into the distribution account on the next succeeding Servicer Remittance Date after deducting any amounts received in respect of such repurchased mortgage loan or mortgage loans and being held in the distribution account for future distribution to the extent such amounts have not yet been applied to principal or interest on such mortgage loan.

   In addition, the responsible party is obligated to indemnify the depositor, the servicer and the trustee for any third-party claims arising out of a breach by the responsible party of representations or warranties regarding the mortgage loans. The obligations of the responsible party to cure such breach or to purchase any mortgage loan and to indemnify for such breach constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the depositor, the servicer and the trustee.

   Pursuant to the Assignment Agreement, GSMC will make the following representations and warranties:

      (1) with respect to each mortgage loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity and disclosure laws, all applicable predatory and abusive lending laws or unfair and deceptive practices laws applicable to the mortgage loan (including, without any limitation, any provisions relating to prepayment penalties) have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations;

      (2) no mortgage loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor's LEVELS(R) Glossary);

      (3) none of the mortgage loans has a prepayment penalty period in excess of three years; and

      (4) to GSMC's knowledge, nothing has occurred or failed to occur from and after the applicable Original Sale Date to the closing date that would cause any of the representations and warranties made by the responsible party and described in clauses (1), (2), (3), (4), (5), (7), (12), (13), (18), (24),
   (30) in the first full paragraph under this heading "--Representations and Warranties Relating to the Mortgage Loans" to be incorrect in any material respect as of the closing date as if made on the closing date.

   In the event of a material breach of any of the foregoing representations and warranties of GSMC, GSMC will be required to cure, substitute for or repurchase the affected mortgage loan in the same manner described above for a material breach of a representation or warranty by the responsible party. The obligations of GSMC to cure such breach or to substitute or repurchase any mortgage loan constitute the sole remedies respecting a material breach of any such representation or warranty to the holders of the certificates, the servicer and the trustee.

Payments on the Mortgage Loans

   The pooling and servicing agreement provides that the servicer is required to establish and maintain a collection account. The pooling and servicing agreement permits the servicer to direct any depository institution maintaining the collection account to invest the funds in the collection account in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the Servicer Remittance Date, as described below.

   The servicer is obligated to deposit or cause to be deposited in the collection account within two business days after receipt, amounts representing the following payments and other collections received by it on or with respect to the mortgage loans after the cut-off date, other than in respect of monthly payments on the mortgage loans due and accrued on each mortgage loan up to and including any due date occurring prior to the cut-off date:

   o all payments on account of principal, including prepayments of principal on the mortgage loans;

   o all payments on account of interest, net of the servicing fee, on the mortgage loans;

   o  all Liquidation Proceeds;

   o all Insurance Proceeds and Condemnation Proceeds to the extent such Insurance Proceeds or Condemnation Proceeds are not to be applied to the restoration of the related mortgaged property or released to the related borrower in accordance with the express requirements of law or in accordance with prudent and customary servicing practices;

   o  all Substitution Adjustment Amounts for Substitute Mortgage Loans;

   o all other amounts required to be deposited in the collection account pursuant to the pooling and servicing agreement; and

   o any amounts required to be deposited in connection with net losses realized on investments of funds in the collection account.

   The servicer is not permitted to commingle funds in the collection account with any other funds or assets.

   The trustee will be obligated to set up a distribution account with respect to the certificates into which the servicer will be required to deposit or cause to be deposited the funds required to be remitted by the servicer on the Servicer Remittance Date. The pooling and servicing agreement permits the trustee to invest funds in the distribution account for its own benefit in one or more eligible investments that mature, unless payable on demand, no later than the business day preceding the related distribution date.

   The funds required to be remitted by the servicer on each Servicer Remittance Date will be equal to the sum, without duplication, of:

   o all collections of scheduled principal and interest on the mortgage loans received by the servicer on or prior to the related Determination Date;

   o all principal prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds, if any, collected by the servicer during the related Prepayment Period;

   o all P&I Advances made by the servicer with respect to payments due to be received on the mortgage loans on the related due date;

   o amounts of Compensating Interest required to be deposited in connection with principal prepayments that are received during the prior calendar month, as described under "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement; and

   o any other amounts required to be placed in the collection account by the servicer pursuant to the pooling and servicing agreement,

   but excluding the following:

      (a) for any mortgage loan with respect to which the servicer has previously made an unreimbursed P&I Advance, amounts received on such mortgage loan which represent late payments of principal and interest, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds, to the extent of such unreimbursed P&I Advance;

      (b) amounts received on a particular mortgage loan with respect to which the servicer has previously made an unreimbursed servicing advance, to the extent of such unreimbursed servicing advance;

      (c) for such Servicer Remittance Date, the aggregate servicing fee;

      (d) all net income from eligible investments that are held in the collection account for the account of the servicer;

      (e) all amounts actually recovered by the servicer in respect of late fees, assumption fees and similar fees;

      (f) for all mortgage loans for which P&I Advances or servicing advances are determined to be non-recoverable, all amounts equal to unreimbursed P&I Advances and servicing advances for such mortgage loans;

      (g) certain other amounts which are reimbursable to the servicer, as provided in the pooling and servicing agreement;

      (h) all funds inadvertently placed in the collection account by the servicer; and

      (i) all collections of principal and interest not required to be remitted on each Servicer Remittance Date.

   The amounts described in clauses (a) through (i) above may be withdrawn by the servicer from the collection account on or prior to each Servicer Remittance Date.

Distributions

   Distributions on the certificates will be required to be made by the trustee on the 25th day of each month, or, if that day is not a business day, on the first business day thereafter, commencing in April 2006 (each, a "Distribution Date"), to the persons in whose names the certificates are registered on the related Record Date.

   Distributions on each Distribution Date will be made by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities as directed by that certificateholder in its written wire instructions provided to the trustee or if no wire instructions are provided then by check mailed to the address of the person entitled to the distribution as it appears on the applicable certificate register. However, the final distribution in retirement of the certificates will be made only upon presentment and surrender of those certificates at the office of the trustee designated from time to time for those purposes. Initially, the trustee designates the offices of its agent located at DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658,
Attention: Transfer Unit, for purposes of certificate transfers, and DB Services Tennessee, 648 Grassmere Park Road, Nashville, Tennessee 37211-3658, Attention:
Securities Payment Unit, for purposes of the surrender of certificates for the final distribution.

Administration Fees

   As described under the definition of "Available Funds" included in the "Glossary of Terms" in this prospectus supplement, funds collected on the mortgage loans that are available for distribution to certificateholders will be net of the servicing fee and trustee fee payable on each mortgage loan. On each distribution date, the servicer and the trustee will be entitled to their fee prior to the certificateholders receiving any distributions. The servicing fee and trustee fee for any distribution date for any mortgage loan will be an amount equal to one-twelfth of the servicing fee rate or the trustee fee rate, as applicable, on the Stated Principal Balance of such mortgage loan. The following table identifies the per annum fee rate applicable in calculating the servicing fee, the custodial fee and the trustee fee.

            Fee                Per Annum Fee Rate
            ------------------ ---------------------------
            Servicing Fee      0.50%

            Trustee Fee        less than or equal to 0.01%

   In addition to the servicing fee and the trustee fee, funds collected on the mortgage loans that are available for distribution to the certificateholders will also be net of any indemnification payments made to the depositor, the servicer or the trustee, as described under "The Pooling and Servicing Agreement--Certain Matters Regarding the Depositor, the Servicer and the Trustee" in this prospectus supplement, and reimbursements for certain unanticipated expenses borne by the depositor, the servicer or the trustee, as described in this prospectus supplement and the accompanying prospectus.

Priority of Distributions Among Certificates

   As more fully described in this prospectus supplement, distributions on the certificates will be made on each Distribution Date from Available Funds and will be made to the classes of certificates in the following order of priority:

         (i) to the Supplemental Interest Trust, to interest on each class of LIBOR Certificates and to unpaid interest on the Class A Certificates, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

         (ii) to principal on the classes of LIBOR Certificates and Residual Certificates then entitled to receive distributions of principal, in the order and subject to the priorities set forth below under "--Distributions of Interest and Principal";

         (iii) to unpaid interest on the classes of LIBOR Certificates, other than the Class A Certificates, in the order and subject to the priorities described below under "--Distributions of Interest and Principal";

         (iv) to deposit into the Excess Reserve Fund Account to cover any Basis Risk Carry Forward Amount;

         (v) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

         (vi) certain amounts of interest and principal to the Class X certificates; and

         (vii) any remaining amount to certain classes of the Residual Certificates;

in each case, subject to certain limitations set forth below under "--Distributions of Interest and Principal."

Distributions of Interest and Principal

   For any Distribution Date, the "Pass-Through Rate" for each class of LIBOR Certificates will be a per annum rate as set forth below:

      (a) for the Class A-1, Class A-2 and Class A-3 certificates, equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, and (2) the WAC Cap; and

      (b) for each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates equal to the lesser of (1) One-Month LIBOR plus the related fixed margin for that class and that Distribution Date, and (2) the WAC Cap.

   The "WAC Cap" for any Distribution Date will be a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the interest rates on the mortgage loans (in each case, less the Expense Fee Rate) in effect at the beginning of the related Due Period on the mortgage loans, and
(B) Net Swap Receipts, if any, less Net Swap Payments, if any, for that Distribution Date, divided by the Stated Principal Balance of the mortgage loans at the beginning of the related Due Period, multiplied by 12.

   The fixed margin for each class of LIBOR Certificates is as follows: Class A-1, [___]%; Class A-2, [___]%; Class A-3, [___]%; Class M-1, [___]%; Class M-2,
[___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5, [___]%; Class M-6,
[___]%; Class M-7, [___]%; Class M-8, [___]%; Class B-1, [___]%; and Class B-2,
[___]%. On the Distribution Date immediately following the initial Distribution Date on which the majority Class C certificateholders have the option to direct the servicer to purchase all of the mortgage loans as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement and each Distribution Date thereafter, the fixed margin for each class of LIBOR Certificates will increase to the following: Class A-1, [___]%; Class A-2, [___]%; Class A-3, [___]%; Class M-1, [___]%; Class M-2,
[___]%; Class M-3, [___]%; Class M-4, [___]%; Class M-5, [___]%; Class M-6,
[___]%; Class M-7, [___]%; Class M-8, [___]%; Class B-1, [___]%; and Class B-2,
[___]%.

   On each Distribution Date, distributions in reduction of the Class Certificate Balance of the certificates entitled to receive distributions of principal will be made in an amount equal to the Principal Distribution Amount. The "Principal Distribution Amount" for each Distribution Date will equal the sum of (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

   On each Distribution Date, the trustee will be required to make the disbursements and transfers from the Available Funds then on deposit in the distribution account specified below in the following order of priority:

   (i) to the holders of each class of LIBOR Certificates and to the Supplemental Interest Trust in the following order of priority:

      (a) to the Supplemental Interest Trust, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment owed to the Swap Provider, if any;

      (b) from Interest Remittance Amount, to the Class A-1, Class A-2 and Class A-3 certificates, their Accrued Certificate Interest and any Unpaid Interest Amount allocated pro rata based on their respective entitlements to those amounts;

      (c) from any remaining Interest Remittance Amounts, to the Class M-1 certificates, the Accrued Certificate Interest for that class;

      (d) from any remaining Interest Remittance Amounts, to the Class M-2 certificates, the Accrued Certificate Interest for that class;

      (e) from any remaining Interest Remittance Amounts, to the Class M-3 certificates, the Accrued Certificate Interest for that class;

      (f) from any remaining Interest Remittance Amounts, to the Class M-4 certificates, the Accrued Certificate Interest for that class;

      (g) from any remaining Interest Remittance Amounts, to the Class M-5 certificates, the Accrued Certificate Interest for that class;

      (h) from any remaining Interest Remittance Amounts, to the Class M-6 certificates, the Accrued Certificate Interest for that class;

      (i) from any remaining Interest Remittance Amounts, to the Class M-7 certificates, the Accrued Certificate Interest for that class;

      (j) from any remaining Interest Remittance Amounts, to the Class M-8 certificates, the Accrued Certificate Interest for that class;

      (k) from any remaining Interest Remittance Amounts, to the Class B-1 certificates, the Accrued Certificate Interest for that class; and

      (l) from any remaining Interest Remittance Amounts, to the Class B-2 certificates, the Accrued Certificate Interest for that class;

   (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

      (a) sequentially:

         (x) concurrently, to the Class R, Class RC and Class RX certificates, pro rata, until their respective Class Certificate Balances have been reduced to zero, and

         (y) to the Class A certificates, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below until their respective Class Certificate Balances are reduced to zero; and

      (b) sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

         (B) on each Distribution Date (a) on or after the Stepdown Date and (b) so long as a Trigger Event is not in effect, to the holders of the class or classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

      (a) to the Class A certificates, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, allocated among those classes as described under "--Allocation of Principal Payments to Class A Certificates" below, until their respective Class Certificate Balances are reduced to zero;

      (b) to the Class M-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, and (y) the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (c) to the Class M-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above and to the Class M-1 certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (d) to the Class M-3 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above and to the Class M-2 certificates in clause
   (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (e) to the Class M-4 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above and to the Class M-3 certificates in clause (ii)(B)(d) above, and (y) the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (f) to the Class M-5 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above and to the Class M-4 certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (g) to the Class M-6 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above and to the Class M-5 certificates in clause (ii)(B)(f) above, and (y) the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (h) to the Class M-7 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above and to the Class M-6 certificates in clause
   (ii)(B)(g) above, and (y) the Class M-7 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (i) to the Class M-8 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above and to the Class M-7 certificates in clause (ii)(B)(h) above, and (y) the Class M-8 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

      (j) to the Class B-1 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above and to the Class M-8 certificates in clause (ii)(B)(i) above, and (y) the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and

      (k) to the Class B-2 certificates, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A certificates in clause (ii)(B)(a) above, to the Class M-1 certificates in clause (ii)(B)(b) above, to the Class M-2 certificates in clause (ii)(B)(c) above, to the Class M-3 certificates in clause (ii)(B)(d) above, to the Class M-4 certificates in clause (ii)(B)(e) above, to the Class M-5 certificates in clause (ii)(B)(f) above, to the Class M-6 certificates in clause (ii)(B)(g) above, to the Class M-7 certificates in clause (ii)(B)(h) above, to the Class M-8 certificates in clause (ii)(B)(i) above and to the Class B-1 certificates in clause (ii)(B)(j) above, and (y) the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;

   (iii) any amount remaining after the distributions in clauses (i) and (ii) above is required to be distributed in the following order of priority:

      (a) to the holders of the Class M-1 certificates, any Unpaid Interest Amount for that class;

      (b) to the holders of the Class M-2 certificates, any Unpaid Interest Amount for that class;

      (c) to the holders of the Class M-3 certificates, any Unpaid Interest Amount for that class;

      (d) to the holders of the Class M-4 certificates, any Unpaid Interest Amount for that class;

      (e) to the holders of the Class M-5 certificates, any Unpaid Interest Amount for that class;

      (f) to the holders of the Class M-6 certificates, any Unpaid Interest Amount for that class;

      (g) to the holders of the Class M-7 certificates, any Unpaid Interest Amount for that class;

      (h) to the holders of the Class M-8 certificates, any Unpaid Interest Amount for that class;

      (i) to the holders of the Class B-1 certificates, any Unpaid Interest Amount for that class;

      (j) to the holders of the Class B-2 certificates, any Unpaid Interest Amount for that class;

      (k) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipts) for that Distribution Date;

      (l) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date in the same order and priority in which Accrued Certificate

   Interest is allocated among those classes of certificates, with the allocation to the Class A certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

      (m) to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment owed to the Swap Provider;

      (n) to the Class X certificates, those amounts of interest and principal as set forth in the pooling and servicing agreement; and

      (o) to the holders of the Residual Certificates, any remaining amount as set forth in the pooling and servicing agreement.

   Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

   On each Distribution Date, the trustee is required to distribute to the holders of the Class P certificates all amounts representing Prepayment Premiums in respect of the mortgage loans received during the related Prepayment Period, as set forth in the pooling and servicing agreement.

   The Class C certificates will not have a principal balance and will not be entitled to distributions in respect of principal or interest. The Class C certificates will be entitled to direct the servicer to exercise the optional clean-up call, as described under "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

   If on any Distribution Date, after giving effect to all distributions of principal as described above and allocations of payments from the Supplemental Interest Trust to pay principal as described under "--Supplemental Interest Trust" below, the aggregate Class Certificate Balance of the LIBOR Certificates exceeds the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, the Class Certificate Balance of the applicable Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that Class Certificate Balance is reduced to zero. That reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, their Class Certificate Balance will be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts or with respect to interest or Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the Class Certificate Balance of any class of certificates, amounts are received with respect to any mortgage loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the Class Certificate Balance of each class of certificates that was previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable class of certificates). Any Subsequent Recovery that is received during a Prepayment Period will be treated as Liquidation Proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

   On any Distribution Date, any shortfalls resulting from the application of the Servicemembers Civil Relief Act or other similar state statute and any prepayment interest shortfalls not covered by Compensating Interest (as further described in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement) will be allocated first to excess interest on the mortgage loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. The holders of those certificates to which such shortfalls are allocated will not be entitled to reimbursement for the allocation of any of those shortfalls described in the preceding sentence.

Allocation of Principal Payments to Class A Certificates

   Principal distributions allocated to the Class A certificates are required to be distributed sequentially to the Class A-1 certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2 certificates, until their Class Certificate Balance has been reduced to zero and then to the Class A-3 certificates, until their Class Certificate Balance has been reduced to zero.

   Notwithstanding the foregoing, from and after the Distribution Date on which the Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X certificates have been reduced to zero, any principal distributions allocated to the Class A certificates are required to be allocated pro rata to the Class A certificates based on their respective Class Certificate Balances.

Supplemental Interest Trust

   On any Distribution Date during which the interest rate swap agreement is in effect, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into a trust account (the "Supplemental Interest Trust") established by the trustee as part of the trust fund. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

            (1) to the Swap Provider, the sum of (x) all Net Swap Payments and
         (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

            (2) to the certificateholders, to pay Accrued Certificate Interest and, if applicable, any Unpaid Interest Amounts as described in clause
         (i) in the fifth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds;

            (3) to the certificateholders, to pay principal as described in clause (ii)(A) and clause (ii)(B) in the sixth full paragraph of "--Distributions of Interest and Principal" above, but only to the extent necessary to restore the Overcollateralized Amount at the Specified Overcollateralized Amount as a result of current or prior Realized Losses not previously reimbursed, after giving effect to payments and distributions from other Available Funds;

            (4) to the certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in clause (iii) in the fifth full paragraph of "--Distributions of Interest and Principal" above, to the extent unpaid from other Available Funds (including funds on deposit in the Excess Reserve Fund Account);

            (5) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

            (6) to the holders of the Class X certificates, any remaining amounts.

   The Supplemental Interest Trust will not be an asset of any REMIC.

Calculation of One-Month LIBOR

   On each LIBOR Determination Date, the trustee will be required to determine One-Month LIBOR for the next Interest Accrual Period for the LIBOR Certificates.

Excess Reserve Fund Account

   The "Basis Risk Payment" for any Distribution Date will be the aggregate of the Basis Risk Carry Forward Amounts for that date. However, with respect to any Distribution Date, the payment cannot exceed the amount of Available Funds otherwise distributable on the Class X certificates or payable from the Supplemental Interest Trust.

   If, on the current or any prior Distribution Date, the Pass-Through Rate for any class of LIBOR Certificates is based upon the WAC Cap, the sum of (x) the excess of (i) the amount of interest that class of certificates would have been entitled to receive on the current Distribution Date had the Pass-Through Rate not been subject to the WAC Cap, over (ii) the amount of interest that class of certificates received on the current Distribution Date based on its capped Pass-Through Rate and (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to those caps) is the "Basis Risk Carry Forward Amount" for those classes of certificates.

   Any Basis Risk Carry Forward Amount on any class of certificates will be paid on that Distribution Date or future Distribution Dates from and to the extent of funds available for distribution to that class of certificates in the Excess Reserve Fund Account and the Supplemental Interest Trust with respect to such Distribution Date (each as and to the extent described in this prospectus supplement). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

   In the event the Class Certificate Balance of any class of LIBOR Certificates is reduced because of Applied Realized Loss Amounts (and is not subsequently increased as a result of any Subsequent Recoveries), the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution except to the extent that the Class Certificate Balance is increased as a result of any Subsequent Recovery. The ratings on the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

   Pursuant to the pooling and servicing agreement, an account (the "Excess Reserve Fund Account") will be established by the trustee as part of the trust fund. The Excess Reserve Fund Account will not be an asset of any REMIC. Holders of each of the LIBOR Certificates will be entitled to receive payments from the Excess Reserve Fund Account pursuant to the pooling and servicing agreement in an amount equal to any Basis Risk Carry Forward Amount for that class of certificates. The Excess Reserve Fund Account is required to be funded from amounts that would otherwise be paid to the Class X certificates. Any distribution by the trustee from amounts in the Excess Reserve Fund Account is required to be made on the applicable Distribution Date. Any Basis Risk Carry Forward Amounts remaining after amounts in the Excess Reserve Fund Account are used are payable from the Supplemental Interest Trust in the priority specified in "--Supplemental Interest Trust" above.

Interest Rate Swap Agreement

   On the closing date, an interest rate swap agreement with the Swap Provider will be assigned to and assumed by the trust. Under the interest rate swap agreement, with respect to the first 60 Distribution Dates, the trust will pay to the Swap Provider fixed payments at a rate of 5.220% per annum, and the Swap Provider will pay to the trust, floating payments at a rate of one-month LIBOR (as determined pursuant to the interest rate swap agreement), in each case calculated on a notional amount equal to the scheduled notional amount set forth on Annex II to this prospectus supplement. To the extent that a fixed payment exceeds the floating payment payable with respect to any of the first 60 Distribution Dates, amounts otherwise available to certificateholders will be applied on such Distribution Date to make a net payment to the Swap Provider (each, a "Net Swap Payment"), and to the extent that the floating payment exceeds the fixed payment payable with respect to any of the first 60 Distribution Dates, the Swap Provider will owe a net payment to the trust on the business day preceding such Distribution Date (each, a "Net Swap Receipt").

   All payments due to the Swap Provider under the interest rate swap agreement shall be paid from Available Funds on each applicable Distribution Date in accordance with the priority of payments described under "--Distributions of Interest and Principal" above. Any Swap Termination Payment (as defined below) other than a Defaulted Swap Termination Payment (as defined below) due to the Swap Provider shall be paid on a senior basis on each applicable Distribution Date in accordance with the priority of payments and any Defaulted Swap Termination Payment owed by the trust to the Swap Provider shall be paid by the trust on a subordinated basis. However, to the extent any payments are received by the trust as a result of entering into replacement transaction(s) following a Downgrade Terminating Event (as defined below), the Swap Provider that is being replaced shall have first priority to those payments over certificateholders, the servicer and the trustee, and the trust shall pay to the Swap Provider the lesser of (x) the amount so received and (y) any Swap Termination Payment owed to the Swap Provider (to the extent not already paid by the trust) that is being replaced immediately upon receipt. See "--Distributions of Interest and Principal" above.

   A "Swap Termination Payment" is a termination payment required to be made by either the trust or the Swap Provider pursuant to the interest rate swap agreement as a result of termination of the interest rate swap agreement.

   The interest rate swap agreement can be terminated upon an event of default under that agreement or an early termination event under that agreement. Events of default under the interest rate swap agreement include, among other things, the following:

   o  failure to pay,

   o  bankruptcy and insolvency events, and

   o a merger by the Swap Provider without an assumption of its obligations under the interest rate swap agreement.

   Early termination events under the interest rate swap agreement include, among other things:

   o illegality (which generally relates to changes in law causing it to become unlawful for either party (or its guarantor, if applicable) to perform its obligations under the interest rate swap agreement or guaranty, as applicable),

   o a tax event (which generally relates to either party to the interest rate swap agreement receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax),

   o a tax event upon merger (which generally relates to either party receiving a payment under the interest rate swap agreement from which an amount has been deducted or withheld for or on account of taxes or paying an additional amount on account of an indemnifiable tax, in each case, resulting from a merger),

   o upon the irrevocable direction to dissolve or otherwise terminate the trust following which all assets of the trust will be liquidated and the proceeds of such liquidation will be distributed to certificateholders, and

   o  upon the exercise of the Optional Clean-up Call.

   "Defaulted Swap Termination Payment" means any termination payment required to be made by the trust to the Swap Provider pursuant to the interest rate swap agreement as a result of an event of default under the interest rate swap agreement with respect to which the Swap Provider is the defaulting party or a termination event under that agreement (other than illegality, a tax event or a tax event upon merger of the Swap Provider) with respect to which the Swap Provider is the sole affected party or with respect to a termination resulting from a Substitution Event (as described below).

   In addition to the termination events specified above, it shall be an additional termination event under the interest rate swap agreement (such event, a "Downgrade Terminating Event") if (x) either of the rating agencies downgrades the Swap Provider (or its guarantor) below the Required Swap Counterparty Rating (but the Swap Provider (or its guarantor) has a rating of at least "BBB-" or "A-3," if applicable, by S&P or either of the rating agencies withdraws its rating of the Swap Provider) and (y) at least one of the following events has not occurred (except to the extent otherwise approved by the rating agencies):

         (i) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall transfer the interest rate swap agreement, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition;

         (ii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the Swap Provider shall collateralize its exposure to the trust pursuant to an ISDA Credit Support Annex, subject to the satisfaction of the Rating Agency Condition; provided that such ISDA Credit Support Annex shall be made a credit support document for the Swap Provider pursuant to an amendment to the interest rate swap agreement;

         (iii) within the time period specified in the interest rate swap agreement with respect to such downgrade, the obligations of such Swap Provider under the interest rate swap agreement shall be guaranteed by a person or entity that satisfies the Required Swap Counterparty Rating, subject to the satisfaction of the Rating Agency Condition; or

         (iv) within the time period specified in the interest rate swap agreement with respect to such downgrade, such Swap Provider shall take such other steps, if any, to enable the trust to satisfy the Rating Agency Condition.

   It will also be an additional termination event under the interest rate swap agreement if the Swap Provider (or its guarantor) has a rating of less than "BBB-" or "A-3," if applicable, by S&P and within the time period specified in the interest rate swap agreement, such Swap Provider, while collateralizing its exposure to the trust, fails to transfer the interest rate swap agreement at its sole cost and expense, in whole, but not in part, to a counterparty that satisfies the Required Swap Counterparty Rating, subject to satisfaction of the Rating Agency Condition (a "Substitution Event").

   Finally, it will also be an additional termination event under the interest rate swap agreement if the depositor determines at any time that it is required for purpose of compliance with Item 1115(b)(1) or (b)(2) of the Asset Backed Securities Regulation, 17 CFR ss.ss.229.1100-229.1123 ("Regulation AB"), to provide any financial data relating to the Swap Provider. If such a determination is made, the Swap Provider will be permitted a reasonable period of time to select a successor Swap Provider at the sole cost and expense of the terminated swap provider. If no such successor is provided, the Swap Provider will be required to pay any applicable Defaulted Swap Termination Payment.

   The Swap Provider is an affiliate, through common parent ownership, of the depositor, the sponsor and the underwriter which arrangement may create certain conflicts of interest.

   If the trust is unable to or, if applicable, chooses not to obtain a substitute interest rate swap agreement in the event that the interest rate swap agreement is terminated, interest distributable on the certificates will be paid from amounts received on the mortgage loans without the benefit of an interest rate swap agreement or a substitute interest rate swap agreement.

   On or after the closing date and so long as the Rating Agency Condition has been satisfied, (i) the trust may, with the consent of the Swap Provider, assign or transfer all or a portion of the interest rate swap agreement, (ii) the Swap Provider may, subject to certain limitations on assignment set forth in the interest rate swap agreement, assign its obligations under the interest rate swap agreement to any institution, (iii) the interest rate swap agreement may be amended and/or (iv) the interest rate swap agreement may be terminated or replaced.

   The interest rate swap agreement is scheduled to terminate by its terms following the Distribution Date in March 2011 and upon termination of the interest rate swap agreement no further amounts will be paid to the Swap Provider by the trust and no further amounts will be paid to the trust by the Swap Provider.

   The Significance Percentage of the interest rate swap agreement will be less than 10% as of the closing date. The Significance Percentage is calculated by reference to the "Significance Estimate" of the interest rate swap agreement which is determined based on a reasonable good faith estimate of maximum probable exposure represented by the interest rate swap agreement made in substantially the same manner as that used in the sponsor's internal risk management process in respect of similar instruments. The "Significance Percentage" is the percentage that the amount of the Significance Estimate represents of the aggregate principal balance of the Mortgage Loans.

Overcollateralization Provisions

   The Total Monthly Excess Spread, if any, on any Distribution Date may be applied as an accelerated payment of principal of the LIBOR Certificates, to the limited extent described below. Any such application of Total Monthly Excess Spread to the payment of Extra Principal Distribution Amount to the class or classes of certificates then entitled to distributions of principal would have the effect of accelerating the amortization of those certificates relative to the amortization of the related mortgage loans. The portion, if any, of the Available Funds not required to be distributed to holders of the LIBOR Certificates or paid to the Supplemental Interest Trust as described above on any Distribution Date will be paid to the holders of the Class X certificates and will not be available on any future Distribution Date to cover Extra Principal Distribution Amounts, Unpaid Interest Amounts or Basis Risk Carry Forward Amounts.

   With respect to any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balances of the mortgage loans for that Distribution Date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates and the Residual Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that Distribution Date) is the "Overcollateralized Amount" as of that Distribution Date. The pooling and servicing agreement will require that the Total Monthly Excess Spread be applied as an accelerated payment of principal on the certificates then entitled to receive distributions of principal to the extent that the Specified Overcollateralized Amount exceeds the Overcollateralized Amount as of that Distribution Date (the excess is referred to as an "Overcollateralization Deficiency"). Any amount of Total Monthly Excess Spread actually applied as an accelerated payment of principal is an "Extra Principal Distribution Amount." The required level of the Overcollateralized Amount with respect to a Distribution Date is the "Specified Overcollateralized Amount" and is set forth in the definition of Specified Overcollateralized Amount in the "Glossary of Terms" in this prospectus supplement. As described above, the Specified Overcollateralized Amount may, over time, decrease, subject to certain floors and triggers. If a Trigger Event occurs, the Specified Overcollateralized Amount may not "step down." Total Monthly Excess Spread will then be applied to the payment in reduction of principal of the class or classes of certificates then entitled to distributions of principal during the period that a Trigger Event is in effect, to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount.

   In the event that a Specified Overcollateralized Amount is permitted to decrease or "step down" on a Distribution Date in the future, or in the event that an Excess Overcollateralized Amount otherwise exists, the pooling and servicing agreement provides that some or all of the principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will be distributed to the holders of the Class X certificates on that Distribution Date (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates or a Defaulted Swap Termination Payment owed to the Swap Provider) until the Excess Overcollateralized Amount is reduced to zero. This has the effect of decelerating the amortization of the LIBOR Certificates relative to the amortization of the mortgage loans, and of reducing the related Overcollateralized Amount. With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on that Distribution Date over (b) the Specified Overcollateralized Amount is the "Excess Overcollateralized Amount" with respect to that Distribution Date. If, on any Distribution Date, the Excess Overcollateralized Amount is, or, after taking into account all other distributions to be made on that Distribution Date, would be, greater than zero (i.e., the related Overcollateralized Amount is or would be greater than the related Specified Overcollateralized Amount), then any amounts relating to principal which would otherwise be distributed to the holders of the LIBOR Certificates on that Distribution Date will instead be distributed to the holders of the Class X certificates (to the extent not required to pay Unpaid Interest Amounts or Basis Risk Carry Forward Amounts to the LIBOR Certificates or a Defaulted Swap Termination Payment to the Swap Provider) in an amount equal to the lesser of (x) the Excess Overcollateralized Amount and (y) the Net Monthly Excess Cash Flow (referred to as the "Overcollateralization Reduction Amount" for that Distribution Date). The "Net Monthly Excess Cash Flow" is the amount of Available Funds remaining on a Distribution Date after the amount necessary to make all payments of interest and principal to the LIBOR Certificates and all amounts required to be paid to the Swap Provider on that Distribution Date (other than Defaulted Swap Termination Payments).

Restrictions on Transfer of the Residual Certificates

   The REMIC provisions of the Code impose certain taxes on (i) transferors of residual interests to, or agents that acquire residual interests on behalf of, disqualified organizations and (ii) certain pass-through entities that have disqualified organizations as beneficial owners. No tax will be imposed on a pass-through entity (other than an "electing large partnership") with regard to the Residual Certificates to the extent it has received an affidavit from each owner of a Residual Certificate indicating that the owner is not a disqualified organization or a nominee for a disqualified organization. The pooling and servicing agreement will provide that no legal or beneficial interest in a Residual Certificate may be transferred to or registered in the name of any person unless (i) the proposed purchaser provides to the transferor and the trustee an affidavit, substantially in the form set forth in the pooling and servicing agreement, to the effect that, among other items, such transferee is not a disqualified organization and is not purchasing such Residual Certificate as an agent (i.e., as a broker, nominee, or other middleman for such purpose) for a disqualified organization and is otherwise making such purchase pursuant to a permitted transfer and (ii) the transferor states in a writing to the trustee that it has no actual knowledge that such affidavit is false. Further the affidavit requires the transferee to affirm that it (i) historically has paid its debts as they have come due and intends to do so in the future, (ii) understands that it may incur tax liabilities with respect to such Residual Certificate in excess of cash flows generated thereby, (iii) intends to pay taxes associated with holding such Residual Certificate as such taxes become due, (iv) will not cause the income attributable to such Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the transferee or any other U.S. person and (v) will not transfer such Residual Certificate to any person or entity that does not provide a similar affidavit. The transferor must also certify in a writing to the trustee in the form set forth in the pooling and servicing agreement that it had no knowledge or reason to know that the affirmations made by the transferee pursuant to the preceding clauses (i), (iii) and (iv) were false.

   In addition, Treasury regulations require either that (i) the transferor of a Residual Certificate pay the transferee a specified minimum formula amount designed to compensate the transferee for assuming the related tax liability or
(ii) the transfer be to an eligible corporation that agrees to make any further qualifying transfers in order to meet the safe harbor against the possible disregard of such transfer. Because these rules are not mandatory but would provide safe harbor protection, the pooling and servicing agreement will not require that they be met as a condition to transfer of the Residual Certificates. Holders of the Residual Certificates are advised to consult their tax advisors as to whether and how to qualify for protection of the safe harbor for transfers and whether or in what amount any payment should be made upon transfer of the Residual Certificate. See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes" in the prospectus.

   Finally, the Residual Certificates may not be purchased by or transferred to any person that is not a "U.S. Person" unless (i) such person holds such Residual Certificates in connection with the conduct of trade or business within the United States and furnishes the transferor and the trustee with an effective

Internal Revenue Service Form W-8ECI or (ii) the transferee delivers to both the transferor and the trustee an opinion of a nationally recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated under the Code and that such transfer of the Residual Certificates will not be disregarded for federal income tax purposes. The term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership created or organized in or under the laws of the United States, any State or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, a trust in existence on August 20, 1996 which is eligible to elect to be treated as a U.S. Person and so elects).

   The pooling and servicing agreement provides that any attempted or purported transfer of Residual Certificates in violation of those transfer restrictions will be null and void ab initio and will vest no rights in any purported transferee and will not relieve the transferor of any obligations with respect to the Residual Certificates. Any transferor or agent to whom information is provided as to any applicable tax imposed on such transferor or agent may be required to bear the cost of computing or providing such information.

   The Residual Certificates may not be purchased by or transferred to any person which is a Plan or any plan or arrangement subject to Similar Law. See "ERISA Considerations" in this prospectus supplement and in the prospectus.

   The Residual Certificates will contain a legend describing the foregoing restrictions.

Reports to Certificateholders

   On each Distribution Date the trustee will make available to each holder of an Offered Certificate a distribution report, based on information provided to the trustee by the servicer and the Swap Provider, containing the following:

   o the amount of the distribution allocable to principal, separately identifying the aggregate amount of any principal prepayments and Liquidation Proceeds included in that distribution;

   o the amount of the distribution allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

   o if the distribution to the holders of such class of certificates is less than the full amount that would be distributable to such holders if there were sufficient funds available for such distribution, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

   o the Class Certificate Balance of each class of certificates after giving effect to the distribution of principal on such Distribution Date;

   o the aggregate Stated Principal Balance of the mortgage loans for the following Distribution Date;

   o the amount of the expenses and fees paid to or retained by the servicer and paid to or retained by the trustee with respect to such Distribution Date;

   o the Pass-Through Rate for each such class of certificates with respect to such Distribution Date;

   o the amount of advances included in the distribution on such Distribution Date and the aggregate amount of advances reported by the servicer, if provided by the servicer (and the trustee as successor servicer and any other successor servicer, if applicable) as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

   o  the number and aggregate outstanding principal balances of mortgage loans
      (1) as to which the scheduled payment is Delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last business day of the immediately preceding month;

   o for each of the preceding 12 calendar months, or all calendar months since the related cut-off date, whichever is less, the aggregate dollar amount of the scheduled payments (A) due on all outstanding mortgage loans on each of the Due Dates in each such month and (B) Delinquent 60 days or more on each of the Due Dates in each such month;

   o with respect to all mortgage loans that became REO properties during the preceding calendar month, the aggregate number of such mortgage loans and the aggregate Stated Principal Balance of such mortgage loans as of the close of business on the last Business Day of the immediately preceding month;

   o the total number and principal balance of any REO properties (and market value, if available) as of the close of business on the last Business Day of the immediately preceding month;

   o whether a Trigger Event has occurred and is continuing (including the separate components of the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding balance of all mortgage loans 60 or more days Delinquent);

   o the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

   o in the aggregate and for each class of certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

   o the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation of it to the certificateholders with respect to Unpaid Interest Amounts;

   o  the Overcollateralized Amount and Specified Overcollateralized Amount;

   o  Prepayment Premiums collected by the servicer;

   o the percentage equal to the aggregate realized losses divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date;

   o  the amount distributed on the Class X certificates;

   o  the amount of any Subsequent Recoveries for such Distribution Date;

   o  the Record Date for such Distribution Date; and

   o updated mortgage loan information, such as weighted average interest rate, and weighted average remaining term.

   The trustee will provide the monthly distribution report via the trustee's internet website. The trustee's website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the trustee's investor relations desk at 1-800-735-7777. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the investor relations desk and requesting a copy. As a condition to access the trustee's internet website, the trustee may require registration and the acceptance of a disclaimer. The trustee will have the right to change the way the monthly statements to certificateholders are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the trustee will provide timely and adequate notification to all above parties regarding any such changes. The trustee will not be liable for the dissemination of information in accordance with the pooling and servicing agreement.

   The trustee will also be entitled to rely on, but will not be responsible for, the content or accuracy of any information provided by third parties for purposes of preparing the monthly distribution report and may affix to that report any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party to the pooling and servicing agreement).

Yield on the Residual Certificates

   The after tax rate of return to the holders of the Residual Certificates will reflect their pre-tax rates of return (which may be zero), reduced by the taxes required to be paid with respect to such certificates. If you hold a Residual Certificate, you may have tax liabilities during the early years of the related REMIC's term that substantially exceed any distributions payable on your Residual Certificate during any such period. In addition, the present value of the tax liabilities with respect to your Residual Certificate may substantially exceed the present value of any distributions on your Residual Certificate and of any tax benefits that may arise with respect to it. Accordingly, the after tax rate of return on the Residual Certificates may be negative or may be otherwise significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the mortgage loans. If you own a Residual Certificate, you should consult your tax advisors regarding the effect of taxes and the receipt of any payments made in connection with the purchase of the Residual Certificate on your after tax rate of return. See "Federal Income Tax Consequences" in this prospectus supplement and in the prospectus.

                       THE POOLING AND SERVICING AGREEMENT

General

   NCHLS will act as the servicer of the mortgage loans under the pooling and servicing agreement. See "The Servicer" in this prospectus supplement.

   In servicing the mortgage loans, the servicer will be required to use the same care as it customarily employs in servicing and administering similar mortgage loans for its own account, in accordance with customary and standard mortgage servicing practices of mortgage lenders and loan servicers administering similar mortgage loans and in accordance with the terms of the pooling and servicing agreement. The methodology the servicer will employ for determining delinquencies is as described in the definition of "Delinquent" in this prospectus supplement.

Subservicers

   The servicer may enter into subservicing agreements with subservicers for the servicing and administration of the mortgage loans. However, as set forth in the pooling and servicing agreement, no subservicing agreement will generally take effect until 30 days after written notice is received by both the trustee and the depositor. The terms of any subservicing agreement may not be inconsistent with any of the provisions of the pooling and servicing agreement. Any subservicing agreement will include the provision that such agreement may be immediately terminated by the depositor or the trustee without fee, in accordance with the terms of the pooling and servicing agreement, in the event that the servicer, for any reason, is no longer a servicer (including termination due to a servicer event of default).

   The servicer will remain obligated and primarily liable to the trustee for the servicing and administering of the mortgage loans in accordance with the provisions of the pooling and servicing agreement without diminution of such obligation or liability by virtue of the subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the servicer alone were servicing and administering the mortgage loans. The servicer will be solely liable for all fees owed by it to any subservicer, regardless of whether the servicer's compensation is sufficient to pay the subservicer fees.

Servicing and Trustee Fees and Other Compensation and Payment of Expenses

   As compensation for its activities as servicer under the pooling and servicing agreement, the servicer is entitled with respect to each mortgage loan serviced by it to the servicing fee, which will be retained by the servicer or payable monthly from amounts on deposit in the collection account. The servicing fee is required to be an amount equal to one-twelfth of the servicing fee rate for the applicable mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition, the servicer is entitled to receive, as additional servicing compensation, to the extent permitted by applicable law and the related mortgage notes, any late payment charges, modification fees, assumption fees or similar items (other than Prepayment Premiums). The servicer is also entitled to withdraw from the collection account or any related escrow account any net interest or other income earned on deposits in the collection account or escrow account, as the case may be. The servicer is required to pay all expenses incurred by it in connection with its servicing activities under the pooling and servicing agreement and is not entitled to reimbursement for such expenses, except as specifically provided in the pooling and servicing agreement.

   As compensation for its activities as trustee under the pooling and servicing agreement, the trustee will be entitled with respect to each mortgage loan to the trustee fee, which will be remitted to the trustee monthly by the servicer from amounts on deposit in the collection account. The trustee fee will be an amount equal to one-twelfth of the trustee fee rate for each mortgage loan on the Stated Principal Balance of such mortgage loan. See "Description of the Certificates--Administration Fees" in this prospectus supplement. In addition to the trustee fee, the trustee will be entitled to of any net interest or other income earned on deposits in the distribution account.

P&I Advances and Servicing Advances

   The servicer is required to make P&I Advances on each Servicer Remittance Date with respect to each mortgage loan it services, subject to the servicer's determination in its good faith business judgment that such advance would be recoverable. Such P&I Advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions, and are intended to provide sufficient funds for the payment of interest to the holders of the certificates. Notwithstanding the servicer's determination in its good faith business judgment that a P&I Advance was recoverable when made, if a P&I Advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account. See "Description of the Certificates--Payments on the Mortgage Loans" in this prospectus supplement.

   The servicer is required to advance amounts with respect to the mortgage loans serviced by it, subject to the servicer's determination that such advance would be recoverable, constituting reasonable "out-of-pocket" costs and expenses relating to:

   o the preservation, restoration, inspection and protection of the mortgaged property,

   o  enforcement or judicial proceedings, including foreclosures, and

   o certain other customary amounts described in the pooling and servicing agreement.

   These servicing advances by the servicer are reimbursable to the servicer subject to certain conditions and restrictions. In the event that, notwithstanding the servicer's good faith determination at the time the servicing advance was made that it would be recoverable, the servicing advance becomes a nonrecoverable advance, the servicer will be entitled to reimbursement for that advance from any amounts in the collection account.

   The servicer may recover P&I Advances and servicing advances to the extent permitted by the pooling and servicing agreement. This reimbursement may come from late collections on the related mortgage loan, including Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the servicer from the mortgagor or otherwise relating to the mortgage loan. In the event a P&I Advance or a servicing advance becomes a nonrecoverable advance, the servicer may be reimbursed for such advance from any amounts in the collection account.

   The servicer will not be required to make any P&I Advance or servicing advance which it determines would be a nonrecoverable P&I Advance or nonrecoverable servicing advance. A P&I Advance or servicing advance is "nonrecoverable" if in the good faith business judgment of the servicer (as stated in an officer's certificate of the servicer delivered to the trustee), such P&I Advance or servicing advance would not ultimately be recoverable from collections on or proceeds of the related mortgage loan.

Prepayment Interest Shortfalls

   In the event of any principal prepayments on any mortgage loans during any Prepayment Period, the servicer will be obligated to pay, by no later than the Servicer Remittance Date for the related Distribution Date, compensating interest, without any right of reimbursement, for those shortfalls in interest collections resulting from such principal prepayments. The amount of compensating interest payable by the servicer ("Compensating Interest") will be equal to the difference between the interest paid by the applicable mortgagors for that Prepayment Period in connection with all the prepayments and thirty days' interest on the related mortgage loans, but only to the extent of the aggregate servicing fee for the related Distribution Date.

Servicer Reports

   On a date preceding the applicable Distribution Date, the servicer is required to deliver to the trustee and the depositor a servicer remittance report setting forth the information as required by the pooling and servicing agreement to enable the trustee to make the distributions set forth under "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement and containing the information to be included in the distribution report for that Distribution Date delivered by the trustee. The servicer is required to deliver to the depositor, the trustee and the rating agencies by not later than March 15th of each year, starting in 2007, an officer's certificate stating that:

   o a review of the activities of the servicer during the preceding calendar year and of performance under the pooling and servicing agreement has been made under such officer's supervision; and

   o to the best of such officer's knowledge, based on such review, the servicer has fulfilled all of its obligations under the pooling and servicing agreement in all material respects for such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each failure known to such officer and the nature and status of such failure, including the steps being taken by the servicer to remedy such failure.

   In addition, on or prior to March 15th of each year, starting in 2007, the servicer and the trustee will be required to deliver to the depositor an assessment of compliance with servicing criteria that contains the following:

   o a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to it;

   o a statement that the party used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria;

   o the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the party; and

   o a statement that a registered public accounting firm has issued an attestation report on the party's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year.

   Each party that is required to deliver an assessment of compliance will also be required to simultaneously deliver an attestation report of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the party's assessment of compliance with the applicable servicing criteria. You may obtain copies of these statements and reports without charge upon written request to the trustee at the address provided in this prospectus supplement.

Collection and Other Servicing Procedures

   The servicer will be responsible for making reasonable efforts to collect all payments called for under the mortgage loans and will, consistent with the pooling and servicing agreement, follow such collection procedures as it follows with respect to loans held for its own account which are comparable to the mortgage loans. Consistent with the above, the servicer may (i) waive any late payment charge or, if applicable, any penalty interest or (ii) extend the due dates for the monthly payments for a period of not more than 180 days, subject to the provisions of the pooling and servicing agreement.

   The servicer will be required to act with respect to mortgage loans in default, or as to which default is reasonably foreseeable, in accordance with procedures set forth in the pooling and servicing agreement. These procedures among other things, may result in (i) foreclosing on the mortgage loan, (ii) accepting the deed to the related mortgaged property in lieu of foreclosure,
(iii) granting the borrower under the mortgage loan a modification or forbearance, which may consist of waiving, modifying or varying any term of such mortgage loan (including modifications that would change the mortgage interest rate, forgive the payment of principal or interest, or extend the final maturity date of such mortgage loan) or (iv) accepting payment from the borrower of an amount less than the principal balance of the mortgage loan in final satisfaction of the mortgage loan. In addition, the final maturity date of any mortgage loan may not be extended beyond the last scheduled Distribution Date for the LIBOR Certificates.

   The servicer will be required to accurately and fully report its borrower payment histories to all three national credit repositories in a timely manner with respect to each mortgage loan.

   If a mortgaged property has been or is about to be conveyed by the mortgagor, the servicer will be obligated to accelerate the maturity of the mortgage loan, unless the servicer, in its sole business judgment, believes it is unable to enforce that mortgage loan's "due-on-sale" clause under applicable law or that such enforcement is not in the best interest of the trust fund. If it reasonably believes it may be restricted for any reason from enforcing such a "due-on-sale" clause or that such enforcement is not in the best interest of the trust fund, the servicer may enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the mortgage note.

   Any fee collected by the servicer for entering into an assumption or modification agreement will be retained by the servicer as additional servicing compensation. In connection with any such assumption or modification, none of the outstanding principal amount, the interest rate borne by the mortgage note relating to each mortgage loan nor the final maturity date for such mortgage loan may be changed, unless the mortgagor is in default with respect to the mortgage loan or such default is, in the judgment of the servicer, reasonably foreseeable. For a description of circumstances in which the servicer may be unable to enforce "due-on-sale" clauses, see "Legal Aspects of the Mortgage Loans--Due-On-Sale Clauses" in the prospectus.

Hazard Insurance

   The servicer is required to cause to be maintained for each mortgaged property a hazard insurance policy which contains a standard mortgagee's clause with coverage in a minimum amount as set forth in the pooling and servicing agreement. As set forth above, all amounts collected by the servicer under any hazard policy, except for amounts to be applied to the restoration or repair of the mortgaged property or released to the borrower in accordance with the servicer's normal servicing procedures, to the extent they constitute net Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, will ultimately be deposited in the collection account. The ability of the servicer to assure that hazard insurance proceeds are appropriately applied may be dependent on its being named as an additional insured under any hazard insurance policy, or upon the extent to which information in this regard is furnished to the servicer by a borrower. The pooling and servicing agreement provides that the servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy in accordance with the pooling and servicing agreement, insuring against losses on the mortgage loans. If such blanket policy contains a deductible clause, the servicer is obligated to deposit in the collection account the sums which would have been deposited in the collection account but for such clause.

   In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the mortgage loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the terms of the policies are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other weather-related causes, earth movement, including earthquakes, landslides and mudflows, nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive.

   The hazard insurance policies covering the mortgaged properties typically contain a co-insurance clause which in effect requires the insured at all times to carry insurance of a specified percentage, generally 80% to 90%, of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the greater of (x) the replacement cost of the improvements less physical depreciation or (y) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

   Since residential properties, generally, have historically appreciated in value over time, if the amount of hazard insurance maintained on the improvements securing the mortgage loans were to decline as the principal balances owing on the improvements decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a partial loss.

Realization Upon Defaulted Mortgage Loans

   The servicer will be required to foreclose upon, or otherwise comparably convert to ownership, mortgaged properties securing such of the mortgage loans as come into default when, in the opinion of the servicer, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the servicer will follow such practices as it deems necessary or advisable and as are in keeping with the servicer's general loan servicing activities and the pooling and servicing agreement. However, the servicer will not expend its own funds in connection with foreclosure or other conversion, correction of a default on a senior mortgage or restoration of any property unless the servicer believes such foreclosure, correction or restoration will increase net Liquidation Proceeds and that such expenses will be recoverable by the servicer. The expenditure of such funds will be a servicing advance.

Optional Repurchase of Delinquent Mortgage Loans

   The depositor has the option, but is not obligated, to purchase from the trust any mortgage loan that is 90 days or more Delinquent subject to certain terms and conditions set forth in the pooling and servicing agreement. The purchase price will be 100% of the unpaid principal balance of the mortgage loan, plus all related accrued and unpaid interest, and the amount of any unreimbursed servicing advances made by the servicer related to the mortgage loan.

Removal and Resignation of the Servicer

   The trustee may, and the trustee is required to at the direction of the majority of voting rights in the certificates, remove the servicer upon the occurrence and continuation beyond the applicable cure period of any event described in clauses (a) through (k) below. Each of the following constitutes a "servicer event of default":

      (a) any failure by the servicer to remit to the trustee any payment required to be made by the servicer under the terms of the pooling and servicing agreement, which continues unremedied for one business day after the date upon which written notice of such failure, requiring the same to be remedied, is given to the servicer by the depositor or trustee or to the servicer, the depositor and the trustee by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

      (b) any failure on the part of the servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the servicer contained in the pooling and servicing agreement, which continues unremedied for a period of thirty days (except that such number of days shall be 10 days in the case of a failure to observe or perform certain reporting requirements or periodic filings) after the earlier of (i) the date on which written notice of such failure or breach, as applicable, requiring the same to be remedied, is given to the servicer by the depositor or trustee, or to the servicer, the depositor and the trustee by any holders of certificates entitled to at least 25% of the voting rights in the certificates, and (ii) actual knowledge of such failure by a servicing officer of the servicer; provided, however, that in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the servicer, the cure period may be extended for an additional 30 days upon delivery by the servicer to the trustee of a certificate to the effect that the servicer believes in good faith that the failure or breach can be cured within such additional time period and the servicer is diligently pursuing remedial action; or

      (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against the servicer and such decree or order remains in force, undischarged or unstayed for a period of sixty days; or

      (d) the servicer consents to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of the servicer's property; or

      (e) the servicer admits in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations; or

      (f) the failure by the servicer to make any P&I Advance on any Servicer Remittance Date which continues unremedied for one business day after that Servicer Remittance Date; or

      (g) certain required reports are not timely delivered by the servicer to the trustee; or

      (h) with respect to the servicer, National City Bank of Indiana fails to maintain a minimum net worth of $25,000,000; or

      (i) the servicer attempts to assign its right to servicing compensation under the pooling and servicing agreement or it attempts, without the consent of the depositor, to sell or otherwise dispose of all or substantially all of its property or assets or to assign all or a portion of its servicing responsibilities or to delegate its duties under the pooling and servicing agreement; or

      (j) any breach of a representation and warranty of the servicer, which materially and adversely affects the interests of the certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to the servicer by the trustee or the depositor, or to the servicer, the trustee or the depositor by the holders of certificates entitled to at least 25% of the voting rights in the certificates; or

      (k) any reduction, withdrawal or qualification of the servicing rating of the servicer by any rating agency that results in the inability of the servicer to act as a primary or special servicer for any mortgage-backed or asset-backed transaction rated or to be rated by S&P, Moody's or Fitch, Inc.

   Except to permit subservicers as provided under the pooling and servicing agreement to act as subservicers, the servicer may not assign its obligations under the pooling and servicing agreement nor resign from the obligations and duties imposed on it by the pooling and servicing agreement except by mutual consent of the servicer, the depositor and the trustee or upon the determination that the servicer's duties under the pooling and servicing agreement are no longer permissible under applicable law and such incapacity cannot be cured by the servicer without the incurrence of unreasonable expense. No such resignation will become effective until a successor has assumed the servicer's responsibilities and obligations in accordance with the pooling and servicing agreement.

   Pursuant to the terms of the pooling and servicing agreement, upon removal or resignation of the servicer, subject to the trustee's right to appoint a successor servicer, the trustee will be the successor servicer. The trustee, as successor servicer, will be obligated to make P&I Advances and servicing advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. The trustee, as successor servicer, will be obligated to assume the other responsibilities, duties and liabilities of the predecessor servicer as soon as practicable but in no event later than 90 days after the trustee has notified the predecessor servicer that it is being terminated. If, however, the trustee is unwilling or unable to act as successor servicer, or the holders of the certificates entitled to a majority of the voting rights in the certificates so request, the trustee is required to appoint, or petition a court of competent jurisdiction to appoint, in accordance with the provisions of the pooling and servicing agreement, any established mortgage loan servicing institution acceptable to the rating agencies and having a net worth of not less than $30,000,000 as the successor servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the predecessor servicer.

   Any successor to the servicer will be required to give notice to the borrowers of such change of servicer, in accordance with applicable federal and state law, and will be required, during the term of its service as servicer, to maintain in force the insurance policy or policies that the servicer is required to maintain.

   The trustee and any other successor servicer in such capacity is entitled to the same reimbursement for advances and no more than the same servicing compensation (including income earned on the collection account) as the servicer or such greater compensation if consented to by the rating agencies rating the Offered Certificates and a majority of the certificateholders. See "--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" above.

   The terminated servicer, subject to certain provisions in the pooling and servicing agreement, will be obligated to pay all of its own out-of-pocket costs and expenses without reimbursement from the trust fund, to transfer the servicing files to a successor servicer and it will be obligated to pay certain reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated servicer without reimbursement from the trust fund. In the event the terminated servicer defaults in its obligations to pay such costs, the successor servicer will be obligated to pay such costs but will be entitled to reimbursement for such costs from the trust fund, or if the successor servicer fails to pay, the trustee will pay such costs from the trust fund.

Eligibility Requirements for Trustee; Resignation and Removal of Trustee

   The trustee must be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers. The trustee must have a combined capital and surplus of at least $50,000,000, be subject to supervision or examination by federal or state authority and have a credit rating that would not cause any of the rating agencies to reduce their respective then current ratings of the certificates. In case at any time the trustee ceases to be eligible, the trustee will resign in the manner and with the effect as specified below.

   The trustee may at any time resign as trustee by giving written notice of resignation to the depositor, the servicer and each rating agency not less than 60 days before the date specified in such notice, when such resignation is to take effect, and acceptance by a successor trustee meeting the trustee eligibility requirements. If no successor trustee meeting the eligibility requirements has been so appointed and has accepted appointment within 30 days after the giving of such notice or resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

   If at any time the trustee ceases to meet the eligibility requirements and fails to resign after written request by the depositor, or if at any time the trustee becomes incapable of acting, or is adjudged as bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the trust by any state in which the trustee or the trust is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the depositor or the servicer may remove the trustee and appoint a successor trustee.

   The holders of certificates entitled to a majority of the voting rights may at any time remove the trustee and appoint a successor trustee by written instrument or instruments, signed by such holders or their attorneys-in-fact duly authorized.

   Any resignation or removal of the trustee and appointment of a successor trustee will become effective upon acceptance of appointment by the successor trustee.

Termination; Optional Clean-up Call

   The majority Class C certificateholders in the aggregate may, at their option, direct the servicer to purchase the mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related Due Period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date (the right to direct such purchase being referred to as the "Optional Clean-up Call"). If the depositor or one of its affiliates is a Class C certificateholder exercising this option, it may only do so with at least one other unaffiliated person that holds at least a 10% percentage interest in the Class C certificates. The purchase price for the mortgage loans will be an amount equal to the sum of (i) 100% of the unpaid principal balance of each mortgage loan (other than mortgage loans related to any REO property) plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, (ii) the lesser of (x) the appraised value of any REO property, as determined by the higher of two appraisals completed by two independent appraisers selected by the party exercising the right to purchase the mortgage loans and at its expense, plus accrued and unpaid interest on those mortgage loans at the applicable interest rate and (y) the unpaid principal balance of each mortgage loan related to any REO property plus accrued and unpaid interest on those mortgage loans at the applicable interest rate, and
(iii) any Swap Termination Payment other than a Defaulted Swap Termination Payment owed to the Swap Provider. Any such purchase of the mortgage loans would result in the final distribution on the certificates on such Distribution Date.

   The trust also is required to terminate upon the later of: (i) the distribution to certificateholders of the final payment or collection with respect to the last mortgage loan (or P&I Advances of same by the servicer), or
(ii) the disposition of all funds with respect to the last mortgage loan and the remittance of all funds due under the pooling and servicing agreement. However, in no event will the trust established by the pooling and servicing agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the pooling and servicing agreement.

   The pooling and servicing agreement requires the servicer to direct the trustee to send a notice of final distribution to each certificateholder in the event that there are no outstanding mortgage loans and no other funds or assets in the trust fund other than the funds in the collection account. The trustee will be required to promptly send the notice of final distribution by letter to certificateholders mailed not later than the 15th day of the month of such final distribution. Any such notice of final distribution will be required to specify
(a) the Distribution Date upon which final distribution on the certificates will be made upon presentation and surrender of certificates at the office designated in the notice, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and
(d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the certificates at the office specified in the notice.

   In the event a notice of final distribution is given, the servicer will be required to remit all funds in the collection account to the trustee for deposit in the distribution account on the business day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the certificates. Upon final deposit with respect to the trust fund and the receipt by the trustee of a request for release of the mortgage loan files, the trustee will be required to promptly release to the servicer or its designee the mortgage loan files.

   Upon presentation and surrender of the certificates, the trustee will be required to cause to be distributed to the certificateholders of each class (after reimbursement of all amounts due to the servicer, the depositor and the trustee pursuant to the pooling and servicing agreement) (i) its Class Certificate Balance plus accrued interest in the case of an interest bearing certificate and all other amounts to which such classes are entitled and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the distribution account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

   In the event that any affected certificateholder does not surrender certificates for cancellation within six months after the date specified in the notice of final distribution, the trustee will be required to give a second written notice to the remaining certificateholders to surrender their certificates for cancellation and receive the final distribution. If within six months after the second notice all the applicable certificates have been surrendered for cancellation, the trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining certificateholders concerning surrender of their certificates, and the related costs will be paid out of the funds and other assets which remain a part of the trust fund. If within one year after the second notice all certificates have not been surrendered for cancellation, the Class RC certificateholders will be entitled to all unclaimed funds and other assets of the trust fund.

Amendment

   The pooling and servicing agreement may be amended from time to time by the depositor, the servicer and the trustee by written agreement, without notice to, or consent of, the holders of the certificates, to cure any ambiguity or mistake, to correct any defective provision or supplement any provision in the pooling and servicing agreement that may be inconsistent with any other provision in the pooling and servicing agreement, or to add to the duties of the depositor, the servicer or the trustee, to comply with any requirements in the Code or Regulation AB (17 CFR 229.1122). The pooling and servicing agreement may also be amended to add or modify any other provisions with respect to matters or questions arising under the pooling and servicing agreement or to modify, alter, amend, add to or rescind any of the terms or provisions contained in the pooling and servicing agreement; provided, that such amendment will not adversely affect in any material respect the interest of any certificateholder, as evidenced by
(i) an opinion of counsel delivered to the trustee, obtained at the expense of the party requesting the amendment (except the trustee, in which event, at the expense of the trust fund), confirming that the amendment will not adversely affect in any material respect the interests of any holder of the certificates or (ii) a letter from each rating agency confirming that such amendment will not cause the reduction, qualification or withdrawal of the then-current ratings of the certificates.

   The pooling and servicing agreement may be amended from time to time by the depositor, the servicer, the trustee and holders of certificates evidencing percentage interests aggregating not less than 66-2/3% of each class of certificates affected by the amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the pooling and servicing agreement or of modifying in any manner the rights of the holders of the certificates; provided, however, that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any certificate without the consent of the holder of that certificate, (ii) adversely affect in any material respect the interests of the holders of any class of certificates in a manner other than as described in clause (i) above without the consent of the holders of certificates of that class evidencing percentage interests aggregating not less than 66-2/3% of that class, or (iii) reduce the percentage of the certificates whose holders are required to consent to any such amendment without the consent of the holders of 100% of the certificates then outstanding.

Certain Matters Regarding the Depositor, the Servicer and the Trustee

   The pooling and servicing agreement provides that none of the depositor, the servicer, the trustee nor any of their directors, officers, employees or agents will be under any liability to the certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the pooling and servicing agreement, or for errors in judgment, provided that none of the depositor, the servicer or the trustee will be protected against liability arising from any breach of representations or warranties made by it or from any liability which may be imposed by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   The depositor, the servicer, the trustee and any director, officer, employee, affiliate or agent of the depositor, the servicer or the trustee will be indemnified by the trust fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to the pooling and servicing agreement or the certificates or any unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of the depositor's, the servicer's or the trustee's, as the case may be, willful misfeasance, bad faith or negligence (or gross negligence in the case of the depositor) in the performance of its duties or by reason of its reckless disregard of obligations and duties under the pooling and servicing agreement.

   None of the depositor, the servicer or the trustee is obligated under the pooling and servicing agreement to appear in, prosecute or defend any legal action that is not incidental to its respective duties which in its opinion may involve it in any expense or liability, provided that, in accordance with the provisions of the pooling and servicing agreement, the depositor, the servicer and the trustee, as applicable, may undertake any action that any of them deem necessary or desirable in respect of (i) the rights and duties of the parties to the pooling and servicing agreement and (ii) with respect to actions taken by the depositor, the interests of the trustee and the certificateholders. In the event the depositor, the servicer or the trustee undertakes any such action, the legal expenses and costs of such action and any resulting liability will be expenses, costs and liabilities of the trust fund, and the depositor, the servicer and the trustee will be entitled to be reimbursed for such expenses, costs and liabilities out of the trust fund.

                       PREPAYMENT AND YIELD CONSIDERATIONS

Structuring Assumptions

   The prepayment model used in this prospectus supplement represents an assumed rate of prepayment ("Prepayment Assumption") each month relative to the then outstanding principal balance of a pool of mortgage loans for the life of those mortgage loans. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the related mortgage loans. For the adjustable-rate mortgage loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "Adjustable-Rate Prepayment Curve" or "ARM PPC," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of a hypothetical pool of the adjustable-rate mortgage loans in the first month of the life of such mortgage loans and an additional approximate 1/11th of 25.00% per annum in each month thereafter until 30.00% CPR is reached in the twelfth month and remaining at 30.00% CPR until the twenty-fourth month. From the twenty-fifth month until the twenty-seventh month ARM PPC assumes a constant prepayment rate of 60.00% CPR per annum. Beginning in the twenty-eighth month and in each month thereafter during the life of such mortgage loans, ARM PPC assumes a constant prepayment rate of 35.00% CPR per annum each month. For the fixed-rate mortgage loans, a 100% Prepayment Assumption as used in this prospectus supplement is the "Fixed-Rate Prepayment Curve," which assumes a constant prepayment rate ("CPR") of 5.00% per annum of the then-outstanding principal balance of each fixed-rate mortgage loan in the first month each fixed-rate mortgage loan is outstanding and an additional approximately 1/11th of 19.00% per annum in each month thereafter until the 12th month such fixed-rate mortgage loan is outstanding. In each month thereafter during the life of such mortgage loans, the Fixed-Rate Prepayment Curve assumes a constant prepayment rate of 24.00% CPR per annum each month.

   Since the tables were prepared on the basis of the assumptions in the following paragraph, there are discrepancies between the characteristics of the actual mortgage loans and the characteristics of the mortgage loans assumed in preparing the tables. Any discrepancy may have an effect upon the percentages of the Class Certificate Balances outstanding and weighted average lives of the Offered LIBOR Certificates set forth in the tables. In addition, since the actual mortgage loans in the trust fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered LIBOR Certificates may be made earlier or later than as indicated in the tables.

   Unless otherwise specified, the information in the tables in this prospectus supplement has been prepared on the basis of the following assumed characteristics of the mortgage loans and the following additional assumptions which collectively are the structuring assumptions ("Structuring Assumptions"):

   o  the closing date for the certificates occurs on March 30, 2006;

   o distributions on the certificates are made on the 25th day of each month, commencing in April 2006, regardless if such day is a business day, in accordance with the priorities described in this prospectus supplement;

   o the mortgage loans prepayment rates with respect to the assumed mortgage loans are a multiple of the applicable Prepayment Assumption as stated in the table under the heading "Prepayment Scenarios" under "--Decrement Tables" below;

   o  prepayments include 30 days' interest on the related mortgage loan;

   o the Optional Clean-up Call is not exercised (except with respect to the weighted average life to call where the Optional Clean-up Call is assumed to be exercised when it is first exercisable);

   o the Specified Overcollateralized Amount is initially as specified in this prospectus supplement and thereafter decreases in accordance with the provisions in this prospectus supplement;

   o all adjustable-rate mortgage loans are indexed to the Six-Month LIBOR Loan Index;

   o with respect to each adjustable-rate mortgage loan, (a) the interest rate for each mortgage loan is adjusted on its next rate Adjustment Date (and on subsequent Adjustment Dates, if necessary) to a rate equal to the Gross Margin plus the Index (subject to the applicable periodic rate cap and maximum and minimum interest rates), (b) the Six-Month LIBOR Loan Index remains constant at 5.068%, and (c) the scheduled monthly payment on the mortgage loans is adjusted to equal a fully amortizing payment, except in the case of the interest-only mortgage loans during the interest-only period;

   o following the next Adjustment Date, all adjustable-rate mortgage loans are assumed to adjust every six months;

   o  the Expense Fee Rate is 0.5100%;

   o  One-Month LIBOR remains constant at 4.812%;

   o  no Swap Termination Payments are paid or received by the trust;

   o no delinquencies or defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced;

   o scheduled payments on the mortgage loans are received on the first day of each month commencing in the calendar month following the closing date and are computed prior to giving effect to prepayments received on the last day of the prior month;

   o prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month prior to the calendar month in which the closing date occurs;

   o  prepayment speeds capped at 85.00% CPR for all scenarios;

   o the initial Class Certificate Balance of each class of certificates is as set forth in this prospectus supplement, except that the Residual Certificates are assumed to be zero;

   o interest accrues on each class of certificates at the applicable Pass-Through Rate set forth or described in this prospectus supplement; and

   o the assumed mortgage loans have the approximate characteristics described below (based on the collateral as of the statistical calculation date rolled one month at 8% CPR):

                                            Remaining      Remaining                                                 Cut-off Date
                                           Amortization     Term to                                                     Gross
                             Principal         Term         Maturity      Loan Age                     First Reset     Interest
          Type              Balance ($)   (Months(1)(2)   (Months)(2)    (Months)(2)       Index       (Months)(3)   Rate (%)(2)
------------------------ ---------------- ------------- --------------- ------------- --------------- ------------- --------------
1 YR ARM                       199,759.19      358            358             2          LIBOR_6MO          10         6.75000
1 YR ARM                       641,924.85      358            358             2          LIBOR_6MO          10         7.34050
1 YR ARM                       119,736.16      358            358             2          LIBOR_6MO          10         9.12500
15 YR FIXED                  1,749,498.06      193            178             2              -              -          7.22133
15 YR FIXED                     48,977.16      178            178             2              -              -          8.25000
15 YR FIXED                    157,819.68      178            178             2              -              -          6.25000
15 YR FIXED                    101,114.13      178            178             2              -              -          8.25000
15 YR FIXED                  1,225,367.31      178            178             2              -              -          7.73814
15 YR FIXED IO                 479,399.31      120            178             2              -              -          7.77447
15 YR FIXED IO                 157,899.02      120            178             2              -              -          9.62500
2 YR ARM                    12,932,047.00      358            358             2          LIBOR_6MO          22         8.16925
2 YR ARM                     2,248,122.03      358            358             2          LIBOR_6MO          22         8.42183
2 YR ARM                     2,254,713.44      358            358             2          LIBOR_6MO          22         8.20783
2 YR ARM                    11,624,558.57      358            358             2          LIBOR_6MO          22         8.28589
2 YR ARM                    60,841,801.96      358            358             2          LIBOR_6MO          22         7.97345
2 YR ARM                     8,085,940.84      358            358             2          LIBOR_6MO          22         8.13510
2 YR ARM                     4,874,434.43      358            358             2          LIBOR_6MO          22         7.35414
2 YR ARM 40/40                 451,516.02      478            478             2          LIBOR_6MO          22         7.12500
2 YR ARM BALLOON 40/30      11,276,463.07      478            358             2          LIBOR_6MO          22         7.88613
2 YR ARM BALLOON 40/30         866,841.85      478            358             2          LIBOR_6MO          22         7.92860
2 YR ARM BALLOON 40/30      44,700,559.24      478            358             2          LIBOR_6MO          22         7.58410
2 YR ARM BALLOON 40/30       8,533,063.19      478            358             2          LIBOR_6MO          22         7.64697
2 YR ARM IO                 10,160,116.92      300            358             2          LIBOR_6MO          22         7.95807
2 YR ARM IO                    436,953.27      300            358             2          LIBOR_6MO          22         8.35000
2 YR ARM IO                  1,942,753.83      300            357             3          LIBOR_6MO          21         7.67725
2 YR ARM IO                  5,236,785.65      300            358             2          LIBOR_6MO          22         7.71944
2 YR ARM IO                 72,700,866.80      300            358             2          LIBOR_6MO          22         7.41390
2 YR ARM IO                  6,162,911.44      300            358             2          LIBOR_6MO          22         7.98035
2 YR ARM IO                 16,276,558.70      300            358             2          LIBOR_6MO          22         7.28342
20 YR FIXED                    106,919.45      238            238             2              -              -          8.75000
3 YR ARM                    20,884,374.32      358            358             2          LIBOR_6MO          34         8.00534
3 YR ARM                       171,511.88      358            358             2          LIBOR_6MO          34         7.80649
3 YR ARM                        99,173.57      358            358             2          LIBOR_6MO          34         7.99000
3 YR ARM                       527,212.64      358            358             2          LIBOR_6MO          34         7.38096
3 YR ARM                     2,724,109.11      358            358             2          LIBOR_6MO          34         7.88161
3 YR ARM                     8,737,960.20      358            358             2          LIBOR_6MO          34         7.49378
3 YR ARM IO                 15,985,460.56      300            358             2          LIBOR_6MO          34         7.65386
3 YR ARM IO                    139,030.59      300            358             2          LIBOR_6MO          34         7.50000
3 YR ARM IO                    881,179.00      300            358             2          LIBOR_6MO          34         7.48120
3 YR ARM IO                 17,197,198.95      300            358             2          LIBOR_6MO          34         7.11954
30 YR FIXED                 19,820,290.60      358            358             2              -              -          8.57301
30 YR FIXED                    198,497.47      358            358             2              -              -          9.62540
30 YR FIXED                  2,734,840.05      358            358             2              -              -          8.52930
30 YR FIXED                    699,112.55      357            358             2              -              -          7.34641
30 YR FIXED                  3,018,036.55      358            358             2              -              -          8.81936
30 YR FIXED                 22,500,468.42      358            358             2              -              -          8.14739
30 YR FIXED IO               6,812,092.20      300            358             2              -              -          8.34276
30 YR FIXED IO                 678,270.65      300            358             2              -              -          7.57595
30 YR FIXED IO                 119,963.53      300            358             2              -              -          8.25000
30 YR FIXED IO                 257,901.74      300            358             2              -              -          9.08953
30 YR FIXED IO               4,535,315.19      300            358             2              -              -          7.93080
5 YR ARM                       466,050.59      358            358             2          LIBOR_6MO          58         7.50000
5 YR ARM                     2,139,453.82      358            358             2          LIBOR_6MO          58         6.99981
5 YR ARM BALLOON 40/30         382,368.99      478            358             2          LIBOR_6MO          58         8.74171
5 YR ARM BALLOON 40/30         131,230.32      478            358             2          LIBOR_6MO          58         6.87500


                                                                        Gross                       Original
                             Gross         Initial                     Lifetime                     Interest
                             Margin     Periodic Cap     Periodic      Maximum      Floor Rate     Only Period
          Type               (%)(3)        (%)(3)       Cap (%)(3)   Rate (%)(3)      (%)(3)       (Months)(4)
------------------------ ------------- -------------- ------------- ------------- -------------- ---------------
1 YR ARM                    6.00000        2.00000       1.00000       12.75000       6.75000           -
1 YR ARM                    5.54201        2.00000       1.00000       13.34050       7.34050           -
1 YR ARM                    7.25000        2.00000       1.00000       15.12500       9.12500           -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED IO                 -              -             -             -              -             60
15 YR FIXED IO                 -              -             -             -              -             60
2 YR ARM                    5.88598        3.00000       1.00000       14.16925       8.16925           -
2 YR ARM                    5.80506        3.00000       1.00000       14.42183       8.42183           -
2 YR ARM                    5.77295        3.00000       1.00000       14.20783       8.20783           -
2 YR ARM                    6.15160        3.00000       1.00000       14.28589       8.28589           -
2 YR ARM                    5.88859        3.00000       1.00000       13.97345       7.97345           -
2 YR ARM                    6.32627        3.00000       1.00000       14.13510       8.13510           -
2 YR ARM                    5.85267        3.00000       1.00000       13.35414       7.35414           -
2 YR ARM 40/40              5.00000        3.00000       1.00000       13.12500       7.12500           -
2 YR ARM BALLOON 40/30      5.72024        3.00000       1.00000       13.88613       7.88613           -
2 YR ARM BALLOON 40/30      5.42641        3.00000       1.00000       13.92860       7.92860           -
2 YR ARM BALLOON 40/30      5.50984        3.00000       1.00000       13.58410       7.58410           -
2 YR ARM BALLOON 40/30      5.77728        3.00000       1.00000       13.64697       7.64697           -
2 YR ARM IO                 5.52897        3.00000       1.00000       13.95807       7.95807          60
2 YR ARM IO                 5.24545        3.00000       1.00000       14.35000       8.35000          60
2 YR ARM IO                 5.28987        3.00000       1.00000       13.67725       7.67725          60
2 YR ARM IO                 5.61688        3.00000       1.00000       13.71944       7.71944          60
2 YR ARM IO                 5.33374        3.00000       1.00000       13.41390       7.41390          60
2 YR ARM IO                 5.88674        3.00000       1.00000       13.98035       7.98035          60
2 YR ARM IO                 5.49087        3.00000       1.00000       13.28342       7.28342          60
20 YR FIXED                    -              -             -             -              -              -
3 YR ARM                    5.94269        3.00000       1.00000       14.00534       8.00534           -
3 YR ARM                    5.37099        3.00000       1.00000       13.80649       7.80649           -
3 YR ARM                    5.00000        3.00000       1.00000       13.99000       7.99000           -
3 YR ARM                    5.07900        3.00000       1.00000       13.38096       7.38096           -
3 YR ARM                    6.03741        3.00000       1.00000       13.88161       7.88161           -
3 YR ARM                    5.63217        3.00000       1.00000       13.49378       7.49378           -
3 YR ARM IO                 5.49843        3.00000       1.00000       13.65386       7.65386          60
3 YR ARM IO                 5.00000        3.00000       1.00000       13.50000       7.50000          60
3 YR ARM IO                 5.48791        3.00000       1.00000       13.48120       7.48120          60
3 YR ARM IO                 5.32095        3.00000       1.00000       13.11954       7.11954          60
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
5 YR ARM                    6.12500        3.00000       1.00000       13.50000       7.50000           -
5 YR ARM                    5.24361        3.00000       1.00000       12.99981       6.99981           -
5 YR ARM BALLOON 40/30      6.09616        3.00000       1.00000       14.74171       8.74171           -
5 YR ARM BALLOON 40/30      5.00000        3.00000       1.00000       12.87500       6.87500           -

                                            Remaining      Remaining                                                  Cut-off Date
                                           Amortization     Term to                                                      Gross
                             Principal         Term         Maturity      Loan Age                     First Reset      Interest
          Type              Balance ($)   (Months(1)(2)   (Months)(2)    (Months)(2)       Index       (Months)(3)    Rate (%)(2)
------------------------ ---------------- ------------- --------------- ------------- --------------- ------------- ---------------
5 YR ARM BALLOON 40/30       2,382,157.18      478            358             2          LIBOR_6MO          58          7.59425
5 YR ARM IO                  1,159,424.87      300            358             2          LIBOR_6MO          58          6.85619
5 YR ARM IO                    133,516.18      300            356             4          LIBOR_6MO          56          5.99900
5 YR ARM IO                    145,386.27      300            358             2          LIBOR_6MO          58          6.62500
5 YR ARM IO                  5,691,628.45      300            358             2          LIBOR_6MO          58          7.02534
6 MO ARM IO                    136,051.36      300            358             2          LIBOR_6MO          4           7.87500
FIXED BALLOON 30/15             68,420.19      358            178             2              -              -           7.50000
FIXED BALLOON 40/30          2,017,539.97      478            358             2              -              -           8.50761
FIXED BALLOON 40/30             54,570.15      477            358             2              -              -           7.99900
FIXED BALLOON 40/30          6,306,524.02      478            358             2              -              -           7.99262
1 YR ARM                     1,883,469.81      358            358             2          LIBOR_6MO          10          7.93189
1 YR ARM                       772,424.75      357            357             3          LIBOR_6MO          9           9.03116
1 YR ARM                       147,788.36      358            358             2          LIBOR_6MO          10          8.50000
15 YR FIXED                  1,839,826.70      177            177             3              -              -           7.37285
15 YR FIXED                     87,672.24      178            178             2              -              -           7.96849
15 YR FIXED                    205,233.61      177            177             3              -              -           6.83460
15 YR FIXED                    482,926.86      177            177             3              -              -           7.42495
15 YR FIXED                  1,682,394.67      178            178             2              -              -           7.67160
15 YR FIXED IO                 152,933.65      120            178             2              -              -           9.75000
2 YR ARM                    40,607,944.30      358            358             2          LIBOR_6MO          22          8.39897
2 YR ARM                     1,129,462.17      358            358             2          LIBOR_6MO          22          8.76327
2 YR ARM                     7,295,852.43      357            357             3          LIBOR_6MO          21          8.52391
2 YR ARM                    17,879,640.13      358            358             2          LIBOR_6MO          22          8.40212
2 YR ARM                    83,202,451.23      358            358             2          LIBOR_6MO          22          8.38230
2 YR ARM                    11,768,362.52      358            358             2          LIBOR_6MO          22          8.35176
2 YR ARM                     7,581,104.52      358            358             2          LIBOR_6MO          22          7.67994
2 YR ARM BALLOON 40/30      26,339,937.47      478            358             2          LIBOR_6MO          22          8.14643
2 YR ARM BALLOON 40/30       3,597,982.22      478            358             2          LIBOR_6MO          22          7.96461
2 YR ARM BALLOON 40/30      59,654,198.24      478            358             2          LIBOR_6MO          22          7.66011
2 YR ARM BALLOON 40/30       8,322,121.60      478            358             2          LIBOR_6MO          22          7.80621
2 YR ARM IO                 72,695,474.06      300            358             2          LIBOR_6MO          22          8.25947
2 YR ARM IO                    793,322.43      300            358             2          LIBOR_6MO          22          9.04955
2 YR ARM IO                 42,585,706.89      300            358             2          LIBOR_6MO          22          7.90640
2 YR ARM IO                  7,414,111.58      300            358             2          LIBOR_6MO          22          7.98063
2 YR ARM IO                331,799,144.54      300            358             2          LIBOR_6MO          22          7.46204
2 YR ARM IO                  8,029,226.89      300            357             3          LIBOR_6MO          21          7.83265
2 YR ARM IO                 44,324,640.88      300            358             2          LIBOR_6MO          22          7.07750
20 YR FIXED                    268,414.06      235            236             4              -              -           7.87840
3 YR ARM                    37,441,595.96      358            358             2          LIBOR_6MO          34          8.30470
3 YR ARM                     1,082,325.45      358            358             2          LIBOR_6MO          34          7.53839
3 YR ARM                       494,376.07      355            355             5          LIBOR_6MO          31          6.75000
3 YR ARM                     1,182,975.21      357            357             3          LIBOR_6MO          33          8.58559
3 YR ARM                    10,373,021.71      358            358             2          LIBOR_6MO          34          7.80108
3 YR ARM IO                 44,051,364.81      300            357             3          LIBOR_6MO          33          7.63579
3 YR ARM IO                    126,172.24      300            358             2          LIBOR_6MO          34          7.62500
3 YR ARM IO                  3,068,934.63      300            358             2          LIBOR_6MO          34          8.01490
3 YR ARM IO                  2,486,114.53      300            358             2          LIBOR_6MO          32          6.97696
3 YR ARM IO                  3,131,139.62      300            357             3          LIBOR_6MO          33          6.95248
3 YR ARM IO                 36,419,648.17      300            358             2          LIBOR_6MO          34          7.15086
30 YR FIXED                 33,905,999.36      357            357             3              -              -           7.93227
30 YR FIXED                  5,728,143.52      357            357             3              -              -           7.95889
30 YR FIXED                     71,432.66      358            358             2              -              -           9.62500
30 YR FIXED                  3,287,299.11      357            357             3              -              -           7.55254
30 YR FIXED                  3,586,420.41      357            358             2              -              -           8.62763
30 YR FIXED                 60,008,306.29      358            358             2              -              -           7.56920


                                                                        Gross                       Original
                             Gross         Initial                     Lifetime                     Interest
                             Margin     Periodic Cap     Periodic      Maximum      Floor Rate     Only Period
          Type               (%)(3)        (%)(3)       Cap (%)(3)   Rate (%)(3)      (%)(3)       (Months)(4)
------------------------ ------------- -------------- ------------- ------------- -------------- ---------------
5 YR ARM BALLOON 40/30      5.41549        3.00000       1.00000       13.59425       7.59425           -
5 YR ARM IO                 5.08913        3.00000       1.00000       12.85619       6.85619          60
5 YR ARM IO                 5.00000        3.00000       1.00000       11.99900       5.99900          60
5 YR ARM IO                 5.00000        3.00000       1.00000       12.62500       6.62500          60
5 YR ARM IO                 5.12705        3.00000       1.00000       13.02534       7.02534          60
6 MO ARM IO                 4.87500        1.00000       1.00000       13.87500       7.87500          60
FIXED BALLOON 30/15            -              -             -             -              -              -
FIXED BALLOON 40/30            -              -             -             -              -              -
FIXED BALLOON 40/30            -              -             -             -              -              -
FIXED BALLOON 40/30            -              -             -             -              -              -
1 YR ARM                    5.66218        2.00000       1.00000       13.93189       7.93189           -
1 YR ARM                    6.64340        2.00000       1.00000       15.03116       9.03116           -
1 YR ARM                    6.50000        2.00000       1.00000       14.50000       8.50000           -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED                    -              -             -             -              -              -
15 YR FIXED IO                 -              -             -             -              -             60
2 YR ARM                    6.11598        3.00000       1.00000       14.39897       8.39897           -
2 YR ARM                    6.03081        3.00000       1.00000       14.76327       8.76327           -
2 YR ARM                    6.10472        3.00000       1.00000       14.52391       8.52391           -
2 YR ARM                    6.24032        3.00000       1.00000       14.38165       8.40212           -
2 YR ARM                    6.13620        3.00000       1.00000       14.38230       8.38230           -
2 YR ARM                    6.39494        3.00000       1.00000       14.35176       8.35176           -
2 YR ARM                    5.98484        3.00000       1.00000       13.67994       7.67994           -
2 YR ARM BALLOON 40/30      5.75898        3.00000       1.00000       14.14643       8.14643           -
2 YR ARM BALLOON 40/30      5.46842        3.00000       1.00000       13.96461       7.96461           -
2 YR ARM BALLOON 40/30      5.54371        3.00000       1.00000       13.66011       7.66011           -
2 YR ARM BALLOON 40/30      6.01279        3.00000       1.00000       13.80621       7.80621           -
2 YR ARM IO                 5.38952        3.00000       1.00000       14.25947       8.25947          60
2 YR ARM IO                 5.82289        3.00000       1.00000       15.04955       9.04955          60
2 YR ARM IO                 5.33440        3.00000       1.00000       13.90640       7.90640          60
2 YR ARM IO                 5.70451        3.00000       1.00000       13.98063       7.98063          60
2 YR ARM IO                 5.37958        3.00000       1.00000       13.46204       7.46204          60
2 YR ARM IO                 5.98693        3.00000       1.00000       13.83265       7.83265          60
2 YR ARM IO                 5.42518        3.00000       1.00000       13.07750       7.07750          60
20 YR FIXED                    -              -             -             -              -              -
3 YR ARM                    6.18131        3.00000       1.00000       14.30470       8.30470           -
3 YR ARM                    5.57449        3.00000       1.00000       13.53839       7.53839           -
3 YR ARM                    5.25000        3.00000       1.00000       12.75000       6.75000           -
3 YR ARM                    6.45169        3.00000       1.00000       14.58559       8.58559           -
3 YR ARM                    5.87613        3.00000       1.00000       13.80108       7.80108           -
3 YR ARM IO                 5.57956        3.00000       1.00000       13.63579       7.63579          60
3 YR ARM IO                 5.50000        3.00000       1.00000       13.62500       7.62500          60
3 YR ARM IO                 5.58897        3.00000       1.00000       14.01490       8.01490          60
3 YR ARM IO                 5.26756        3.00000       1.00000       12.97696       6.97696          60
3 YR ARM IO                 5.55877        3.00000       1.00000       12.95248       6.95248          60
3 YR ARM IO                 5.24414        3.00000       1.00000       13.15086       7.15086          60
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -
30 YR FIXED                    -              -             -             -              -              -

                                            Remaining      Remaining                                                  Cut-off Date
                                           Amortization     Term to                                                      Gross
                             Principal         Term         Maturity      Loan Age                     First Reset      Interest
          Type              Balance ($)   (Months(1)(2)   (Months)(2)    (Months)(2)       Index       (Months)(3)    Rate (%)(2)
------------------------ ---------------- ------------- --------------- ------------- --------------- ------------- ---------------
30 YR FIXED IO               6,606,450.72      300            358             2              -              -           8.56351
30 YR FIXED IO               1,079,999.53      300            358             2              -              -           9.09013
30 YR FIXED IO                 497,034.35      300            357             3              -              -           6.62725
30 YR FIXED IO                  61,570.69      300            358             2              -              -           9.00000
30 YR FIXED IO               6,806,073.54      300            358             2              -              -           7.75668
5 YR ARM                     1,429,889.28      357            357             3          LIBOR_6MO          57          7.29887
5 YR ARM                       368,149.06      357            357             3          LIBOR_6MO          57          6.99170
5 YR ARM                       109,400.59      358            358             2          LIBOR_6MO          58          5.62500
5 YR ARM                     1,797,165.70      358            358             2          LIBOR_6MO          58          7.34921
5 YR ARM BALLOON 40/30         175,690.18      478            358             2          LIBOR_6MO          58          8.62500
5 YR ARM BALLOON 40/30         272,244.02      478            358             2          LIBOR_6MO          58          7.99900
5 YR ARM BALLOON 40/30       2,309,941.23      478            358             2          LIBOR_6MO          58          8.06308
5 YR ARM IO                  1,572,590.84      300            357             3          LIBOR_6MO          57          7.75787
5 YR ARM IO                    361,479.52      300            358             2          LIBOR_6MO          58          7.75000
5 YR ARM IO                    160,332.06      300            356             4          LIBOR_6MO          56          7.62500
5 YR ARM IO                    176,290.78      300            358             2          LIBOR_6MO          58          6.87500
5 YR ARM IO                    561,799.09      300            358             2          LIBOR_6MO          58          7.50637
5 YR ARM IO                 18,402,863.63      300            358             2          LIBOR_6MO          58          7.14518
6 MO ARM                     1,172,144.10      358            358             2          LIBOR_6MO          4           7.73396
6 MO ARM IO                  1,138,263.27      300            358             2          LIBOR_6MO          4           8.12478
6 MO ARM IO                    158,892.10      300            357             3          LIBOR_6MO          3           7.25000
FIXED BALLOON 40/30          1,995,494.56      478            358             2              -              -           8.56828
FIXED BALLOON 40/30            455,114.25      478            358             2              -              -           8.74128
FIXED BALLOON 40/30            413,894.79      478            358             2              -              -           8.33246
FIXED BALLOON 40/30          9,269,052.57      478            358             2              -              -           7.44423


                                                                        Gross                       Original
                             Gross         Initial                     Lifetime                     Interest
                             Margin     Periodic Cap     Periodic      Maximum      Floor Rate     Only Period
          Type               (%)(3)        (%)(3)       Cap (%)(3)   Rate (%)(3)      (%)(3)       (Months)(4)
------------------------ ------------- -------------- ------------- ------------- -------------- ---------------
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
30 YR FIXED IO                 -              -             -             -              -             60
5 YR ARM                    5.22094        3.00000       1.00000       13.29887       7.29887           -
5 YR ARM                    5.22060        3.00000       1.00000       12.99170       6.99170           -
5 YR ARM                    5.00000        3.00000       1.00000       11.62500       5.62500           -
5 YR ARM                    5.50444        3.00000       1.00000       13.34921       7.34921           -
5 YR ARM BALLOON 40/30      7.00000        3.00000       1.00000       14.62500       8.62500           -
5 YR ARM BALLOON 40/30      5.25000        3.00000       1.00000       13.99900       7.99900           -
5 YR ARM BALLOON 40/30      5.39919        3.00000       1.00000       14.06308       8.06308           -
5 YR ARM IO                 5.47389        3.00000       1.00000       13.75787       7.75787          60
5 YR ARM IO                 5.00000        3.00000       1.00000       13.75000       7.75000          60
5 YR ARM IO                 5.50000        3.00000       1.00000       13.62500       7.62500          60
5 YR ARM IO                 5.00000        3.00000       1.00000       12.87500       6.87500          60
5 YR ARM IO                 5.23913        3.00000       1.00000       13.50637       7.50637          60
5 YR ARM IO                 5.13928        3.00000       1.00000       13.14518       7.14518          60
6 MO ARM                    4.74198        1.00000       1.00000       13.73396       7.73396           -
6 MO ARM IO                 5.22939        1.00000       1.00000       14.12478       8.12478          60
6 MO ARM IO                 4.75000        1.00000       1.00000       13.25000       7.25000          60
FIXED BALLOON 40/30            -              -             -             -              -              -
FIXED BALLOON 40/30            -              -             -             -              -              -
FIXED BALLOON 40/30            -              -             -             -              -              -
FIXED BALLOON 40/30            -              -             -             -              -              -

------------------
(1) With respect to the replines with an interest-only period, the remaining amortization period will not commence until the interest-only period has ended.
(2)   Weighted Average
(3)   Weighted Average for adjustable-rate mortgage loans only
(4)   Weighted Average for interest-only mortgage loans only

   While it is assumed that each of the mortgage loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case.

Defaults

   The yield to maturity of the LIBOR Certificates, and particularly the Subordinated Certificates, will be sensitive to defaults on the mortgage loans. If a purchaser of a LIBOR Certificate calculates its anticipated yield based on an assumed rate of default and amount of losses that is lower than the default rate and amount of losses actually incurred, its actual yield to maturity will be lower than that so calculated. Except to the extent of any Subsequent Recoveries, holders of the LIBOR Certificates will not receive reimbursement for Applied Realized Loss Amounts applied to their certificates. In general, the earlier a loss occurs, the greater is the effect on an investor's yield to maturity. There can be no assurance as to the delinquency, foreclosure or loss experience with respect to the mortgage loans. Because the mortgage loans were underwritten in accordance with standards less stringent than those generally acceptable to Fannie Mae and Freddie Mac with regard to a borrower's credit standing and repayment ability, the risk of delinquencies with respect to, and losses on, the mortgage loans will be greater than that of mortgage loans underwritten in accordance with Fannie Mae and Freddie Mac standards.

Prepayment Considerations and Risks

   The rate of principal payments on the LIBOR Certificates, the aggregate amount of distributions on the LIBOR Certificates and the yields to maturity of the LIBOR Certificates will be related to the rate and timing of payments of principal on the mortgage loans. The rate of principal payments on the mortgage loans will in turn be affected by the amortization schedules of the mortgage loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the mortgage loans due to defaults, casualties or condemnations and repurchases by a selling party or purchases pursuant to the Optional Clean-up Call, as described in this prospectus supplement). Because certain of the mortgage loans contain Prepayment Premiums, the rate of principal payments may be less than the rate of principal payments for mortgage loans which did not have Prepayment Premiums. The mortgage loans are subject to the "due-on-sale" provisions included in the mortgage loans. See "The Mortgage Loan Pool" in this prospectus supplement.

   Prepayments, liquidations and purchases of the mortgage loans (including any optional repurchase of the remaining mortgage loans in the trust fund in connection with the termination of the trust fund, in each case as described in this prospectus supplement) will result in distributions on the LIBOR Certificates of principal amounts which would otherwise be distributed over the remaining terms of the mortgage loans. Since the rate of payment of principal on the mortgage loans will depend on future events and a variety of other factors, no assurance can be given as to that rate or the rate of principal prepayments. The extent to which the yield to maturity of a class of LIBOR Certificates may vary from the anticipated yield will depend upon the degree to which that LIBOR Certificate is purchased at a discount or premium, and the degree to which the timing of payments on that LIBOR Certificate is sensitive to prepayments, liquidations and purchases of the mortgage loans. Further, an investor should consider the risk that, in the case of any LIBOR Certificate purchased at a discount, a slower than anticipated rate of principal payments (including prepayments) on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield and, in the case of any LIBOR Certificate purchased at a premium, a faster than anticipated rate of principal payments on the mortgage loans could result in an actual yield to that investor that is lower than the anticipated yield.

   The rate of principal payments (including prepayments) on pools of mortgage loans may vary significantly over time and may be influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, if prevailing interest rates were to fall significantly below the interest rates on the fixed-rate mortgage loans, the mortgage loans could be subject to higher prepayment rates than if prevailing interest rates were to remain at or above the interest rates on the mortgage loans. Conversely, if prevailing interest rates were to rise significantly, the rate of prepayments on the fixed-rate mortgage loans would generally be expected to decrease. No assurances can be given as to the rate of prepayments on the mortgage loans in stable or changing interest rate environments.

   As is the case with fixed-rate mortgage loans, the adjustable-rate mortgage loans, or ARMs, may be subject to a greater rate of principal prepayments in a low interest rate environment. For example, if prevailing interest rates were to fall, mortgagors with ARMs may be inclined to refinance their ARMs with a fixed-rate loan to "lock in" a lower interest rate. The existence of the applicable Periodic Cap and Maximum Rate also may affect the likelihood of prepayments resulting from refinancings. In addition, the delinquency and loss experience of the ARMs may differ from that on the fixed-rate mortgage loans because the amount of the monthly payments on the ARMs are subject to adjustment on each Adjustment Date. ARMs may be subject to greater rates of prepayments as they approach their initial Adjustment Dates as borrowers seek to avoid changes in their monthly payments. In addition, a substantial majority of the ARMs will not have their initial Adjustment Date until six months to five years after their origination. The prepayment experience of these adjustable-rate mortgage loans may differ from that of the other ARMs. Such adjustable-rate mortgage loans may be subject to greater rates of prepayments as they approach their initial Adjustment Dates even if market interest rates are only slightly higher or lower than the interest rates on the adjustable-rate mortgage loans with their initial Adjustment Date six months to five years after their origination (as the case may be) as borrowers seek to avoid changes in their monthly payments.

   The timing of changes in the rate of prepayments on the mortgage loans may significantly affect an investor's actual yield to maturity, even if the average rate of principal payments is consistent with an investor's expectation. In general, the earlier a prepayment of principal on the mortgage loans, the greater the effect on an investor's yield to maturity. The effect on an investor's yield as a result of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the certificates may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

   When a mortgagor prepays a mortgage loan in whole or in part prior to the due date in the related Prepayment Period for the mortgage loan, the mortgagor pays interest on the amount prepaid only to the date of prepayment instead of for the entire month. Absent sufficient Compensating Interest (to the extent available as described in this prospectus supplement to cover prepayment interest shortfalls resulting from principal prepayments), a shortfall will occur in the amount due to certificateholders since the certificateholders are generally entitled to receive a full month of interest. Also, when a mortgagor prepays a mortgage loan in part together with the scheduled payment for a month on or after the related due date, the principal balance of the mortgage loan is reduced by the amount in excess of the scheduled payment as of that due date, but the principal is not distributed to certificateholders until the Distribution Date in the next month; therefore, up to one month of interest shortfall accrues on the amount of such excess.

   To the extent that the amount of Compensating Interest is insufficient to cover the deficiency in interest payable as a result of the timing of a prepayment, the remaining deficiency will be allocated to the LIBOR Certificates, pro rata, according to the amount of interest to which each class of LIBOR Certificates would otherwise be entitled, in reduction of that amount.

   The Pass-Through Rate for each class of LIBOR Certificates may be calculated by reference to the WAC Cap. If the mortgage loans bearing higher interest rates, either through higher fixed rates, or in the case of the adjustable-rate mortgage loans, higher margins or an increase in the Index (and consequently, higher net mortgage interest rates), were to prepay, the weighted average net mortgage interest rate would be lower than otherwise would be the case. In addition, changes in One-Month LIBOR (on which the Pass-Through Rates of the LIBOR Certificates are based) may not correlate with changes in the Six-Month LIBOR Loan Index. It is possible that a decrease in the Six-Month LIBOR Loan Index, which would be expected to result in faster prepayments, could occur simultaneously with an increased level of One-Month LIBOR. If the Pass-Through Rates on any class of LIBOR Certificates, calculated without reference to the WAC Cap, were to be higher than the WAC Cap, the Pass-Through Rate on those classes of certificates would be lower than otherwise would be the case. Although holders of those classes of certificates are entitled to receive any Basis Risk Carry Forward Amount from and to the extent of funds available in the Excess Reserve Fund Account and to the extent available for payment from the Supplemental Interest Trust, there is no assurance that those funds will be available or sufficient for those purposes. The ratings of the LIBOR Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Overcollateralization Provisions

   The operation of the overcollateralization provisions of the pooling and servicing agreement will affect the weighted average lives of the Offered Certificates and consequently the yields to maturity of those certificates. If at any time the Overcollateralized Amount is less than the Specified Overcollateralized Amount, Total Monthly Excess Spread and certain amounts available in the Supplemental Interest Trust will be applied as distributions of principal to the class or classes of certificates then entitled to distributions of principal until the Overcollateralized Amount equals the Specified Overcollateralized Amount. This would have the effect of reducing the weighted average lives of those certificates. The actual Overcollateralized Amount may change from Distribution Date to Distribution Date producing uneven distributions of Total Monthly Excess Spread. There can be no assurance that the Overcollateralized Amount will never be less than the Specified Overcollateralized Amount.

   Total Monthly Excess Spread generally is a function of the excess of interest collected or advanced on the mortgage loans over the interest required to pay interest on the LIBOR Certificates and expenses at the Expense Fee Rate, as well as Net Swap Payments and Net Swap Receipts. Mortgage loans with higher net interest rates will contribute more interest to the Total Monthly Excess Spread. Mortgage loans with higher net interest rates may prepay faster than mortgage loans with relatively lower net interest rates in response to a given change in market interest rates. Any disproportionate prepayments of mortgage loans with higher net interest rates may adversely affect the amount of Total Monthly Excess Spread available to make accelerated payments of principal of the LIBOR Certificates.

   As a result of the interaction of the foregoing factors, the effect of the overcollateralization provisions on the weighted average lives of the LIBOR Certificates may vary significantly over time and from class to class.

Subordinated Certificates

   The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates provide credit enhancement for the certificates that have a higher payment priority, and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates may absorb losses on the mortgage loans. The weighted average lives of, and the yields to maturity on, the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates, in that order, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the mortgage loans. If the actual rate and severity of losses on the mortgage loans are higher than those assumed by a holder of a related Subordinated Certificate, the actual yield to maturity on such holder's certificate may be lower than the yield expected by such holder based on that assumption. Realized losses on the mortgage loans will reduce the Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates then outstanding with the lowest relative payment priority if and to the extent that the aggregate Class Certificate Balances of all classes of certificates, following all distributions on a Distribution Date, exceed the aggregate Stated Principal Balances of the related mortgage loans. As a result of such a reduction of the Class Certificate Balance of a class of Subordinated Certificates, less interest will accrue on those classes of certificates than would otherwise be the case.

   The Principal Distribution Amount to be made to the holders of the LIBOR Certificates includes the net proceeds in respect of principal received upon the liquidation of a related mortgage loan. If such net proceeds are less than the unpaid principal balance of the liquidated mortgage loan, the aggregate Stated

Principal Balances of the mortgage loans will decline more than the aggregate Class Certificate Balances of the Offered Certificates, thus reducing the amount of the overcollateralization. If such difference is not covered by the amount of the overcollateralization or excess interest, the class of Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 certificates then outstanding with the lowest relative payment priority will bear such loss. In addition, the Subordinated Certificates will not be entitled to any principal distributions prior to the related Stepdown Date or during the continuation of a Trigger Event (unless all of the certificates with a higher relative payment priority have been paid in full). Because a Trigger Event may be based on the delinquency, as opposed to the loss, experience on the mortgage loans, a holder of a Subordinated Certificate may not receive distributions of principal for an extended period of time, even if the rate, timing and severity of realized losses on the applicable mortgage loans is consistent with such holder's expectations. Because of the disproportionate distribution of principal to the senior certificates, depending on the timing of realized losses, the Subordinated Certificates may bear a disproportionate percentage of the realized losses on the mortgage loans.

   For all purposes, the Class B-2 certificates will have the lowest payment priority of any class of Subordinated Certificates.

Effect on Yields Due to Rapid Prepayments

   Any net payment payable to the Swap Provider under the terms of the interest rate swap agreement will reduce amounts available for distribution to certificateholders, and may reduce the Pass-Through Rates on the LIBOR Certificates. This could adversely affect the yield to maturity on your certificates.

Weighted Average Lives of the LIBOR Certificates

   The weighted average life of a LIBOR Certificate is determined by (a) multiplying the amount of the reduction, if any, of the Class Certificate Balance of the certificate on each Distribution Date by the number of years from the date of issuance to that Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate amount of the reductions in Class Certificate Balance of the certificate referred to in clause (a).

   For a discussion of the factors which may influence the rate of payments (including prepayments) of the mortgage loans, see "--Prepayment Considerations and Risks" above and "Yield and Prepayment Considerations" in the prospectus.

   In general, the weighted average lives of the LIBOR Certificates will be shortened if the level of prepayments of principal of the mortgage loans increases. However, the weighted average lives of the LIBOR Certificates will depend upon a variety of other factors, including the timing of changes in the rate of principal payments and the priority sequence of distributions of principal of the classes of certificates. See "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   The interaction of the foregoing factors may have different effects on various classes of LIBOR Certificates and the effects on any class may vary at different times during the life of that class. Accordingly, no assurance can be given as to the weighted average life of any class of LIBOR Certificates. Further, to the extent the prices of the LIBOR Certificates represent discounts or premiums to their respective original Class Certificate Balances, variability in the weighted average lives of those classes of LIBOR Certificates will result in variability in the related yields to maturity. For an example of how the weighted average lives of the classes of Offered LIBOR Certificates may be affected at various constant percentages of the Prepayment Assumption, see "--Decrement Tables" below.

Decrement Tables

   The following tables indicate the percentages of the initial Class Certificate Balances of the classes of Offered LIBOR Certificates that would be outstanding after each of the Distribution Dates shown at various constant percentages of the applicable Prepayment Assumption and the corresponding weighted average lives of those classes. The tables have been prepared on the basis of the Structuring Assumptions. It is not likely that (i) all of the mortgage loans will have the characteristics assumed, (ii) all of the mortgage loans will prepay at the constant percentages of the applicable Prepayment Assumption specified in the tables or at any other constant rate or (iii) all of the mortgage loans will prepay at the same rate. Moreover, the diverse remaining terms to maturity and interest rates of the mortgage loans could produce slower or faster principal distributions than indicated in the tables at the specified constant percentages of the applicable Prepayment Assumption, even if the weighted average remaining term to maturity and weighted average interest rates of the mortgage loans are consistent with the remaining terms to maturity and interest rates of the mortgage loans specified in the Structuring Assumptions.

                              Prepayment Scenarios

                                       SCENARIO I      SCENARIO II      SCENARIO III      SCENARIO IV      SCENARIO V
                                     --------------  ---------------  ----------------  ---------------  --------------
Fixed-rate mortgage loans (% of            0%              75%              100%              125%            150%
   Prepayment Assumption)
Adjustable-rate mortgage loans             0%              75%              100%              125%            150%
   (% of Prepayment Assumption)

           Percent of Initial Class Certificate Balance Outstanding(1)

                                            Class A-1                               Class A-2
                                       PREPAYMENT SCENARIO                     PREPAYMENT SCENARIO
                              ------------------------------------    ------------------------------------

     DISTRIBUTION DATE          I      II      III     IV      V        I      II      III     IV      V
----------------------------  -----  ------  ------  ------  -----    -----  ------  ------  ------  -----
Initial Percentage..........   100     100     100    100     100      100     100     100     100     100
March 2007..................    99      61      48     35      21      100     100     100     100     100
March 2008..................    98       8       0      0       0      100     100      78      47      21
March 2009..................    98       0       0      0       0      100      62      25       0       0
March 2010..................    97       0       0      0       0      100      47      25       0       0
March 2011..................    96       0       0      0       0      100      32      13       0       0
March 2012..................    94       0       0      0       0      100      20       4       0       0
March 2013..................    91       0       0      0       0      100      12       0       0       0
March 2014..................    89       0       0      0       0      100       6       0       0       0
March 2015..................    86       0       0      0       0      100       1       0       0       0
March 2016..................    83       0       0      0       0      100       0       0       0       0
March 2017..................    79       0       0      0       0      100       0       0       0       0
March 2018..................    76       0       0      0       0      100       0       0       0       0
March 2019..................    71       0       0      0       0      100       0       0       0       0
March 2020..................    67       0       0      0       0      100       0       0       0       0
March 2021..................    62       0       0      0       0      100       0       0       0       0
March 2022..................    56       0       0      0       0      100       0       0       0       0
March 2023..................    50       0       0      0       0      100       0       0       0       0
March 2024..................    43       0       0      0       0      100       0       0       0       0
March 2025..................    36       0       0      0       0      100       0       0       0       0
March 2026..................    27       0       0      0       0      100       0       0       0       0
March 2027..................    18       0       0      0       0      100       0       0       0       0
March 2028..................     8       0       0      0       0      100       0       0       0       0
March 2029..................     0       0       0      0       0      96        0       0       0       0
March 2030..................     0       0       0      0       0      80        0       0       0       0
March 2031..................     0       0       0      0       0      68        0       0       0       0
March 2032..................     0       0       0      0       0      57        0       0       0       0
March 2033..................     0       0       0      0       0      44        0       0       0       0
March 2034..................     0       0       0      0       0      30        0       0       0       0
March 2035..................     0       0       0      0       0      15        0       0       0       0
March 2036..................     0       0       0      0       0       0        0       0       0       0
Weighted Average Life to       15.74    1.24    1.00   0.83    0.72   26.44     4.34    3.02    2.08    1.78
   Maturity (years)(2)......
Weighted Average Life to       15.74    1.24    1.00   0.83    0.72   26.43     4.32    3.00    2.08    1.78
   Call (years)(2)(3).......

------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                            Class A-3                              Class M-1
                                       PREPAYMENT SCENARIO                    PREPAYMENT SCENARIO
                              ------------------------------------    ------------------------------------

     DISTRIBUTION DATE          I      II      III     IV      V        I      II      III     IV      V
----------------------------  -----  ------  ------  ------  -----    -----  ------  ------  ------  -----
Initial Percentage........     100     100     100    100     100     100     100     100     100     100
March 2007................     100     100     100    100     100     100     100     100     100     100
March 2008................     100     100     100    100     100     100     100     100     100     100
March 2009................     100     100     100     55       0     100     100     100     100     100
March 2010................     100     100     100     55       0     100      68      54     100     100
March 2011................     100     100     100     55       0     100      51      30      81      76
March 2012................     100     100     100     55       0     100      38      20      22      40
March 2013................     100     100      90     39       0     100      29      13       6      19
March 2014................     100     100      61     24       0     100      21       9       4       4
March 2015................     100     100      41     13       0     100      16       6       0       0
March 2016................     100      81      28      4       0     100      12       4       0       0
March 2017................     100      60      19      0       0     100       9       2       0       0
March 2018................     100      45      11      0       0     100       7       0       0       0
March 2019................     100      34       4      0       0     100       5       0       0       0
March 2020................     100      25       0      0       0     100       4       0       0       0
March 2021................     100      19       0      0       0     100       2       0       0       0
March 2022................     100      12       0      0       0     100       0       0       0       0
March 2023................     100       6       0      0       0     100       0       0       0       0
March 2024................     100       2       0      0       0     100       0       0       0       0
March 2025................     100       0       0      0       0     100       0       0       0       0
March 2026................     100       0       0      0       0     100       0       0       0       0
March 2027................     100       0       0      0       0     100       0       0       0       0
March 2028................     100       0       0      0       0     100       0       0       0       0
March 2029................     100       0       0      0       0     100       0       0       0       0
March 2030................     100       0       0      0       0     100       0       0       0       0
March 2031................     100       0       0      0       0      92       0       0       0       0
March 2032................     100       0       0      0       0      79       0       0       0       0
March 2033................     100       0       0      0       0      65       0       0       0       0
March 2034................     100       0       0      0       0      49       0       0       0       0
March 2035................     100       0       0      0       0      32       0       0       0       0
March 2036................       0       0       0      0       0       0       0       0       0       0
Weighted Average Life to       29.82   12.38    9.06   5.70    2.43   27.76    6.10    5.01    5.65    5.95
   Maturity (years)(2)....
Weighted Average Life to       29.65    8.24    5.99   3.83    2.43   27.73    5.50    4.57    4.57    3.65
   Call (years)(2)(3).....

------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                            Class M-2                               Class M-3
                                       PREPAYMENT SCENARIO                     PREPAYMENT SCENARIO
                              ------------------------------------    ------------------------------------

     DISTRIBUTION DATE          I      II      III     IV      V        I      II      III     IV      V
----------------------------  -----  ------  ------  ------  -----    -----  ------  ------  ------  -----
Initial Percentage...........  100     100     100    100     100      100      100    100      100    100
March 2007...................  100     100     100    100     100      100      100    100      100    100
March 2008...................  100     100     100    100     100      100      100    100      100    100
March 2009...................  100     100     100    100     100      100      100    100      100    100
March 2010...................  100      68      44    100      64      100       68     44       54     15
March 2011...................  100      51      30     16       8      100       51     30       16      8
March 2012...................  100      38      20     10       4      100       38     20       10      4
March 2013...................  100      29      13      6       0      100       29     13        6      0
March 2014...................  100      21       9      3       0      100       21      9        0      0
March 2015...................  100      16       6      0       0      100       16      6        0      0
March 2016...................  100      12       4      0       0      100       12      3        0      0
March 2017...................  100       9       0      0       0      100        9      0        0      0
March 2018...................  100       7       0      0       0      100        7      0        0      0
March 2019...................  100       5       0      0       0      100        5      0        0      0
March 2020...................  100       4       0      0       0      100        *      0        0      0
March 2021...................  100       0       0      0       0      100        0      0        0      0
March 2022...................  100       0       0      0       0      100        0      0        0      0
March 2023...................  100       0       0      0       0      100        0      0        0      0
March 2024...................  100       0       0      0       0      100        0      0        0      0
March 2025...................  100       0       0      0       0      100        0      0        0      0
March 2026...................  100       0       0      0       0      100        0      0        0      0
March 2027...................  100       0       0      0       0      100        0      0        0      0
March 2028...................  100       0       0      0       0      100        0      0        0      0
March 2029...................  100       0       0      0       0      100        0      0        0      0
March 2030...................  100       0       0      0       0      100        0      0        0      0
March 2031...................   92       0       0      0       0       92        0      0        0      0
March 2032...................   79       0       0      0       0       79        0      0        0      0
March 2033...................   65       0       0      0       0       65        0      0        0      0
March 2034...................   49       0       0      0       0       49        0      0        0      0
March 2035...................   32       0       0      0       0       32        0      0        0      0
March 2036...................    0       0       0      0       0        0        0      0        0      0
Weighted Average Life to       27.76    6.07    4.86   4.80    4.29    27.76     6.04   4.77     4.45   3.84
   Maturity (years)(2).......
Weighted Average Life to       27.73    5.49    4.43   4.44    3.65    27.73     5.49   4.36     4.13   3.59
   Call (years)(2)(3)........

------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

* Indicates an outstanding Class Certificate Balance greater than 0% and less than 0.5% of the original Class Certificate Balance.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                             Class M-4                                 Class M-5
                                        PREPAYMENT SCENARIO                       PREPAYMENT SCENARIO
                              ------------------------------------    ------------------------------------

     DISTRIBUTION DATE          I      II      III     IV      V        I      II      III     IV      V
----------------------------  -----  ------  ------  ------  -----    -----  ------  ------  ------  -----
Initial Percentage...........  100     100     100    100     100      100     100     100      100    100
March 2007...................  100     100     100    100     100      100     100     100      100    100
March 2008...................  100     100     100    100     100      100     100     100      100    100
March 2009...................  100     100     100    100     100      100     100     100      100    100
March 2010...................  100      68      44     27      15      100      68      44       27     15
March 2011...................  100      51      30     16       8      100      51      30       16      8
March 2012...................  100      38      20     10       0      100      38      20       10      0
March 2013...................  100      29      13      6       0      100      29      13        4      0
March 2014...................  100      21       9      0       0      100      21       9        0      0
March 2015...................  100      16       6      0       0      100      16       6        0      0
March 2016...................  100      12       0      0       0      100      12       0        0      0
March 2017...................  100       9       0      0       0      100       9       0        0      0
March 2018...................  100       7       0      0       0      100       7       0        0      0
March 2019...................  100       4       0      0       0      100       0       0        0      0
March 2020...................  100       0       0      0       0      100       0       0        0      0
March 2021...................  100       0       0      0       0      100       0       0        0      0
March 2022...................  100       0       0      0       0      100       0       0        0      0
March 2023...................  100       0       0      0       0      100       0       0        0      0
March 2024...................  100       0       0      0       0      100       0       0        0      0
March 2025...................  100       0       0      0       0      100       0       0        0      0
March 2026...................  100       0       0      0       0      100       0       0        0      0
March 2027...................  100       0       0      0       0      100       0       0        0      0
March 2028...................  100       0       0      0       0      100       0       0        0      0
March 2029...................  100       0       0      0       0      100       0       0        0      0
March 2030...................  100       0       0      0       0      100       0       0        0      0
March 2031...................   92       0       0      0       0       92       0       0        0      0
March 2032...................   79       0       0      0       0       79       0       0        0      0
March 2033...................   65       0       0      0       0       65       0       0        0      0
March 2034...................   49       0       0      0       0       49       0       0        0      0
March 2035...................   32       0       0      0       0       32       0       0        0      0
March 2036...................    0       0       0      0       0        0       0       0        0      0
Weighted Average Life to       27.76    6.02    4.70   4.27    3.63    27.76    5.98    4.65     4.14   3.49
   Maturity (years)(2).......
Weighted Average Life to       27.73    5.49    4.31   3.97    3.40    27.73    5.48    4.28     3.86   3.27
   Call (years)(2)(3)........

------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                            Class M-6                                 Class M-7
                                       PREPAYMENT SCENARIO                       PREPAYMENT SCENARIO
                              ------------------------------------    ------------------------------------

     DISTRIBUTION DATE          I      II      III     IV      V        I      II      III     IV      V
----------------------------  -----  ------  ------  ------  -----    -----  ------  ------  ------  -----
Initial Percentage...........  100     100     100    100     100      100      100    100      100    100
March 2007...................  100     100     100    100     100      100      100    100      100    100
March 2008...................  100     100     100    100     100      100      100    100      100    100
March 2009...................  100     100     100    100      59      100      100    100      100     30
March 2010...................  100      68      44     27      15      100       68     44       27     15
March 2011...................  100      51      30     16       8      100       51     30       16      3
March 2012...................  100      38      20     10       0      100       38     20        9      0
March 2013...................  100      29      13      0       0      100       29     13        0      0
March 2014...................  100      21       9      0       0      100       21      7        0      0
March 2015...................  100      16       0      0       0      100       16      0        0      0
March 2016...................  100      12       0      0       0      100       12      0        0      0
March 2017...................  100       9       0      0       0      100        7      0        0      0
March 2018...................  100       3       0      0       0      100        0      0        0      0
March 2019...................  100       0       0      0       0      100        0      0        0      0
March 2020...................  100       0       0      0       0      100        0      0        0      0
March 2021...................  100       0       0      0       0      100        0      0        0      0
March 2022...................  100       0       0      0       0      100        0      0        0      0
March 2023...................  100       0       0      0       0      100        0      0        0      0
March 2024...................  100       0       0      0       0      100        0      0        0      0
March 2025...................  100       0       0      0       0      100        0      0        0      0
March 2026...................  100       0       0      0       0      100        0      0        0      0
March 2027...................  100       0       0      0       0      100        0      0        0      0
March 2028...................  100       0       0      0       0      100        0      0        0      0
March 2029...................  100       0       0      0       0      100        0      0        0      0
March 2030...................  100       0       0      0       0      100        0      0        0      0
March 2031...................   92       0       0      0       0       92        0      0        0      0
March 2032...................   79       0       0      0       0       79        0      0        0      0
March 2033...................   65       0       0      0       0       65        0      0        0      0
March 2034...................   49       0       0      0       0       49        0      0        0      0
March 2035...................   32       0       0      0       0       32        0      0        0      0
March 2036...................    0       0       0      0       0        0        0      0        0      0
Weighted Average Life to       27.76    5.94    4.59   4.03    3.38    27.76     5.88   4.53     3.93   3.27
   Maturity (years)(2).......
Weighted Average Life to       27.73    5.48    4.25   3.77    3.18    27.73     5.48   4.24     3.70   3.10
   Call (years)(2)(3)........

------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

           Percent of Initial Class Certificate Balance Outstanding(1)

                                                 Class M-8
                                            PREPAYMENT SCENARIO
                                    ------------------------------------

           DISTRIBUTION DATE          I      II      III     IV      V
      ----------------------------  -----  ------  ------  ------  -----
      Initial Percentage...........  100     100     100    100     100
      March 2007...................  100     100     100    100     100
      March 2008...................  100     100     100    100     100
      March 2009...................  100     100     100    100      30
      March 2010...................  100      68      44     27      15
      March 2011...................  100      51      30     16       0
      March 2012...................  100      38      20      0       0
      March 2013...................  100      29      13      0       0
      March 2014...................  100      21       0      0       0
      March 2015...................  100      16       0      0       0
      March 2016...................  100      10       0      0       0
      March 2017...................  100       0       0      0       0
      March 2018...................  100       0       0      0       0
      March 2019...................  100       0       0      0       0
      March 2020...................  100       0       0      0       0
      March 2021...................  100       0       0      0       0
      March 2022...................  100       0       0      0       0
      March 2023...................  100       0       0      0       0
      March 2024...................  100       0       0      0       0
      March 2025...................  100       0       0      0       0
      March 2026...................  100       0       0      0       0
      March 2027...................  100       0       0      0       0
      March 2028...................  100       0       0      0       0
      March 2029...................  100       0       0      0       0
      March 2030...................  100       0       0      0       0
      March 2031...................   92       0       0      0       0
      March 2032...................   79       0       0      0       0
      March 2033...................   65       0       0      0       0
      March 2034...................   49       0       0      0       0
      March 2035...................   32       0       0      0       0
      March 2036...................    0       0       0      0       0
      Weighted Average Life to        27.76    5.80    4.45   3.83    3.18
         Maturity (years)(2).......
      Weighted Average Life to        27.73    5.48    4.21   3.65    3.04
         Call (years)(2)(3)........

------------------

(1)   Rounded to the nearest whole percentage.

(2)   The weighted average life of any class of certificates is determined by
      (i) multiplying the net reduction, if any, of the Class Certificate Balance by the number of years from the date of issuance of the certificates to the related Distribution Date, (ii) adding the results, and (iii) dividing them by the aggregate of the net reductions of the Class Certificate Balance described in clause (i).

(3) Calculation assumes the exercise of the Optional Clean-up Call on the earliest possible date.

WAC Cap

   The information in the following table has been prepared in accordance with the Structuring Assumptions except for the following:

   o One-Month LIBOR and the Six-Month LIBOR Loan Index remain constant at 20.00%; and

   o prepayments on the mortgage loans occur at 100% of the Prepayment Assumption (i.e., Scenario III).

   It is highly unlikely, however, that prepayments on the mortgage loans will occur at a constant rate of 100% of the Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual interest rates on the mortgage loans or the WAC Cap on any Distribution Date will conform to the corresponding rate set forth for that Distribution Date in the following table.

  Distribution                        Distribution                        Distribution
      Date        WAC Cap (%)             Date        WAC Cap (%)             Date        WAC Cap (%)
--------------- ---------------     --------------- ---------------     --------------- ---------------
      04/06         22.96                 08/09         16.76                 12/12         11.53
      05/06         21.58                 09/09         16.64                 01/13         11.15
      06/06         21.42                 10/09         16.83                 02/13         11.13
      07/06         21.38                 11/09         16.40                 03/13         12.31
      08/06         21.18                 12/09         16.60                 04/13         11.11
      09/06         21.03                 01/10         16.18                 05/13         11.46
      10/06         20.94                 02/10         16.14                 06/13         11.08
      11/06         20.66                 03/10         17.06                 07/13         11.43
      12/06         20.52                 04/10         15.89                 08/13         11.05
      01/07         20.19                 05/10         16.10                 09/13         11.03
      02/07         19.92                 06/10         15.66                 10/13         11.39
      03/07         19.95                 07/10         15.89                 11/13         11.00
      04/07         19.39                 08/10         15.54                 12/13         11.36
      05/07         19.23                 09/10         15.42                 01/14         10.97
      06/07         18.87                 10/10         15.65                 02/14         10.96
      07/07         18.73                 11/10         15.20                 03/14         12.12
      08/07         18.38                 12/10         15.43                 04/14         10.93
      09/07         18.14                 01/11         14.99                 05/14         11.28
      10/07         18.01                 02/11         14.95                 06/14         10.90
      11/07         17.66                 03/11         15.94                 07/14         11.25
      12/07         17.55                 04/11         11.36                 08/14         10.87
      01/08         17.23                 05/11         11.73                 09/14         10.85
      02/08         18.92                 06/11         11.34                 10/14         11.20
      03/08         18.30                 07/11         11.70                 11/14         10.82
      04/08         16.96                 08/11         11.33                 12/14         11.17
      05/08         16.39                 09/11         11.32                 01/15         10.79
      06/08         15.96                 10/11         11.68                 02/15         10.78
      07/08         15.98                 11/11         11.29                 03/15         11.92
      08/08         16.19                 12/11         11.66                 04/15         10.75
      09/08         15.98                 01/12         11.27                 05/15         11.09
      10/08         16.44                 02/12         11.28                 06/15         10.72
      11/08         16.25                 03/12         12.04                 07/15         11.06
      12/08         16.36                 04/12         11.25                 08/15         10.68
      01/09         16.06                 05/12         11.61                 09/15         10.67
      02/09         16.82                 06/12         11.22                 10/15         11.01
      03/09         17.59                 07/12         11.59                 11/15         10.64
      04/09         16.54                 08/12         11.22                 12/15         10.98
      05/09         16.69                 09/12         11.20                 01/16         10.61
      06/09         16.28                 10/12         11.56                 02/16         10.59
      07/09         16.48                 11/12         11.18                 03/16         11.30

Rated Final Distribution Date and Last Scheduled Distribution Date

   The "Rated Final Distribution Date" for the certificates is the Distribution Date occurring in March 2036. Rated Final Distribution Date has the meaning set forth in "Ratings" in this prospectus supplement.

   The last scheduled Distribution Date for the certificates is the Distribution Date occurring in February 2046. The last scheduled Distribution Date for all classes has been calculated as the Distribution Date in the month following the month in which the latest maturity date of any mortgage loan occurs.

   Since the rate of distributions in reduction of the Class Certificate Balance of each class of LIBOR Certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the Class Certificate Balance of each class could be reduced to zero significantly earlier or later than the Rated Final Distribution Date. The rate of payments on the mortgage loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the mortgage loans. See "--Prepayment Considerations and Risks" and "--Weighted Average Lives of the LIBOR Certificates" above and "Yield and Prepayment Considerations" in the prospectus.

                         FEDERAL INCOME TAX CONSEQUENCES

   The discussion in this section and in the section "Federal Income Tax Consequences" in the prospectus is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below and in the prospectus does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. Investors may wish to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Offered Certificates. References in this section and in the "ERISA Considerations" section of this prospectus supplement to the "Code" and "Sections" are to the Internal Revenue Code of 1986, as amended.

General

   The pooling and servicing agreement provides that certain segregated asset pools within the trust (exclusive, among other things, of the assets held in the Excess Reserve Fund Account, the Supplemental Interest Trust and certain other accounts specified in the pooling and servicing agreement and the right of each class of LIBOR Certificates to receive Basis Risk Carry Forward Amounts) will comprise multiple REMICs (the "Trust REMICs") organized in a tiered REMIC structure. Each class of LIBOR Certificates represents (exclusive of the right to receive Basis Risk Carry Forward Amounts) a regular interest (a "Regular Interest") in a Trust REMIC. The Class RC certificates will represent ownership of the sole class of residual interest in the Trust REMIC that holds the mortgage loans, the Class R certificates will represent ownership of the sole class of residual interest in certain other Trust REMICs, and the Class RX certificates will represent ownership of the sole class of residual interest in a separate Trust REMIC. In addition, each class of the LIBOR Certificates will represent a beneficial interest in the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust. Elections will be made to treat each of the Trust REMICs as a REMIC for federal income tax purposes.

   Upon the issuance of the Offered Certificates, Cadwalader, Wickersham & Taft LLP will deliver its opinion to the effect that, assuming compliance with the pooling and servicing agreement, for federal income tax purposes, the Trust REMICs will each qualify as a REMIC within the meaning of Section 860D of the Code.

Taxation of Regular Interests

   A holder of a class of LIBOR Certificates will be treated for federal income tax purposes as owning an interest in the corresponding class of Regular Interests in the related Trust REMIC. In addition, the pooling and servicing agreement provides that each holder of a LIBOR Certificate will be treated as owning an interest in a limited recourse interest rate cap contract (each, a "Basis Risk Contract") representing the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust. The Regular Interest component of a LIBOR Certificate will be entitled to receive interest and principal payments at the times and in the amounts equal to those made on the LIBOR Certificate to which it corresponds, except that (i) the maximum interest rate of that Regular Interest component will equal the WAC Cap, computed for this purpose without regard to any Net Swap Receipts, (ii) Basis Risk Carry Forward Amounts will be deemed to include the excess, if any, of the WAC Cap over the maximum interest rate specified in clause (i), and (iii) any Swap Termination Payment will be treated as being payable first from Net Monthly Excess Cashflow and second from amounts distributed on the Regular Interests. As a result of the foregoing, the amount of distributions on the Regular Interest component of a LIBOR Certificate may exceed the actual amount of distributions on the LIBOR Certificate.

   A holder of a LIBOR Certificate must allocate its purchase price for the LIBOR Certificate between its components--the Regular Interest component and, to the extent it has measurable value, the Basis Risk Contract component. To the extent the Basis Risk Contract component of a LIBOR Certificate has value, the Regular Interest component will be viewed as having been issued at a lesser premium or with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus.

   Upon the sale, exchange, or other disposition of a LIBOR Certificate, the holder must allocate the amount realized between the components of the LIBOR Certificate based on the relative fair market values of those components at the time of sale. Assuming that a LIBOR Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Basis Risk Contract component should be capital gain or loss and gain or loss on the Regular Interest component will be treated as described in the prospectus under "Federal Income Tax Consequences--Gain or Loss on Disposition."

   Interest on the Regular Interest component of a LIBOR Certificate must be included in income by a holder under the accrual method of accounting, regardless of the holder's regular method of accounting. In addition, the Regular Interest components of the LIBOR Certificates could be considered to have been issued with OID. See "Federal Income Tax Consequences--Treatment by the REMIC of OID, Market Discount, and Amortizable Premium" in the prospectus. The prepayment assumption that will be used in determining the accrual of any OID and market discount, or the amortization of bond premium, if any, will be a rate equal to 100% of the related Prepayment Assumption, as set forth under "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement. No representation is made that the mortgage loans will prepay at such a rate or at any other rate. OID must be included in income as it accrues on a constant yield method, regardless of whether the holder receives currently the cash attributable to such OID.

Residual Certificates

   The holders of the Residual Certificates must include the taxable income of the related REMIC in their federal taxable income. The Residual Certificates will remain outstanding for federal income tax purposes until there are no certificates of any other class outstanding. Prospective investors are cautioned that the Residual Certificates' REMIC taxable income and the tax liability on the Residual Certificates may exceed, and may substantially exceed, cash distributions to the holders of the Residual Certificates during certain periods, in which event, the holder's of the Residual Certificates must have sufficient alternative sources of funds to pay such tax liability. Furthermore, it is anticipated that all or a substantial portion of the taxable income of the related REMIC includible by the holders of the Residual Certificates will be treated as "excess inclusion" income, resulting in (i) the inability of such holder to use net operating losses to offset such income from the related REMIC,
(ii) the treatment of such income as "unrelated business taxable income" to certain holders who are otherwise tax exempt and (iii) the treatment of such income as subject to 30% withholding tax to certain non-U.S. investors, with no exemption or treaty reduction.

   The Residual Certificates will be considered to represent "noneconomic residual interests," with the result that transfers would be disregarded for federal income tax purposes if any significant purpose of the transferor was to impede the assessment or collection of tax. Accordingly, the Residual Certificates are subject to certain restrictions on transfer and any prospective transferee will be required to furnish the trustee with an affidavit as described in this prospectus supplement under "Description of the Certificates--Restrictions on Transfer of the Residual Certificates." See "Federal Income Tax Consequences--Tax Treatment of REMIC Regular Interests and Other Debt Instruments," and "-Tax Treatment of REMIC Residual Interests" in the prospectus.

   An individual, trust or estate that holds a Residual Certificate (whether such certificate is held directly or indirectly through certain pass through entities) also may have additional gross income with respect to, but may be subject to limitations on the deductibility of, servicing fees on the mortgage loans and other administrative expenses of the related REMIC in computing such holder's regular tax liability, and may not be able to deduct such fees or expenses to any extent in computing such holder's alternative minimum tax liability. Unless required otherwise by applicable authority, it is anticipated that such expenses will be allocated to the holder of the Class RC certificates. In addition, some portion of a purchaser's basis, if any, in a Residual Certificate may not be recovered until termination of the related REMIC. Furthermore, regulations have been issued concerning the federal income tax consequences of any consideration paid to a transferee on a transfer of the Residual Certificates, including any "safe harbor" payment described in the prospectus. See "Description of the Certificates--Restrictions on Transfer of the Residual Certificates" in this prospectus supplement and "Federal Income Tax Consequences--Tax Treatment of REMIC Residual Interests--Non-Recognition of Certain Transfers for Federal Income Tax Purposes," and "-Tax Treatment of REMIC Residual Interests" in the prospectus. Any transferee receiving consideration with respect to a Residual Certificate should consult its tax advisors.

   Due to the special tax treatment of residual interests, the effective after tax return of the Residual Certificates may be significantly lower than would be the case if the Residual Certificates were taxed as debt instruments, or may be negative.

   Prospective purchasers of the Residual Certificates should consider carefully the tax consequences of an investment in Residual Certificates discussed in the prospectus and should consult their own tax advisors with respect to those consequences. See "Federal Income Tax Consequences-Tax Treatment of REMIC Residual Interests" in the prospectus.

Status of the Offered Certificates

   The Residual Certificates and the Regular Interest components of the LIBOR Certificates will be treated as assets described in Section 7701(a)(19)(C) of the Code for a "domestic building and loan association," and as "real estate assets" under Section 856(c)(5)(B) of the Code for a "real estate investment trust" ("REIT"), generally, in the same proportion that the assets of the trust, exclusive of the Excess Reserve Fund Account and the Supplemental Interest Trust, would be so treated. In addition, to the extent the Regular Interest component of an Offered Certificate represents real estate assets under Section 856(c)(5)(B) of the Code, the interest derived from that component and the Residual Certificates would be interest on obligations secured by interests in real property for purposes of Section 856(c)(3)(B) of the Code for a REIT. The Basis Risk Contract components of the LIBOR Certificates will not, however, qualify as assets described in Section 7701(a)(19)(C) of the Code or as real estate assets under Section 856(c)(5)(B) of the Code.

The Basis Risk Contract Component

   Each holder of a LIBOR Certificate will be treated for federal income tax purposes as having entered into a notional principal contract pursuant to its rights to receive payment with respect to the Basis Risk Contract component on the date it purchases its certificate. The Basis Risk Contract components are beneficially owned by the holders of the LIBOR Certificates in the portion of the trust fund, exclusive of the REMICs, which is treated as a grantor trust for federal income tax purposes. The Internal Revenue Service (the "IRS") has issued final regulations under Section 446 of the Code relating to notional principal contracts (the "Notional Principal Contract Regulations").

   As indicated above, holders of the LIBOR Certificates must allocate the price they pay for such certificates between the Regular Interest component and the Basis Risk Contract component based on their relative fair market values. To the extent the Basis Risk Contract component is determined to have a value on the closing date that is greater than zero, a portion of such purchase price will be allocable to such rights, and such portion will be treated as a cap premium (the "Cap Premium") paid by holders of the LIBOR Certificates. A holder of a LIBOR Certificate will be required to amortize the Cap Premium under a level payment method as if the Cap Premium represented the present value of a series of equal payments made over the life of the Basis Risk Contract (adjusted to take into account decreases in notional principal amount), discounted at a rate equal to the rate used to determine the amount of the Cap Premium (or some other reasonable rate). Holders are urged to consult their tax advisors concerning the appropriate method of amortizing any Cap Premium. The Notional Principal Contract Regulations treat a nonperiodic payment made under a cap contract as a loan for federal income tax purposes if the payment is "significant." It is not known whether any Cap Premium would be treated in part as a loan under the Notional Principal Contract Regulations.

   Under the Notional Principal Contract Regulations (i) all taxpayers must recognize periodic payments with respect to a notional principal contract under the accrual method of accounting, and (ii) any periodic payments received under the applicable Basis Risk Contract must be netted against payments, if any, deemed made as a result of the Cap Premiums over the recipient's taxable year, rather than accounted for on a gross basis. Net income or deduction with respect to net payments under a Basis Risk Contract for a taxable year should constitute ordinary income or ordinary deduction. The IRS could contend the amount is capital gain or loss, but such treatment is unlikely, at least in the absence of further regulations. Any regulations requiring capital gain or loss treatment presumably would apply only prospectively.

   In addition, any amounts payable on a Regular Interest component in excess of the amount of payments on the LIBOR Certificates to which it relates as a result of certain Swap Termination Payments will be treated as having been received by the beneficial owners of such LIBOR Certificates and then paid by such owners to the Supplemental Interest Trust pursuant to the Basis Risk Contract, and such excess may be treated as a payment on a notional principal contract that is made by the beneficial owner during the applicable taxable year and that is taken into account in determining the beneficial owner's net income or net deduction with respect to the Basis Risk Contract for such taxable year. Although not clear, net income or a net deduction with respect to the Basis Risk Contract should be treated as ordinary income or as an ordinary deduction. Alternatively, such payments by beneficial owners of the LIBOR Certificates may be treated as a guarantee of the obligation of the holder of the Class X certificates to make payments under the interest rate swap agreement.

   Any amount of proceeds from the sale, redemption or retirement of a LIBOR Certificate that is considered to be allocated to the holder's rights under the applicable Basis Risk Contract would be considered a "termination payment" under the Notional Principal Contract Regulations allocable to that LIBOR Certificate. A holder of such LIBOR Certificate will have gain or loss from such a termination of a Basis Risk Contract equal to (i) any termination payment it received or is deemed to have received minus (ii) the unamortized portion of any Cap Premium paid (or deemed paid) by the beneficial owner upon entering into or acquiring its interest in a Basis Risk Contract.

   Gain or loss realized upon the termination of a Basis Risk Contract will generally be treated as capital gain or loss. Moreover, in the case of a bank or thrift institution, Section 582(c) of the Code would likely not apply to treat such gain or loss as ordinary.

   A beneficial owner's ability to recognize a net deduction with respect to the Basis Risk Contract component of a LIBOR Certificate or any such guarantee payment may be limited under Sections 67 and/or 68 of the Code in the case of
(1) estates and trusts and (2) individuals owning an interest in such component directly or through a "pass-through entity" (other than in connection with such individual's trade or business). Pass-through entities include partnerships, S corporations, grantor trusts and non-publicly offered regulated investment companies, but do not include estates, nongrantor trusts, cooperatives, real estate investment trusts and publicly offered regulated investment companies. Further, such a beneficial owner will not be able to recognize a net deduction with respect to the Basis Risk Contract component or any such guarantee payment in computing the beneficial owner's alternative minimum tax liability. Because a beneficial owner of a LIBOR Certificate will be required to include in income the amount deemed to have been paid by such owner pursuant to the Basis Risk Contract or such guarantee but may not be able to deduct that amount from income, a beneficial owner of a LIBOR Certificate may have income that exceeds cash distributions on the LIBOR Certificate, in any period and over the term of the LIBOR Certificate. As a result, the LIBOR Certificates may not be a suitable investment for any taxpayer whose net deduction with respect to the Basis Risk Contract or guarantee would be subject to the limitations described above. Subject to the foregoing, if for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

Other Matters

   For a discussion of information reporting, backup withholding and taxation of foreign investors in the certificates, see "Federal Income Tax
Consequences--Backup Withholding" and "--Taxation of Certain Foreign Holders of Debt Instruments" in the prospectus.

                              STATE AND LOCAL TAXES

   The depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the LIBOR Certificates and the Residual Certificates under the tax laws of any state, local or other jurisdiction. Investors considering an investment in the LIBOR Certificates and the Residual Certificates may wish to consult their own tax advisors regarding these tax consequences.

                              ERISA CONSIDERATIONS

   The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code, impose requirements on employee benefit plans subject to Title I of ERISA, and on certain other retirement plans and arrangements, including individual retirement accounts and annuities and Keogh plans, as well as on collective investment funds, separate accounts and other entities in which such plans, accounts or arrangements are invested (collectively, the "Plans") and on persons who bear certain relationships to such Plans. See "ERISA Considerations" in the prospectus.

   The U.S. Department of Labor (the "DOL") has granted to Goldman, Sachs & Co., the underwriter, an administrative exemption (Prohibited Transaction Exemption ("PTE") 89-88, Exemption Application No. D-7573, 54 Fed. Reg. 42582 (1989)) (the "Exemption") from certain of the prohibited transaction rules of ERISA with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates representing interests in asset-backed pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include secured residential, commercial, and home equity loans such as the mortgage loans in the trust fund. The Exemption was amended by PTE 2000-58, Exemption Application No. D-10829, 65 Fed. Reg. 67765 (2000) and PTE 2002-41, Exemption Application No. D-11077, 67 Fed. Reg. 54487 (2002) to extend exemptive relief to certificates, including Subordinated Certificates, rated in the four highest generic rating categories in certain designated transactions, provided the conditions of the Exemption are met. The Exemption will apply to the acquisition, holding and resale of the Offered LIBOR Certificates (the "ERISA Eligible Certificates") by a Plan (subject to the discussion below concerning the interest rate swap agreement), provided that specific conditions (certain of which are described below) are met.

      Among the conditions which must be satisfied for the Exemption, as amended, to apply to the ERISA Eligible Certificates are the following:

               (1) The acquisition of the ERISA Eligible Certificates by a Plan is on terms (including the price for the ERISA Eligible Certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

               (2) The ERISA Eligible Certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the four highest generic rating categories from S&P, Moody's or Fitch, Inc.;

               (3) The trustee is not an affiliate of any other member of the Restricted Group (as defined below) other than an underwriter;

               (4) The sum of all payments made to and retained by the underwriter in connection with the distribution of the ERISA Eligible Certificates represents not more than reasonable compensation for underwriting the ERISA Eligible Certificates. The sum of all payments made to and retained by the depositor pursuant to the sale of the ERISA Eligible Certificates to the trust fund represents not more than the fair market value of such mortgage loans. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services under the pooling and servicing agreement and reimbursement of the servicer's reasonable expenses in connection with its services; and

               (5) The Plan investing in the ERISA Eligible Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

   Moreover, the Exemption would provide relief from certain self-dealing/conflict of interest prohibited transactions that may arise when a Plan fiduciary causes a Plan to acquire certificates in a trust containing receivables on which the fiduciary (or its affiliate) is an obligor only if, among other requirements, (i) in the case of the acquisition of ERISA Eligible Certificates in connection with the initial issuance, at least 50% of each class of ERISA Eligible Certificates and at least 50% of the aggregate interests in the trust fund are acquired by persons independent of the Restricted Group (as defined below), (ii) the Plan's investment in ERISA Eligible Certificates does not exceed 25% of each class of ERISA Eligible Certificates outstanding at the time of the acquisition, (iii) immediately after the acquisition, no more than 25% of the assets of any Plan for which the fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in one or more trusts containing assets sold or serviced by the same entity, and (iv) the fiduciary or its affiliate is an obligor with respect to obligations representing no more than 5% of the fair market value of the obligations in the trust. This relief is not available to Plans sponsored by the depositor, the underwriter, the trustee, the servicer, the Swap Provider, any obligor with respect to mortgage loans included in the trust fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the trust fund, or any affiliate of such parties (the "Restricted Group").

   Except as provided below with respect to the interest rate swap agreement, the depositor believes that the Exemption will apply to the acquisition and holding by Plans of the ERISA Eligible Certificates sold by the underwriter and that all conditions of the Exemption other than those within the control of the investors have been met. In addition, as of the date of this prospectus supplement, there is no obligor with respect to mortgage loans included in the trust fund constituting more than five percent of the aggregate unamortized principal balance of the assets of the trust fund.

   Each purchaser that is a Plan or that is investing on behalf of or with plan assets of a Plan in reliance on the Exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act.

   The rating of a certificate may change. If a class of certificates no longer has a rating of at least BBB- or its equivalent, then certificates of that class will no longer be eligible for relief under the Exemption, and consequently may not be purchased by or sold to a Plan (although a Plan that had purchased the certificates when it had a permitted rating would not be required by the Exemption to dispose of it).

   The interest rate swap agreement does not meet all of the requirements for an "eligible swap" under the Exemption, and consequently is not eligible for the exemptive relief available under the Exemption. For ERISA purposes, an interest in a class of LIBOR Certificates should represent beneficial interest in two assets, (i) the right to receive payments with respect to the applicable class without taking into account payments made or received with respect to the interest rate swap agreement and (ii) the rights and obligations under the interest rate swap agreement. A Plan's purchase and holding of an ERISA Eligible Certificate could constitute or otherwise result in a prohibited transaction under ERISA and Section 4975 of the Code between the Plan and the Swap Provider unless an exemption is available.

   Accordingly, as long as the interest rate swap agreement is in effect, no Plan or other person using Plan assets may acquire or hold any interest in an ERISA Eligible Certificate unless such acquisition or holding is eligible for the exemptive relief available under Department of Labor Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers") or similar exemption under similar law (collectively, the "Investor Based Exemptions"). It should be noted, however, that even if the conditions specified in one or more of the Investor-Based Exemptions are met, the scope of relief provided by the Investor-Based Exemptions may not necessarily cover all acts that might be construed as prohibited transactions. Plan fiduciaries should consult their legal counsel concerning these issues. As long as the interest rate swap agreement is in effect, each beneficial owner of an ERISA Eligible Certificate, or any interest in an ERISA Eligible Certificate, shall be deemed to have represented that either (i) it is not a Plan or person using Plan assets or (ii) its acquisition and holding of such offered certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

   Employee benefit plans that are governmental plans (as defined in section 3(32) of ERISA) and certain church plans (as defined in section 3(33) of ERISA) are not subject to ERISA requirements. However, such plans may be subject to applicable provisions of other federal and state laws materially similar to the provisions of ERISA or the Code (any such applicable law, "Similar Law").

   Any Plan fiduciary who proposes to cause a Plan to purchase ERISA Eligible Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of ERISA Eligible Certificates. Assets of a Plan or individual retirement account should not be invested in the ERISA Eligible Certificates unless it is clear that the assets of the trust fund will not be plan assets or unless it is clear that the Exemption and, as long as the interest rate swap agreement is in effect, one or more of the Investor Based Exemptions will apply and exempt all potential prohibited transactions.

   The Residual Certificates may not be purchased by or transferred to a Plan or any other person investing "plan assets" of any Plan (or any plan subject to Similar Law). Accordingly, the preceding discussion does not purport to discuss any considerations under ERISA, the Code or Similar Law with respect to the purchase, acquisition or resale of the Residual Certificates.

                                LEGAL INVESTMENT

   The Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class R, Class R-C and Class RX certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), so long as those certificates are rated in one of the two highest rating categories by Moody's or S&P. The Class M-6, Class M-7 and Class M-8 certificates will not constitute "mortgage related securities" for purposes of

SMMEA and as a result, the appropriate characterization of those classes of Offered Certificates under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase the Offered Certificates, is subject to significant interpretive uncertainties.

   Except as to the status of certain classes of Offered Certificates as "mortgage related securities," no representations are made as to the proper characterization of the Offered Certificates for legal investment, financial institution regulatory purposes, or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions.

   Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities should consult with their own legal advisors in determining whether, and to what extent, the Offered Certificates will constitute legal investments for them or are subject to investment, capital or other restrictions.

   See "Legal Investment" in the prospectus.

                                  LEGAL MATTERS

   The validity of the certificates and certain federal income tax matters will be passed upon for the depositor and the underwriter by Cadwalader, Wickersham & Taft LLP, New York, New York.

                          REPORTS TO CERTIFICATEHOLDERS

   The trustee will be required to prepare and make available to the certificateholders statements containing information with respect to principal and interest payments and the trust as is described in this prospectus supplement. See "Description of the Certificates--Reports to Certificateholders" in this prospectus supplement. Copies of these statements will be filed with the SEC through its EDGAR system located at "http://www.sec.gov" under the name of "FFMLT Trust 2006-FF4" as an exhibit to the monthly distribution reports on Form 10-D for the certificates for so long as the trust is subject to the reporting requirement of the Securities Exchange Act of 1934, as amended. In addition, the servicer will be required to furnish to the trustee or the depositor, as applicable, the compliance statements, assessments of compliance and related accountants' attestation reports detailed under "Pooling and Servicing Agreement--Servicer Reports" in this prospectus supplement. Copies of these statements and reports will be filed with the SEC under the name of the trust as an exhibit to the trust's annual statement on Form 10-K for the Offered Certificates.

                                     RATINGS

   In order to be issued, the Offered Certificates must be assigned ratings not lower than the following by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Moody's Investors Service, Inc. ("Moody's"):

                           Class               S&P     Moody's
                ---------------------------- -------- ---------
                         A-1                   AAA       Aaa
                         A-2                   AAA       Aaa
                         A-3                   AAA       Aaa
                         M-1                   AAA       Aa1
                         M-2                   AA+       Aa2
                         M-3                   AA        Aa3
                         M-4                   AA         A1
                         M-5                   AA-        A2
                         M-6                   A+         A3
                         M-7                    A        Baa1
                         M-8                   A-        Baa2
                          R                    AAA       N/A
                         RC                    AAA       N/A
                         RX                    AAA       N/A

   A securities rating addresses the likelihood of the receipt by a certificateholder of distributions on the mortgage loans to which they are entitled to by the Rated Final Distribution Date. The rating takes into consideration the characteristics of the mortgage loans and the structural, legal and tax aspects associated with the certificates. The ratings on the Offered Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the mortgage loans, the payment of the Basis Risk Carry Forward Amount or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield. Explanations of the significance of such ratings may be obtained from Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041 and Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007.

   A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. S&P and Moody's will monitor the ratings assigned to the Offered Certificates while the Offered Certificates remain outstanding. In the event that the ratings initially assigned to any of the Offered Certificates by S&P or Moody's are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Offered Certificates.

                                GLOSSARY OF TERMS

   The following terms have the meanings given below when used in this prospectus supplement.

   "Accrued Certificate Interest" means, for each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute, as described in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Adjustment Date" has the meaning set forth in "The Mortgage Loan Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Applied Realized Loss Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "ARM" means an adjustable-rate mortgage loan.

   "Available Funds" means, with respect to any Distribution Date, the sum of the following amounts, to the extent received by the trustee, with respect to the mortgage loans, net of amounts payable or reimbursable to the depositor, the servicer and the trustee, if any, payable with respect to that Distribution
Date: (i) the aggregate amount of monthly payments on the mortgage loans due on the due date in the related Due Period and received by the servicer on or prior to the related Determination Date, after deduction of the applicable servicing fee and the trustee fee for that Distribution Date together with any related P&I Advance, for that Distribution Date, (ii) certain unscheduled payments in respect of the mortgage loans received by the servicer during the related Prepayment Period, including prepayments, Insurance Proceeds, Condemnation Proceeds and net Liquidation Proceeds, excluding Prepayment Premiums, (iii) Compensating Interest payments in respect of prepayment interest shortfalls for that Distribution Date, (iv) the proceeds from repurchases of mortgage loans and any Substitution Adjustment Amounts received in connection with the substitution of mortgage loans with respect to that Distribution Date, (v) any Net Swap Receipts for such Distribution Date and (vi) all proceeds received with respect to any Optional Clean-up Call. The holders of the Class P certificates will be entitled to all Prepayment Premiums received on the mortgage loans and such amounts will not be part of Available Funds or available for distribution to the holders of the Offered Certificates.

   "Basic Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for that Distribution Date.

   "Basis Risk Carry Forward Amount" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Basis Risk Contracts" has the meaning set forth in "Federal Income Tax Consequences--Taxation of Regular Interests" in this prospectus supplement.

   "Basis Risk Payment" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Class A" means the Class A-1, Class A-2 and Class A-3 certificates, collectively.

   "Class A Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (a) the aggregate Class Certificate Balance of the Class A certificates immediately prior to that Distribution Date over (b) the lesser of (x) 59.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class B-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date) and (j) the Class Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date, over the lesser of (a) 93.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class B-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date), (i) the Class Certificate Balance of the Class M-8 certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount for that Distribution Date), (j) the Class Certificate Balance of the Class B-1 certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount for that Distribution Date) and (k) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date, over the lesser of (a) 95.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class Certificate Balance" means, with respect to any class of LIBOR Certificates as of any Distribution Date, the initial Class Certificate Balance of that class reduced by the sum of:

   o all amounts previously distributed to holders of certificates of that class as payments of principal, and

   o the amount of any Applied Realized Loss Amounts previously allocated to that class of certificates;

provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any class or classes of certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such class or classes).

   "Class M-1 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 66.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-2 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) 73.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-3 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 77.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-4 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), and (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date, over the lesser of (a) 80.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-5 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution

Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 83.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-6 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date) and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 86.80% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-7 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date) and (h) the Class Certificate Balance of the Class M-7 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 89.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Class M-8 Principal Distribution Amount" means, with respect to any Distribution Date, the excess of (i) the sum of (a) the aggregate Class Certificate Balances of the Class A certificates (after taking into account the distribution of the Class A Principal Distribution Amount for that Distribution
Date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount for that Distribution Date), (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount for that Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount for that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount for that Distribution Date), (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount for that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount for that Distribution Date), (h) the Class Certificate Balance of the Class M-7 certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount for that Distribution Date) and (i) the Class Certificate Balance of the Class M-8 certificates immediately prior to that Distribution Date, over (ii) the lesser of (a) 92.00% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over the Overcollateralization Floor.

   "Code" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

   "Compensating Interest" has the meaning set forth in "The Pooling and Servicing Agreement--Prepayment Interest Shortfalls" in this prospectus supplement.

   "Condemnation Proceeds" means all awards or settlements in respect of a mortgaged property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

   "Credit Scores" has the meaning set forth in "The Mortgage Loan Pool--Credit Scores" in this prospectus supplement.

   "Defaulted Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Delinquent" has the meaning set forth in "The Mortgage Loan Pool--The Mortgage Loans" in this prospectus supplement.

   "Determination Date" means, for each Distribution Date, the 18th of the month in which such Distribution Date occurs, or, if that day is not a business day, the immediately preceding business day.

   "Distribution Date" has the meaning set forth in "Description of the Certificates--Distributions" in this prospectus supplement.

   "DOL" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Downgrade Terminating Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Due Period" means, with respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which that Distribution Date occurs and ending on the first day in the calendar month in which that Distribution Date occurs.

   "ERISA" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "ERISA Eligible Certificates" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Excess Overcollateralized Amount" is described in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Excess Reserve Fund Account" has the meaning set forth in "Description of the Certificates--Excess Reserve Fund Account" in this prospectus supplement.

   "Exemption" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Expense Fee Rate" means, with respect to any mortgage loan, a per annum rate equal to the sum of the servicing fee rate and the trustee fee rate. The Expense Fee Rate is not expected to exceed 0.5100%. See "Description of the Certificates--Administration Fees" and "The Pooling and Servicing
Agreement--Servicing and Trustee Fees and Other Compensation and Payment of Expenses" in this prospectus supplement.

   "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for that Distribution Date and (y) the related Overcollateralization Deficiency for that Distribution Date.

   "First Franklin" when describing the responsible party, means First Franklin Financial Corporation, a subsidiary of National City Bank of Indiana and when describing the originator of the mortgage loans, means First Franklin, a division of National City Bank of Indiana.

   "First Franklin Agreements" has the meaning set forth in "Description of the Certificates--Assignment of the Mortgage Loans" in this prospectus supplement.

   "Gross Margin" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "GSMC" means Goldman Sachs Mortgage Company, a New York limited partnership.

   "Index" shall mean the Six-Month LIBOR Loan Index.

   "Initial Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Insurance Proceeds" means, with respect to each mortgage loan, proceeds of insurance policies insuring the mortgage loan or the related mortgaged property.

   "Interest Accrual Period" means, for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the closing date) and ending on the day immediately preceding the current Distribution Date.

   "Interest Remittance Amount" means, with respect to any Distribution Date, that portion of Available Funds attributable to interest (calculated net of the Expense Fee Rate) relating to the mortgage loans and any Net Swap Receipts, if any, for that Distribution Date, net of any Net Swap Payments, if any, and certain Swap Termination Payments owed to the Swap Provider, if any, with respect to that Distribution Date.

   "Investor-Based Exemptions" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "LIBOR Determination Date" means, with respect to any Interest Accrual Period and the LIBOR Certificates, the second London business day preceding the commencement of that Interest Accrual Period. For purposes of determining One-Month LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

   "Liquidation Proceeds" means any cash received in connection with the liquidation of a defaulted mortgage loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

   "Loan-to-value ratio" or "LTV" has the meaning set forth in "The Mortgage Loan Pool--General" in this prospectus supplement.

   "Maximum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "MERS Designated Mortgage Loan" means any mortgage loan for which (1) Mortgage Electronic Registration Systems, Inc., its successors and assigns has been designated the mortgagee of record and (2) the trustee is designated the investor pursuant to the procedures manual of MERSCORP, Inc.

   "Minimum Rate" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Moody's" has the meaning set forth in "Ratings" in this prospectus supplement.

   "NCHLS" means National City Home Loan Services, Inc.

   "Net Monthly Excess Cash Flow" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Net Swap Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Net Swap Receipt" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Offered Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "Offered LIBOR Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "One-Month LIBOR" means, with respect to any LIBOR Determination Date, the London interbank offered rate for one-month United States dollar deposits which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on that date. If the rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time), on that day to prime banks in the London interbank market. The trustee will be required to request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two quotations are provided, the rate for that day will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the trustee (after consultation with the depositor), at approximately 11:00 a.m. (New York City time) on that day for loans in United States dollars to leading European banks.

   "Optional Clean-up Call" has the meaning set forth in "The Pooling and Servicing Agreement--Termination; Optional Clean-up Call" in this prospectus supplement.

   "Original Sale Date" means January 31, 2006.

   "Overcollateralization Deficiency" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Overcollateralization Floor" means 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

   "Overcollateralization Reduction Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "Overcollateralized Amount" has the meaning set forth in "Description of the Certificates--Overcollateralization Provisions" in this prospectus supplement.

   "P&I Advances" means advances made by the servicer on each Distribution Date with respect to delinquent payments of interest and principal on the mortgage loans, less the servicing fee.

   "Pass-Through Rate" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Periodic Cap" has the meaning set forth in "The Mortgage Loan
Pool--Adjustable-Rate Mortgage Loans" in this prospectus supplement.

   "Plan" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Prepayment Assumption" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

   "Prepayment Period" means, with respect to any Distribution Date, the calendar month preceding the month in which that Distribution Date occurs.

   "Prepayment Premium" has the meaning set forth in "The Mortgage Loan Pool--Prepayment Premiums" in this prospectus supplement.

   "Principal Distribution Amount" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available for distribution as described in this prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, (ii) all full and partial principal prepayments received on the mortgage loans during the related Prepayment Period, (iii) all net Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal and received during the related Prepayment Period, (iv) the portion of the repurchase price allocable to principal with respect to each mortgage loan that was repurchased with respect to that Distribution Date, (v) the portion of Substitution Adjustment Amounts allocable to principal received in connection with the substitution of any mortgage loan as of that Distribution Date, and
(vi) the portion of the proceeds received with respect to any Optional Clean-up Call (to the extent they relate to principal).

   "PTCE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "PTE" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "Rated Final Distribution Date" has the meaning set forth in "Prepayment and Yield Considerations--Rated Final Distribution Date and Last Scheduled Distribution Date" in this prospectus supplement.

   "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each rating agency shall have been given ten days (or such shorter period as is acceptable to each rating agency) prior notice of that action and that each of the rating agencies shall have notified the trustee, the servicer, the depositor and the trust in writing that such action will not result in a reduction, qualification or withdrawal of the then current rating of the certificates that it maintains.

   "Record Date" means, (a) with respect to any Distribution Date and the LIBOR Certificates, the last business day of the related Interest Accrual Period, unless the LIBOR Certificates are issued in definitive form, in which case the Record Date will be the last business day of the month immediately preceding the month in which that Distribution Date occurs, and (b) with respect to the Residual Certificates, the last business day of the month preceding the month in which the related Distribution Date occurs.

   "Reference Banks" means leading banks selected by the trustee (after consultation with the depositor) and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

   "Regular Interest" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

   "REIT" has the meaning set forth in "Federal Income Tax Consequences" in this prospectus supplement.

   "Required Swap Counterparty Rating" means, with respect to a counterparty or entity guaranteeing the obligations of such counterparty, (x) either (i) if such counterparty or entity has only a long-term rating by Moody's, a long-term senior, unsecured debt obligation rating, credit rating or other similar rating (as the case may be, the "Long-Term Rating") of at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on negative credit watch by Moody's or (ii) if such counterparty or entity has a Long-Term Rating and a short-term rating by Moody's, a Long-Term Rating of at least "A1" by Moody's and a short-term rating of "P-1" by Moody's and, in each case, such rating is not on negative credit watch by Moody's and (y) (i) a short-term rating of at least "A-1" by S&P or
(ii) if such counterparty or entity does not have a short-term rating by S&P, a Long-Term Rating of at least "A+" by S&P.

   "Residual Certificates" has the meaning set forth in "Description of the Certificates--General" in this prospectus supplement.

   "Restricted Group" has the meaning set forth in "ERISA Considerations" in this prospectus supplement.

   "S&P" has the meaning set forth in "Ratings" in this prospectus supplement.

   "Sale Agreement" has the meaning set forth in "Description of the Certificates--Assignment of the Mortgage Loans" in this Prospectus Supplement.

   "Senior Enhancement Percentage" means, with respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution
Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

   "Senior Specified Enhancement Percentage" on any date of determination is approximately 40.40%.

   "Servicer Remittance Date" means, with respect to any Distribution Date, the business day immediately preceding that Distribution Date.

   "Six-Month LIBOR Loan Index" has the meaning set forth in "The Mortgage Loan Pool--The Index" in this prospectus supplement.

   "Specified Overcollateralized Amount" means, prior to the Stepdown Date, an amount equal to 2.15% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date; on and after the Stepdown Date, an amount equal to 4.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date, subject, until the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead will remain the same as the prior period's Specified Overcollateralized Amount until the Distribution Date on which a Trigger Event is no longer occurring. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter equal zero.

   "Stated Principal Balance" means, as to any mortgage loan and as of any date of determination, (i) the principal balance of the mortgage loan at the cut-off date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the trustee with respect to the related mortgage loan representing payments or recoveries of principal, including advances in respect of scheduled payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any mortgage loan will give effect to any scheduled payments of principal received by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any mortgage loan that has prepaid in full or has been liquidated during the related Prepayment Period will be zero.

   "Stepdown Date" means the earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A certificates have been reduced to zero and (b) the later to occur of (i) the Distribution Date in April 2009 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

   "Structuring Assumptions" has the meaning set forth in "Prepayment and Yield Considerations--Structuring Assumptions" in this prospectus supplement.

   "Subordinated Certificates" means any of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 or Class B-2 certificates.

   "Subsequent Recovery" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

   "Substitute Mortgage Loan" means a mortgage loan substituted by the responsible party or GSMC for a mortgage loan that is in breach of the responsible party's or GSMC's representations and warranties regarding the mortgage loans, which must, on the date of such substitution, (i) have a principal balance, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess of the principal balance of the mortgage loan in breach; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the mortgage loan in breach; (iii) have a remaining term to maturity no greater than (and not more than one year less than that of) the mortgage loan in breach; (iv) be of the same type as the mortgage loan in breach (i.e., fixed-rate or adjustable-rate with same Periodic Cap and Index) and (v) comply with each representation and warranty made by GSMC or the responsible party.

   "Substitution Adjustment Amount" has the meaning set forth in "Description of the Certificates--Representations and Warranties Relating to the Mortgage Loans" in this prospectus supplement.

   "Substitution Event" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Supplemental Interest Trust" has the meaning set forth in "Description of the Certificates--Supplemental Interest Trust" in this prospectus supplement.

   "Swap Provider" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Counterparty" in this prospectus supplement.

   "Swap Termination Payment" has the meaning set forth in "Description of the Certificates--Interest Rate Swap Agreement" in this prospectus supplement.

   "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Service (or any other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

   "Total Monthly Excess Spread" means, with respect to any Distribution Date, the excess, if any, of (x) the interest collected on the mortgage loans by the servicer on or prior to the related Determination Date or advanced by the servicer for the related Servicer Remittance Date, net of the servicing fee and the trustee fee and plus Net Swap Receipts and less Net Swap Payments for such Distribution Date, over (y) the amounts paid to the classes of certificates pursuant to clause (i) under the fifth full paragraph of "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement; provided that Net Swap Receipts shall be included in Total Monthly Excess Spread (and correspondingly, in Extra Principal Distribution Amount) only to the extent of current or prior Realized Losses not previously reimbursed.

   "Trigger Event," with respect to any Distribution Date, means the circumstances in which (i) the quotient (expressed as a percentage) of (x) the rolling three month average of the aggregate unpaid principal balance of the mortgage loans that are 60 days or more Delinquent, including mortgage loans in foreclosure, all REO properties and all mortgage loans where the mortgagor has filed for bankruptcy, and (y) the aggregate unpaid principal balance of the mortgage loans, as of the last day of the related Due Period, equals or exceeds 39.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date Occurring In      Cumulative Realized Loss Percentage
----------------------------------- -------------------------------------------------------------------------
April 2008 - March 2009             1.30% for the first month, plus an additional 1/12th of 1.60% for each month thereafter

April 2009 - March 2010             2.90% for the first month, plus an additional 1/12th of 1.35% for each month thereafter

April 2010 - March 2011             4.25% for the first month, plus an additional 1/12th of 1.25% for each month thereafter

April 2011 - March 2012             5.50% for the first month, plus an additional 1/12th of 0.75% for each month thereafter

April 2012 and thereafter           6.25%

   "Trust REMICs" has the meaning set forth in "Federal Income Tax Consequences--General" in this prospectus supplement.

   "Unpaid Interest Amount" for any class of certificates and any Distribution Date will equal the sum of (a) the portion of Accrued Certificate Interest from Distribution Dates prior to the current Distribution Date remaining unpaid immediately prior to the current Distribution Date, and (b) interest on the amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

   "WAC Cap" has the meaning set forth in "Description of the Certificates--Distributions of Interest and Principal" in this prospectus supplement.

                                     ANNEX I

           CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Code (a "non-U.S. holder") holding a book-entry certificate through Clearstream, societe anonyme, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a "U.S. withholding agent") establishing an exemption from withholding. A non-U.S. holder may be subject to withholding unless each U.S. withholding agent receives:

      1. from a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS Form W-8BEN (or any successor form);

      2. from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the LIBOR Certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3. from a non-U.S. holder that is classified as a partnership for U.S. federal income tax purposes, a duly completed and executed IRS Form W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4. from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of an Offered Certificate):

            (1) if the intermediary is a "qualified intermediary" (a "qualified intermediary") within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury Regulations, a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name, permanent residence address and qualified intermediary employer identification number of the qualified intermediary and the country under the laws of which the qualified intermediary is created, incorporated or governed,

                  (ii) certifying that the qualified intermediary has provided, or will provide, a withholding statement as required under section 1.1441-1(e)(5)(v) of the U.S. Treasury Regulations,

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary is not acting for its own account but is acting as a qualified intermediary, and

                  (iv) providing any other information, certifications, or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information and certifications described in section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                        U.S. Treasury Regulations; or

            (2) if the intermediary is not a qualified intermediary (a "nonqualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute form)--

                  (i) stating the name and permanent residence address of the nonqualified intermediary and the country under the laws of which the nonqualified intermediary is created, incorporated or governed,

                  (ii) certifying that the nonqualified intermediary is not acting for its own account,

                  (iii) certifying that the nonqualified intermediary has
                        provided, or will provide, a withholding statement that is associated with the appropriate IRS Forms W-8 and W-9 required to substantiate exemptions from withholding on behalf of such nonqualified intermediary's beneficial owners, and

                  (iv) providing any other information, certifications or statements that may be required by the IRS Form W-8IMY or accompanying instructions in addition to, or in lieu of, the information, certifications, and statements described in section 1.1441-1(e)(3)(iii) or (iv) of the U.S. Treasury Regulations; or

      5. from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the Offered Certificate, either an IRS Form W-8BEN or W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S. Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, societe anonyme, Euroclear or DTC may be subject to backup withholding unless the holder--

                  (i) provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a non-U.S. holder;

                  (ii) provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

                  (iii) can be treated as an "exempt recipient" within the
                        meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                    ANNEX II

            INTEREST RATE SWAP NOTIONAL AMOUNT AMORTIZATION SCHEDULE

                     Interest Rate Swap                            Interest Rate Swap
 Distribution Date   Notional Amount ($)       Distribution Date   Notional Amount ($)
------------------- ---------------------     ------------------- ---------------------
       04/06          $  1,482,455,363               11/08          $    264,629,269
       05/06          $  1,462,568,706               12/08          $    250,305,177
       06/06          $  1,438,093,663               01/09          $    236,783,398
       07/06          $  1,409,068,984               02/09          $    224,017,912
       08/06          $  1,375,573,356               03/09          $    211,968,642
       09/06          $  1,337,726,794               04/09          $    200,590,981
       10/06          $  1,295,690,965               05/09          $    189,846,499
       11/06          $  1,249,669,870               06/09          $    179,699,003
       12/06          $  1,199,909,341               07/09          $    170,114,409
       01/07          $  1,146,697,686               08/09          $    161,060,616
       02/07          $  1,090,683,615               09/09          $    152,507,395
       03/07          $  1,037,327,529               10/09          $    144,426,261
       04/07          $    986,502,107               11/09          $    136,790,388
       05/07          $    938,086,650               12/09          $    129,494,001
       06/07          $    891,966,237               01/10          $    122,277,392
       07/07          $    848,031,456               02/10          $    115,456,297
       08/07          $    806,178,189               03/10          $    109,008,355
       09/07          $    766,307,288               04/10          $    102,912,500
       10/07          $    728,324,208               05/10          $     97,148,880
       11/07          $    692,139,036               06/10          $     91,698,791
       12/07          $    657,666,157               07/10          $     86,544,606
       01/08          $    624,815,597               08/10          $     81,669,711
       02/08          $    589,293,751               09/10          $     77,058,450
       03/08          $    493,567,306               10/10          $     72,696,065
       04/08          $    414,028,646               11/10          $     68,568,646
       05/08          $    350,023,548               12/10          $     64,663,081
       06/08          $    328,564,194               01/11          $     60,967,005
       07/08          $    308,317,061               02/11          $     57,467,379
       08/08          $    289,212,122               03/11          $     54,136,824
       09/08          $    271,183,558           4/11 onwards       $              0
       10/08          $    271,183,558

   You should rely only on the information contained in or incorporated by reference into this prospectus supplement or the prospectus. We have not authorized anyone to give you different information. We do not claim the accuracy of the information in this prospectus supplement or the prospectus as of any date other than the date stated on the cover page. We are not offering the securities in any state or other jurisdiction where it is not permitted.



                           --------------------------



                              FFMLT Trust 2006-FF4
                                 Issuing Entity


                          GS Mortgage Securities Corp.
                                    Depositor


                         Goldman Sachs Mortgage Company
                                     Sponsor


                     National City Home Loan Services, Inc.
                                    Servicer


                      Deutsche Bank National Trust Company
                                     Trustee



                           --------------------------

                                   SCHEDULE A
                      STRUCTURAL AND COLLATERAL TERM SHEET

                            FFMLT 2006-FF4 TERM SHEET

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:
http://sec.gov/Archives/edgar/data/807641/000091412105002050/0000914121-05-002050.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                        $1,461,957,000
                                         (Approximate)
                                        FFMLT 2006-FF4
                           GS Mortgage Securities Corp., Depositor
                              Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------ ---------------- --------------- ---------------- --------------- -------------- ------------------
                     Approximate                        Initial        Estimated       Principal        Expected
                      Principal        Expected      Pass-Through      Avg. Life        Payment       S&P/ Moody's
  Certificates     Balance(1) (4)   Credit Support      Rate(5)         (yrs)(2)     Window(2)(3)     Ratings(6)(7)
------------------ ---------------- --------------- ---------------- --------------- -------------- ------------------
A-1                $631,106,000        20.200%      LIBOR + [ - ]%        1.00       04/06 - 01/08       AAA/Aaa
A-2                $516,786,000        20.200%      LIBOR + [ - ]%        3.00       01/08 - 03/12       AAA/Aaa
A-3                 $67,360,000        20.200%      LIBOR + [ - ]%        5.99       03/12 - 03/12       AAA/Aaa
M-1                 $54,823,000        16.600%      LIBOR + [ - ]%        4.57       12/09 - 03/12       AAA/Aa1
M-2                 $49,494,000        13.350%      LIBOR + [ - ]%        4.43       10/09 - 03/12       AA+/Aa2
M-3                 $29,696,000        11.400%      LIBOR + [ - ]%        4.36       08/09 - 03/12       AA/Aa3
M-4                 $25,888,000         9.700%      LIBOR + [ - ]%        4.31       07/09 - 03/12        AA/A1
M-5                 $24,366,000         8.100%      LIBOR + [ - ]%        4.28       07/09 - 03/12       AA-/A2
M-6                 $22,844,000         6.600%      LIBOR + [ - ]%        4.25       06/09 - 03/12        A+/A3
M-7                 $21,320,000         5.200%      LIBOR + [ - ]%        4.24       05/09 - 03/12       A/Baa1
M-8                 $18,274,000         4.000%      LIBOR + [ - ]%        4.21       05/09 - 03/12       A-/Baa2
------------------ ---------------- --------------- ---------------- --------------- -------------- ------------------
Total              $1,461,957,000
------------------ ---------------- --------------- ---------------- --------------- -------------- ------------------

Non-Offered Certificates

------------------ ---------------- --------------- ---------------- --------------- -------------- ------------------
B-1                 $12,945,000         3.150%      LIBOR + [ - ]%        4.21       05/09 - 03/12         N/A
B-2                 $15,229,000         2.150%      LIBOR + [ - ]%        4.18       04/09 - 03/12         N/A
------------------ ---------------- --------------- ---------------- --------------- -------------- ------------------

(1) The principal balances of the Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month at 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The Rated Final Distribution Date for the Certificates is the Distribution Date in March 2036.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

(7) Rating Agency Contacts: Deepika Kothari, Moody's Ratings (201) 915-8732 and Natalia Skuthan, Standard and Poor's (212) 438-8012.

Selected Mortgage Pool Data((8))

------------------------------------------------ ---------------- --------------- ---------------
                                                 Adjustable Rate    Fixed Rate      Aggregate
------------------------------------------------ ---------------- --------------- ---------------
Scheduled Principal Balance:                     $1,319,964,925   $213,958,575    $1,533,923,499
Number of Mortgage Loans:                               5,872           1,534           7,406
Average Scheduled Principal Balance:                 $224,790        $139,478        $207,119
Weighted Average Gross Coupon:                          7.74%           7.95%           7.77%
Weighted Average Net Coupon((9)):                       7.23%           7.44%           7.26%
Weighted Average Current FICO Score:                      653             646             652
Weighted Average Original LTV Ratio:                   82.95%          81.04%          82.68%
Weighted Average Combined LTV with Silent                                              91.03%
Seconds:                                               92.15%          84.08%
Weighted Average Stated Remaining Term (months):          359             351             358
Weighted Average Seasoning (months):                        1               1               1
Weighted Average Months to Roll((10)):                     26             N/A              26
Weighted Average Gross Margin((10)):                    5.60%             N/A           5.60%
Weighted Average Initial Rate Cap((10)):                2.99%             N/A           2.99%
Weighted Average Periodic Rate Cap((10)):               1.00%             N/A           1.00%
Weighted Average Gross Max. Lifetime Rate((10)):       13.74%             N/A          13.74%
Weighted Average Percent of Silent Seconds:            48.12%          15.77%          43.61%
Weighted Average DTI%:                                 43.71%          40.99%          43.33%
Weighted Average Percent of Loans with MI:              0.00%           0.00%           0.00%
------------------------------------------------ ---------------- --------------- ---------------

(8) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(9) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(10) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage pool.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

| | The mortgage loans in the transaction consist of subprime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by First Franklin Financial Corporation, a division of National City Bank of Indiana ("First Franklin").

| | Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.15%, and excess spread.

| | The Mortgage Loans will be serviced by National City Home Loan Services,
    Inc. ("National City"). National City's residential primary servicer ratings for subprime loans are: Above Average (S&P), SQ2+ (Moody's) and RPS2- (Fitch).

| | All amounts and percentages herein related to the Mortgage Loans are as of the Statistical Calculation Date unless as otherwise noted.

| | None of the Mortgage Loans are (a) covered by the Home Ownership and Equity
    Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

| | The transaction will be modeled on INTEX as "GSFFML06FF4" and on Bloomberg as "FFML 06-FF4".

| | This transaction will contain a swap agreement with an initial swap notional amount of approximately $1,482,455,363. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.220% (on a 30/360 basis) on the scheduled notional amount to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the scheduled notional amount from the swap provider.

| | The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:       March 30, 2006
Statistical Calculation      February 1, 2006
Date:
Cut-off Date:                March 1, 2006
Expected Pricing Date:       Week of February 27, 2006
First Distribution Date:     April 25, 2006

Key Terms
---------

Offered Certificates:         Class A and Class M Certificates

Non-Offered Certificates:     Class B Certificates

Class A Certificates:         Class A-1, Class A-2 and Class A-3 Certificates

Class M Certificates:         Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5, Class M-6, Class M-7 and Class M-8
                              Certificates

Class B Certificates:         Class B-1 and B-2 Certificates

Residual Certificates:        Class R, Class RC and Class RX

LIBOR Certificates:           Offered and Non-Offered Certificates

Depositor:                    GS Mortgage Securities Corp.

Lead Manager:                 Goldman, Sachs & Co.

Servicer:                     National City

Trustee:                      Deutsche Bank National Trust Company

Custodian:                    Deutsche Bank National Trust Company

Swap Provider:                [TBD]

Servicing Fee Rate:           50 bps

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trustee Fee Rate:             No more than 1 bp

Expense Fee Rate:             The aggregate of the Servicing Fee Rate and the
                              Trustee Fee Rate

Expense Fee:                  The aggregate of the servicing fee at the
                              Servicing Fee Rate and the trustee fee at the Trustee Fee Rate

Distribution Date:            25th day of the month or the following business
                              day

Rated Final Distribution      For all certificates, the Distribution Date
Date:                         occurring in March 2036.

Record Date:                  For any Distribution Date, the last business day
                              of the related Interest Accrual Period

Delay Days:                   0 day delay on all the LIBOR Certificates

Prepayment Period:            The calendar month prior to the Distribution Date

Due Period:                   The period commencing on the second day of the
                              calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution
                              Date occurs

Day Count:                    Actual/360 basis

Interest Accrual Period:      From the prior Distribution Date to the day prior
                              to the current Distribution Date (except for the initial Interest Accrual Period, for which interest will accrue from the Closing Date)

Pricing Prepayment            Adjustable rate Mortgage Loans: CPR starting at 5%
Assumption:                   CPR in the first month of the mortgage loan (i.e.
                              loan age) and increasing to 30% CPR in month 12
                              (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35%
                              CPR thereafter

                              Fixed rate Mortgage Loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter

Mortgage Loans:               The trust will consist of $1,533,923,499 subprime,
                              first lien, fixed rate and adjustable rate residential Mortgage Loans.

Excess Spread:                The initial weighted average net coupon of
                              the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                              Initial Gross WAC(1):                                    7.7707%
                                Less Fees & Expenses(2):                               0.5100%
                                                                              --------------------------
                              Net WAC(1):                                              7.2607%
                                Less Initial LIBOR Certificate Coupon
                                (Approx.)(3):                                          4.9486%
                                Less Initial Net Swap Outflow(3):                      0.3972%
                                                                              --------------------------
                              Initial Excess Spread(1):                                1.9149%

                              (1) This amount will vary on each Distribution Date based on changes to the weighted average of the interest rates on the Mortgage Loans as well as any changes in day count.

                              (2)  Assumes a fee of 51 bps.

                              (3)  Assumes 1-month LIBOR equal to 4.8120%,
                                   initial marketing spreads and a 30-day month. This amount will vary on each Distribution Date based on changes to the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:           Yes as to principal and interest, subject to
                              recoverability

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:        The Servicer will pay compensating interest equal
                              to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage
                              Loans for the related Distribution Date resulting from Principal Prepayments on the Mortgage Loans during the related Prepayment Period and (B) the aggregate Servicing Fee received for the related
                              Distribution Date.

Optional Clean-up Call:       The transaction has a 10% optional clean-up call.

Rating Agencies:              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc. and Moody's
                              Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:         $25,000 with regard to each of the Offered
                              Certificates

Legal Investment:             It is anticipated that the Class A Certificates
                              and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates will be SMMEA eligible.

ERISA Eligible:               Underwriter's exemption is expected to apply to
                              the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                Portions of the trust will be treated as multiple
                              real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                              The Offered Certificates will represent regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement and    This term sheet does not contain all information
Prospectus:                   that is required to be included in a registration
                              statement, or in a base prospectus and prospectus supplement.

                              The Depositor has filed a registration statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                              The registration statement referred to above
                              (including the prospectus) is incorporated in this
                              term sheet by reference and may be accessed by
                              clicking on the following hyperlink:
                              http://sec.gov/Archives/edgar/data/807641/000091412105002050/0000914121-05-002050.txt

Risk Factors:                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                              INCLUDED IN THE REGISTRATION STATEMENT FOR A
                              DESCRIPTION OF INFORMATION THAT SHOULD BE
                              CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE
                              OFFERED CERTIFICATES.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap (as described below). The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest. Interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in April 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 40.40%.

---------------- -------------------------------------- -------------------------------------
                      Initial Credit Enhancement
     Class                   Percentage(1)                    Stepdown Date Percentage
---------------- -------------------------------------- -------------------------------------
       A                        20.20%                                 40.40%
      M-1                       16.60%                                 33.20%
      M-2                       13.35%                                 26.70%
      M-3                       11.40%                                 22.80%
      M-4                        9.70%                                 19.40%
      M-5                        8.10%                                 16.20%
      M-6                        6.60%                                 13.20%
      M-7                        5.20%                                 10.40%
      M-8                        4.00%                                 8.00%
      B-1                        3.15%                                 6.30%
      B-2                        2.15%                                 4.30%

(1) Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 39.00% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

------------------------------- -------------------------------------------------------------
      Distribution Dates                    Cumulative Realized Loss Percentage
------------------------------- -------------------------------------------------------------
   April 2008 - March 2009                       1.30% for the first month,
                                plus an additional 1/12th of 1.60% for each month thereafter
------------------------------- -------------------------------------------------------------
   April 2009 - March 2010                       2.90% for the first month,
                                plus an additional 1/12th of 1.35% for each month thereafter
------------------------------- -------------------------------------------------------------
   April 2010 - March 2011                       4.25% for the first month,
                                plus an additional 1/12th of 1.25% for each month thereafter
------------------------------- -------------------------------------------------------------
                                                 5.50% for the first month,
   April 2011 - March 2012           plus an additional 1/12th of 0.75%% for each month
                                                         thereafter
------------------------------- -------------------------------------------------------------
  April 2012 and thereafter                                6.25%
------------------------------- -------------------------------------------------------------

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate per annum equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of LIBOR Certificates at a rate equal to the WAC Cap (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR certificates.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the from Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Remittance Amount.  On any Distribution Date, the sum of

(i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

(ii) the principal portion of all partial and full prepayments received during the related prepayment period,

(iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

(iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

(v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

(vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 59.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 66.80% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 77.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii) concurrently, from the Interest Remittance Amount, to the Class A Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts,

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   sequentially:

      (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b) to the Class A Certificates, sequentially, in ascending numerical order, until their respective class certificate balances has been reduced to zero,

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated sequentially to the Class A-1 Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2 Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-3 Certificates until the class certificate balance thereof has been reduced to zero,

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(x) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after distribution thereof to the Class A Certificates will be included as part of the distributions pursuant to clause
(ii) through (xi) above. Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata between the Class A-1, Class A-2, and Class A-3 Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

(i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

(ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

(iii) concurrently, to the Class A Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

(iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

(v)   certain swap termination payments to the Supplemental Interest Trust, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of interest on current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)  to the holders of the Class X certificates, any remaining amounts.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

##

Remaining Prepayment Penalty Term by Product Type(1)
----------------------------------------------------

                                             0-12          13-24          25-36             37-48          49-60
        Product Type       No Penalty       Months         Months        Months            Months         Months         Total
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                     $2,099,230     $1,425,140      $269,546             $0             $0             $0         $3,793,915
15 YR Fixed                   3,624,959        138,002       430,572      3,462,979              0              0          7,656,513
15 YR Fixed IO                  482,742              0             0        313,000              0              0            795,742
2 YR ARM                     53,947,318     13,026,329   174,871,325     32,557,235              0              0        274,402,207
2 YR ARM 40/40                  454,833              0             0              0              0              0            454,833
2 YR ARM Balloon 40/30       37,889,408      4,497,269   105,116,132     16,978,011              0              0        164,480,820
2 YR ARM IO                  83,433,315     46,077,797   420,059,562     75,314,847              0              0        624,885,520
20 YR Fixed                           0              0             0        378,601              0              0            378,601
3 YR ARM                     58,770,835      1,363,443     1,029,559     23,195,127              0              0         84,358,965
3 YR ARM IO                  60,455,442      3,357,385     2,503,449     58,030,995              0              0        124,347,271
30 YR Fixed                  54,136,498      8,727,606     4,089,187     89,797,938              0              0        156,751,228
30 YR Fixed IO               13,512,106      1,770,530       621,300     11,742,168              0              0         27,646,104
5 YR ARM                      1,910,639              0       371,025      4,077,524              0              0          6,359,188
5 YR ARM Balloon 40/30          562,082              0       406,419      4,726,251              0              0          5,694,753
5 YR ARM IO                   2,751,065        364,000       473,417     24,974,611              0              0         28,563,093
6 MO ARM                      1,181,159              0             0              0              0              0          1,181,159
6 MO ARM IO                   1,146,200              0             0        297,000              0              0          1,443,200
Fixed Balloon 30/15                   0              0             0         68,949              0              0             68,949
Fixed Balloon 40/30           4,042,013        513,361       416,890     15,689,174              0              0         20,661,438
========================  =============  =============  ============  =============     ==========  =============  =================
Total:                     $380,399,845    $81,260,862  $710,658,383   $361,604,410             $0             $0     $1,533,923,499

                                             0-12          13-24          25-36           37-48          49-60
        Product Type       No Penalty       Months         Months        Months          Months         Months
--------------------------------------------------------------------------------------------------------------
1 YR ARM                      0.14%          0.09%          0.02%         0.00%          0.00%          0.00%
15 YR Fixed                   0.24           0.01           0.03          0.23           0.00           0.00
15 YR Fixed IO                0.03           0.00           0.00          0.02           0.00           0.00
2 YR ARM                      3.52           0.85          11.40          2.12           0.00           0.00
2 YR ARM 40/40                0.03           0.00           0.00          0.00           0.00           0.00
2 YR ARM Balloon 40/30        2.47           0.29           6.85          1.11           0.00           0.00
2 YR ARM IO                   5.44           3.00          27.38          4.91           0.00           0.00
20 YR Fixed                   0.00           0.00           0.00          0.02           0.00           0.00
3 YR ARM                      3.83           0.09           0.07          1.51           0.00           0.00
3 YR ARM IO                   3.94           0.22           0.16          3.78           0.00           0.00
30 YR Fixed                   3.53           0.57           0.27          5.85           0.00           0.00
30 YR Fixed IO                0.88           0.12           0.04          0.77           0.00           0.00
5 YR ARM                      0.12           0.00           0.02          0.27           0.00           0.00
5 YR ARM Balloon 40/30        0.04           0.00           0.03          0.31           0.00           0.00
5 YR ARM IO                   0.18           0.02           0.03          1.63           0.00           0.00
6 MO ARM                      0.08           0.00           0.00          0.00           0.00           0.00
6 MO ARM IO                   0.07           0.00           0.00          0.02           0.00           0.00
Fixed Balloon 30/15           0.00           0.00           0.00          0.00           0.00           0.00
Fixed Balloon 40/30           0.26           0.03           0.03          1.02           0.00           0.00
========================  =============  =============  ============  =============  =============   ===========
Total:                       24.80%          5.30%         46.33%        23.57%          0.00%          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

| | The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

| |   1-month and 6-month Forward LIBOR curves (as of close on February 24,
      2006) are used

| |   40% loss severity

| |   There is a 6 month lag in recoveries

| | Priced to call with collateral losses calculated through the life of the applicable bond

| |   Offered Certificates are priced at par

| |   Assumes bonds pay on 25th of month

| |   Triggers failing from day one

------------------------------------------------------------------------------------------------------------------------------------
                                                   First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
   Class M-1             CDR (%)                                    30.89                        30.98                         32.12
                         Yield (%)                                 5.3925                       5.0264                        0.0198
                         WAL                                         3.32                         3.32                          3.29
                         Modified Duration                           3.01                         3.01                          3.07
                         Principal Window                   Jul09 - Jul09                Jul09 - Jul09                 Jul09 - Jul09
                         Principal Writedown            24,975.32 (0.05%)           743,668.94 (1.36%)         9,750,322.93 (17.79%)
                         Total Collat Loss        293,100,492.58 (19.25%)      293,759,891.91 (19.29%)       302,024,214.55 (19.83%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-2             CDR (%)                                    24.21                        24.30                         25.43
                         Yield (%)                                 5.4183                       5.0140                        0.0107
                         WAL                                         3.74                         3.74                          3.61
                         Modified Duration                           3.35                         3.35                          3.35
                         Principal Window                   Dec09 - Dec09                Dec09 - Dec09                 Nov09 - Nov09
                         Principal Writedown            14,723.65 (0.03%)           830,086.78 (1.68%)         9,708,008.33 (19.61%)
                         Total Collat Loss        251,001,267.18 (16.48%)      251,744,649.60 (16.53%)       259,231,328.44 (17.02%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-3             CDR (%)                                    20.73                        20.78                         21.46
                         Yield (%)                                 5.3809                       5.0048                        0.0469
                         WAL                                         3.99                         3.99                          3.86
                         Modified Duration                           3.55                         3.55                          3.55
                         Principal Window                   Mar10 - Mar10                Mar10 - Mar10                 Feb10 - Feb10
                         Principal Writedown            85,423.48 (0.29%)           573,144.69 (1.93%)         6,224,182.58 (20.96%)
                         Total Collat Loss        225,822,941.89 (14.83%)      226,266,214.96 (14.86%)       230,806,608.47 (15.16%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-4             CDR (%)                                    17.99                        18.05                         18.55
                         Yield (%)                                 5.5029                       4.9775                        0.0781
                         WAL                                         4.15                         4.15                           4.1
                         Modified Duration                           3.67                         3.68                          3.73
                         Principal Window                   May10 - May10                May10 - May10                 May10 - May10
                         Principal Writedown            54,404.59 (0.21%)           675,636.03 (2.61%)         5,826,038.00 (22.50%)
                         Total Collat Loss        203,416,662.92 (13.36%)      203,980,551.22 (13.39%)       208,652,860.81 (13.70%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-5             CDR (%)                                    15.58                        15.64                         16.10
                         Yield (%)                                 5.5264                       4.9619                        0.0737
                         WAL                                         4.32                         4.32                          4.24
                         Modified Duration                           3.80                          3.8                          3.86
                         Principal Window                   Jul10 - Jul10                Jul10 - Jul10                 Jul10 - Jul10
                         Principal Writedown            49,770.97 (0.20%)           705,257.22 (2.89%)         5,707,770.58 (23.43%)
                         Total Collat Loss        182,404,188.93 (11.98%)      182,999,550.81 (12.02%)       187,539,142.83 (12.31%)
------------------------------------------------------------------------------------------------------------------------------------
   Class M-6             CDR (%)                                    13.42                        13.48                         13.94
                         Yield (%)                                 5.5665                       4.9722                        0.0588
                         WAL                                         4.57                         4.57                          4.38
                         Modified Duration                           3.98                         3.99                          3.99
                         Principal Window                   Oct10 - Oct10                Oct10 - Oct10                 Sep10 - Sep10
                         Principal Writedown            98,591.48 (0.43%)           785,991.09 (3.44%)         5,623,419.05 (24.62%)
                         Total Collat Loss        163,246,232.82 (10.72%)      163,874,606.89 (10.76%)       167,765,641.87 (11.02%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Class M-7             CDR (%)                                    11.54                        11.67                         12.06
                         Yield (%)                                 6.1932                       5.0321                        0.0328
                         WAL                                         4.74                         4.64                          4.49
                         Modified Duration                           4.05                            4                          4.05
                         Principal Window                   Dec10 - Dec10                Nov10 - Nov10                 Nov10 - Nov10
                         Principal Writedown            23,709.23 (0.11%)         1,297,477.01 (6.09%)         5,929,015.70 (27.81%)
                         Total Collat Loss         144,674,676.65 (9.50%)       145,342,537.62 (9.54%)        149,584,415.17 (9.82%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Class M-8             CDR (%)                                    10.02                        10.13                         10.45
                         Yield (%)                                 6.3104                       4.9259                        0.0630
                         WAL                                         4.82                         4.80                          4.59
                         Modified Duration                           4.09                          4.1                          4.15
                         Principal Window                   Jan11 - Jan11                Jan11 - Jan11                 Jan11 - Jan11
                         Principal Writedown           110,362.52 (0.60%)         1,447,680.81 (7.92%)         5,349,074.93 (29.27%)
                         Total Collat Loss         128,353,485.05 (8.43%)       129,606,871.44 (8.51%)        133,235,205.02 (8.75%)
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

     The assumptions for the sensitivity table below are as follows:
| | The Pricing Prepayment Assumptions (as defined on page 4 above) are applied | | 1-month and 6-month LIBOR remain static
| |  10% Clean Up Call is not exercised

                               -----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.68             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    6.57             4.34             3.02             2.08             1.78             1.59
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           167              112              81               35               28               25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                    18.13            12.38            9.06             5.70             2.43             2.13
              First Prin Pay          167              112              81               35               28               25
              Last Prin Pay           306              223              166              128              31               27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    9.09             6.10             5.01             5.65             5.95             4.93
              First Prin Pay          49               39               45               58               55               46
              Last Prin Pay           267              186              137              105              102              84
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    9.06             6.07             4.86             4.80             4.29             3.60
              First Prin Pay          49               38               43               50               45               38
              Last Prin Pay           257              178              131              100              80               66
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    9.03             6.04             4.77             4.45             3.84             3.24
              First Prin Pay          49               38               41               47               41               35
              Last Prin Pay           246              169              124              95               75               62
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    9.00             6.02             4.70             4.27             3.63             3.08
              First Prin Pay          49               37               40               44               39               33
              Last Prin Pay           237              162              119              91               72               60
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.96             5.98             4.65             4.14             3.49             2.96
              First Prin Pay          49               37               40               43               37               32
              Last Prin Pay           229              155              114              87               69               57
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.91             5.94             4.59             4.03             3.38             2.87
              First Prin Pay          49               37               39               41               36               31
              Last Prin Pay           219              148              108              83               66               55
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.83             5.88             4.53             3.93             3.27             2.79
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           207              139              102              78               62               51
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.71             5.80             4.45             3.83             3.18             2.71
              First Prin Pay          49               37               38               39               34               29
              Last Prin Pay           193              130              94               72               57               48
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call

      The assumptions for the sensitivity table below are as follows:
| |   The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
| |   1-month and 6-month LIBOR remain static
| |   10% Clean Up Call is exercised

                               ----------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    1.68             1.24             1.00             0.83             0.72             0.64
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           39               26               22               18               15               13
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class A-2     WAL                    6.54             4.32             3.00             2.08             1.78             1.59
              First Prin Pay          39               26               22               18               15               13
              Last Prin Pay           150              99               72               35               28               25
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class A-3     WAL                    12.49            8.24             5.99             3.83             2.43             2.13
              First Prin Pay          150              99               72               35               28               25
              Last Prin Pay           150              99               72               55               31               27
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.26             5.50             4.57             4.57             3.65             3.07
              First Prin Pay          49               39               45               55               44               37
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.26             5.49             4.43             4.44             3.65             3.07
              First Prin Pay          49               38               43               50               44               37
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.26             5.49             4.36             4.13             3.59             3.03
              First Prin Pay          49               38               41               47               41               35
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.26             5.49             4.31             3.97             3.40             2.89
              First Prin Pay          49               37               40               44               39               33
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.26             5.48             4.28             3.86             3.27             2.78
              First Prin Pay          49               37               40               43               37               32
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.26             5.48             4.25             3.77             3.18             2.71
              First Prin Pay          49               37               39               41               36               31
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.26             5.48             4.24             3.70             3.10             2.65
              First Prin Pay          49               37               38               40               34               30
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Class M-8     WAL                    8.26             5.48             4.21             3.65             3.04             2.60
              First Prin Pay          49               37               38               39               34               29
              Last Prin Pay           150              99               72               55               44               37
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR are in accordance with the LIBOR Forward Curves as of the close on February 24, 2006,
(ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


          Distribution  Excess Spread               Distribution     Excess Spread                Distribution
Period         Date           (%)         Period         Date              (%)         Period          Date       Excess Spread (%)
------------------------------------------------------------------------------------------------------------------------------------
   1          Apr-06          2.80           49         Apr-10             4.09           97          Apr-14             4.08
   2          May-06          1.92           50         May-10             4.21           98          May-14             4.26
   3          Jun-06          1.91           51         Jun-10             4.08           99          Jun-14             4.12
   4          Jul-06          1.92           52         Jul-10             4.20          100          Jul-14             4.30
   5          Aug-06          1.91           53         Aug-10             4.07          101          Aug-14             4.16
   6          Sep-06          1.91           54         Sep-10             4.07          102          Sep-14             4.18
   7          Oct-06          1.92           55         Oct-10             4.19          103          Oct-14             4.36
   8          Nov-06          1.90           56         Nov-10             4.06          104          Nov-14             4.22
   9          Dec-06          1.92           57         Dec-10             4.18          105          Dec-14             4.40
   10         Jan-07          1.90           58         Jan-11             4.04          106          Jan-15             4.25
   11         Feb-07          1.91           59         Feb-11             4.09          107          Feb-15             4.28
   12         Mar-07          2.00           60         Mar-11             4.49          108          Mar-15             4.77
   13         Apr-07          1.91           61         Apr-11             4.11          109          Apr-15             4.33
   14         May-07          1.95           62         May-11             4.28          110          May-15             4.51
   15         Jun-07          1.91           63         Jun-11             4.10          111          Jun-15             4.39
   16         Jul-07          1.96           64         Jul-11             4.27          112          Jul-15             4.56
   17         Aug-07          1.92           65         Aug-11             4.09          113          Aug-15             4.44
   18         Sep-07          1.92           66         Sep-11             4.08          114          Sep-15             4.47
   19         Oct-07          1.97           67         Oct-11             4.25          115          Oct-15             4.64
   20         Nov-07          1.92           68         Nov-11             4.06          116          Nov-15             4.52
   21         Dec-07          1.98           69         Dec-11             4.23          117          Dec-15             4.70
   22         Jan-08          1.95           70         Jan-12             4.04          118          Jan-16             4.58
   23         Feb-08          3.81           71         Feb-12             4.07          119          Feb-16             4.63
   24         Mar-08          3.96           72         Mar-12             4.41          120          Mar-16             4.94
   25         Apr-08          3.80           73         Apr-12             3.78
   26         May-08          3.89           74         May-12             3.97
   27         Jun-08          3.80           75         Jun-12             3.79
   28         Jul-08          3.89           76         Jul-12             3.97
   29         Aug-08          3.81           77         Aug-12             3.80
   30         Sep-08          3.81           78         Sep-12             3.81
   31         Oct-08          3.90           79         Oct-12             3.99
   32         Nov-08          3.80           80         Nov-12             3.83
   33         Dec-08          3.89           81         Dec-12             4.01
   34         Jan-09          3.87           82         Jan-13             3.84
   35         Feb-09          4.17           83         Feb-13             3.86
   36         Mar-09          4.47           84         Mar-13             4.40
   37         Apr-09          4.15           85         Apr-13             3.90
   38         May-09          4.15           86         May-13             4.09
   39         Jun-09          4.08           87         Jun-13             3.94
   40         Jul-09          4.20           88         Jul-13             4.12
   41         Aug-09          4.11           89         Aug-13             3.96
   42         Sep-09          4.11           90         Sep-13             3.97
   43         Oct-09          4.22           91         Oct-13             4.16
   44         Nov-09          4.11           92         Nov-13             4.00
   45         Dec-09          4.22           93         Dec-13             4.19
   46         Jan-10          4.08           94         Jan-14             4.02
   47         Feb-10          4.10           95         Feb-14             4.05
   48         Mar-10          4.46           96         Mar-14             4.56

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.


             Distribution   WAC Cap                       Distribution     WAC Cap                       Distribution     WAC Cap
Period           Date            (%)          Period          Date            (%)           Period          Date            (%)
---------------------------------------------------------------------------------------------------------------------------------
  1             Apr-06          22.96           49           Apr-10          15.89            97           Apr-14          10.93
  2             May-06          21.58           50           May-10          16.10            98           May-14          11.28
  3             Jun-06          21.42           51           Jun-10          15.66            99           Jun-14          10.90
  4             Jul-06          21.38           52           Jul-10          15.89            100          Jul-14          11.25
  5             Aug-06          21.18           53           Aug-10          15.54            101          Aug-14          10.87
  6             Sep-06          21.03           54           Sep-10          15.42            102          Sep-14          10.85
  7             Oct-06          20.94           55           Oct-10          15.65            103          Oct-14          11.20
  8             Nov-06          20.66           56           Nov-10          15.20            104          Nov-14          10.82
  9             Dec-06          20.52           57           Dec-10          15.43            105          Dec-14          11.17
  10            Jan-07          20.19           58           Jan-11          14.99            106          Jan-15          10.79
  11            Feb-07          19.92           59           Feb-11          14.95            107          Feb-15          10.78
  12            Mar-07          19.95           60           Mar-11          15.94            108          Mar-15          11.92
  13            Apr-07          19.39           61           Apr-11          11.36            109          Apr-15          10.75
  14            May-07          19.23           62           May-11          11.73            110          May-15          11.09
  15            Jun-07          18.87           63           Jun-11          11.34            111          Jun-15          10.72
  16            Jul-07          18.73           64           Jul-11          11.70            112          Jul-15          11.06
  17            Aug-07          18.38           65           Aug-11          11.33            113          Aug-15          10.68
  18            Sep-07          18.14           66           Sep-11          11.32            114          Sep-15          10.67
  19            Oct-07          18.01           67           Oct-11          11.68            115          Oct-15          11.01
  20            Nov-07          17.66           68           Nov-11          11.29            116          Nov-15          10.64
  21            Dec-07          17.55           69           Dec-11          11.66            117          Dec-15          10.98
  22            Jan-08          17.23           70           Jan-12          11.27            118          Jan-16          10.61
  23            Feb-08          18.92           71           Feb-12          11.28            119          Feb-16          10.59
  24            Mar-08          18.30           72           Mar-12          12.04            120          Mar-16          11.30
  25            Apr-08          16.96           73           Apr-12          11.25
  26            May-08          16.39           74           May-12          11.61
  27            Jun-08          15.96           75           Jun-12          11.22
  28            Jul-08          15.98           76           Jul-12          11.59
  29            Aug-08          16.19           77           Aug-12          11.22
  30            Sep-08          15.98           78           Sep-12          11.20
  31            Oct-08          16.44           79           Oct-12          11.56
  32            Nov-08          16.25           80           Nov-12          11.18
  33            Dec-08          16.36           81           Dec-12          11.53
  34            Jan-09          16.06           82           Jan-13          11.15
  35            Feb-09          16.82           83           Feb-13          11.13
  36            Mar-09          17.59           84           Mar-13          12.31
  37            Apr-09          16.54           85           Apr-13          11.11
  38            May-09          16.69           86           May-13          11.46
  39            Jun-09          16.28           87           Jun-13          11.08
  40            Jul-09          16.48           88           Jul-13          11.43
  41            Aug-09          16.76           89           Aug-13          11.05
  42            Sep-09          16.64           90           Sep-13          11.03
  43            Oct-09          16.83           91           Oct-13          11.39
  44            Nov-09          16.40           92           Nov-13          11.00
  45            Dec-09          16.60           93           Dec-13          11.36
  46            Jan-10          16.18           94           Jan-14          10.97
  47            Feb-10          16.14           95           Feb-14          10.96
  48            Mar-10          17.06           96           Mar-14          12.12

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $1,482,455,363. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.220% (on a 30/360 basis) on the scheduled notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the scheduled notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party. The Swap Schedule amortizes at 150% of the Pricing Prepayment Assumption.

                                                            Swap Schedule

                                            Swap Notional
     Period         Distribution Date         Amount ($)              Period       Distribution Date    Swap Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
        1                 Apr-06               1,482,455,363            38              May-09                 189,846,499
        2                 May-06               1,462,568,706            39              Jun-09                 179,699,003
        3                 Jun-06               1,438,093,663            40              Jul-09                 170,114,409
        4                 Jul-06               1,409,068,984            41              Aug-09                 161,060,616
        5                 Aug-06               1,375,573,356            42              Sep-09                 152,507,395
        6                 Sep-06               1,337,726,794            43              Oct-09                 144,426,261
        7                 Oct-06               1,295,690,965            44              Nov-09                 136,790,388
        8                 Nov-06               1,249,669,870            45              Dec-09                 129,494,001
        9                 Dec-06               1,199,909,341            46              Jan-10                 122,277,392
       10                 Jan-07               1,146,697,686            47              Feb-10                 115,456,297
       11                 Feb-07               1,090,683,615            48              Mar-10                 109,008,355
       12                 Mar-07               1,037,327,529            49              Apr-10                 102,912,500
       13                 Apr-07                 986,502,107            50              May-10                  97,148,880
       14                 May-07                 938,086,650            51              Jun-10                  91,698,791
       15                 Jun-07                 891,966,237            52              Jul-10                  86,544,606
       16                 Jul-07                 848,031,456            53              Aug-10                  81,669,711
       17                 Aug-07                 806,178,189            54              Sep-10                  77,058,450
       18                 Sep-07                 766,307,288            55              Oct-10                  72,696,065
       19                 Oct-07                 728,324,208            56              Nov-10                  68,568,646
       20                 Nov-07                 692,139,036            57              Dec-10                  64,663,081
       21                 Dec-07                 657,666,157            58              Jan-11                  60,967,005
       22                 Jan-08                 624,815,597            59              Feb-11                  57,467,379
       23                 Feb-08                 589,293,751            60              Mar-11                  54,136,824
       24                 Mar-08                 493,567,306            61            Apr-11 onwards                   0
       25                 Apr-08                 414,028,646
       26                 May-08                 350,023,548
       27                 Jun-08                 328,564,194
       28                 Jul-08                 308,317,061
       29                 Aug-08                 289,212,122
       30                 Sep-08                 271,183,558
       31                 Oct-08                 271,183,558
       32                 Nov-08                 264,629,269
       33                 Dec-08                 250,305,177
       34                 Jan-09                 236,783,398
       35                 Feb-09                 224,017,912
       36                 Mar-09                 211,968,642
       37                 Apr-09                 200,590,981

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Mortgage Loans - All Collateral

Selected Mortgage Loan Data(1)
------------------------------

 Scheduled Principal Balance:                                $1,533,923,499
 Number of Mortgage Loans:                                            7,406
 Average Scheduled Principal Balance:                              $207,119
 Weighted Average Gross Coupon:                                      7.771%
 Weighted Average Net Coupon: (2)                                    7.261%
 Weighted Average Current FICO Score:                                   652
 Weighted Average Original LTV Ratio:                                82.68%
 Weighted Average Combined Original LTV Ratio:                       82.68%
 Weighted Average Stated Remaining Term (months):                       358
 Weighted Average Seasoning (months):                                     1
 Weighted Average Months to Roll: (3)                                    26
 Weighted Average Gross Margin: (3)                                   5.60%
 Weighted Average Initial Rate Cap: (3)                               2.99%
 Weighted Average Periodic Rate Cap: (3)                              1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                   13.74%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                                              Distribution by Current Principal Balance

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Current                   of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Principal Balance         Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below             332       $13,803,256      0.90%     8.755%    624     $41,576    84.03%    86.26%    86.79%    83.58%
$50,001 - $75,000           781        49,753,984      3.24      8.612     624      63,705    86.75     90.54     81.03     93.39
$75,001 - $100,000          893        78,309,842      5.11      8.293     622      87,693    85.00     89.77     72.84     96.81
$100,001 - $125,000         836        94,329,626      6.15      8.132     629     112,834    84.69     90.77     67.35     96.36
$125,001 - $150,000         774       106,327,570      6.93      8.038     636     137,374    83.78     90.34     67.08     94.41
$150,001 - $200,000       1,211       210,330,889     13.71      7.892     639     173,684    82.88     89.55     60.22     93.90
$200,001 - $250,000         685       152,443,333      9.94      7.818     645     222,545    81.76     89.46     52.74     95.41
$250,001 - $300,000         469       129,053,241      8.41      7.697     653     275,167    82.12     91.32     46.77     96.16
$300,001 - $350,000         333       108,174,518      7.05      7.618     659     324,848    81.84     91.17     41.71     96.14
$350,001 - $400,000         249        93,321,439      6.08      7.672     662     374,785    82.22     91.67     42.28     94.42
$400,001 & Above            843       498,075,802     32.47      7.457     673     590,837    81.87     92.48     50.65     98.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                The Mortgage Loans - All Collateral

                                                     Distribution by Current Rate

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Current Rate              Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 1          $764,000      0.05%     4.625%    707    $764,000    76.40%    76.40%     0.00%    100.00%
5.00 - 5.49%                  8         1,268,365      0.08      5.309     719     158,546    56.21     59.67     86.96     100.00
5.50 - 5.99%                126        34,117,067      2.22      5.841     712     270,770    70.64     77.43     69.49     97.83
6.00 - 6.49%                197        59,412,741      3.87      6.283     696     301,588    76.63     87.95     81.00     97.42
6.50 - 6.99%                885       264,501,523     17.24      6.769     678     298,872    77.83     89.87     65.39     98.02
7.00 - 7.49%                864       220,556,415     14.38      7.238     660     255,274    78.77     90.19     51.23     97.08
7.50 - 7.99%              1,741       384,556,655     25.07      7.726     650     220,883    80.58     90.92     49.95     97.07
8.00 - 8.49%              1,019       189,451,777     12.35      8.209     637     185,919    83.60     91.50     50.41     93.56
8.50 - 8.99%              1,321       219,755,543     14.33      8.712     635     166,355    89.84     92.72     49.18     92.44
9.00% & Above             1,244       159,539,414     10.40      9.460     618     128,247    95.32     95.87     58.88     96.11
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Credit Score

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Credit Score              Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above                 328       $98,695,139      6.43%     7.176%    763    $300,900    80.94%    90.79%    48.12%    86.88%
720 - 739                   236        74,629,239      4.87      7.210     729     316,226    81.78     94.46     40.80     91.41
700 - 719                   403       109,756,579      7.16      7.198     709     272,349    82.02     93.43     43.35     92.45
680 - 699                   602       157,531,319     10.27      7.442     689     261,680    82.68     93.64     43.41     95.44
660 - 679                   861       217,817,076     14.20      7.560     669     252,982    83.19     93.14     41.68     96.28
640 - 659                 1,120       253,118,940     16.50      7.771     649     225,999    83.42     92.83     42.11     97.38
620 - 639                 1,006       189,363,311     12.35      8.078     628     188,234    84.66     91.43     64.85     97.30
600 - 619                 1,144       187,437,176     12.22      8.067     609     163,844    83.27     89.82     75.05     98.77
580 - 599                   923       128,117,249      8.35      8.345     590     138,805    83.76     89.85     81.13     98.19
560 - 579                   478        72,496,812      4.73      8.336     569     151,667    78.48     78.88     74.63     98.74
540 - 559                   305        44,960,658      2.93      8.501     549     147,412    75.95     76.71     79.36     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Lien

                                    Pct.
                                    Of                                             Weighted     Wt.
                                    Pool        Weighted     Weighted               Avg.         Avg.
           Number                   By          Avg.         Avg.        Avg.       Combined     CLTV                Pct.
           of         Principal     Principal   Gross        Current     Principal  Original     incld    Pct.       Owner
Lien       Loans       Balance      Balance     Coupon       FICO        Balance      LTV          SS.    Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1        7,406    $1,533,923,499    100.00%     7.771%      652        $207,119   82.68%      91.03%     55.31%      96.07%
------------------------------------------------------------------------------------------------------------------------------------
 Total:   7,406    $1,533,923,499    100.00%     7.771%      652        $207,119   82.68%      91.03%     55.31%      96.07%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                The Mortgage Loans - All Collateral

                                                Distribution by Combined Original LTV

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Combined                  of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Original LTV              Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              350       $56,707,731      3.70%     7.127%    640    $162,022    50.67%    52.11%    61.64%    95.06%
60.01 - 70.00%              326        68,164,125      4.44      7.242     644     209,092    66.09     67.65     53.53     92.62
70.01 - 80.00%            3,692       894,436,481     58.31      7.402     659     242,263    79.39     93.47     57.84     97.80
80.01 - 85.00%              370        67,608,929      4.41      8.120     611     182,727    84.32     84.62     55.06     96.13
85.01 - 90.00%              743       143,902,938      9.38      8.367     637     193,678    89.64     89.64     52.14     89.56
90.01 - 95.00%              484        86,404,932      5.63      8.145     664     178,523    94.66     94.67     48.69     85.85
95.01 - 100.00%           1,441       216,698,364     14.13      8.974     650     150,381    99.94     99.95     48.63     98.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Original LTV

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Original LTV              Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below              350       $56,707,731      3.70%     7.127%    640    $162,022    50.67%    52.11%    61.64%    95.06%
60.01 - 70.00%              326        68,164,125      4.44      7.242     644     209,092    66.09     67.65     53.53     92.62
70.01 - 80.00%            3,692       894,436,481     58.31      7.402     659     242,263    79.39     93.47     57.84     97.80
80.01 - 85.00%              370        67,608,929      4.41      8.120     611     182,727    84.32     84.62     55.06     96.13
85.01 - 90.00%              743       143,902,938      9.38      8.367     637     193,678    89.64     89.64     52.14     89.56
90.01 - 95.00%              484        86,404,932      5.63      8.145     664     178,523    94.66     94.67     48.69     85.85
95.01 - 100.00%           1,441       216,698,364     14.13      8.974     650     150,381    99.94     99.95     48.63     98.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Documentation

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Documentation             Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full                      4,618      $848,468,600     55.31%     7.696%    641    $183,731    82.05%    90.98%    100.00%   94.28%
Stated                    2,788       685,454,899     44.69      7.864     667     245,859    83.46     91.09      0.00     98.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by Purpose

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Purpose                   Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase                  4,490      $954,530,709     62.23%     7.808%    663    $212,590    84.52%    96.94%    57.46%    95.74%
Cashout Refi              2,620       527,455,405     34.39      7.724     634     201,319    79.85     81.34     49.90     97.03
Rate/Term
Refi                        296        51,937,385      3.39      7.558     651     175,464    77.68     80.69     70.84     92.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                The Mortgage Loans - All Collateral

                                                      Distribution by Occupancy

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Occupancy                 Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied            7,023    $1,473,689,624     96.07%     7.759%    651    $209,838    82.65%    91.32%    54.28%    100.00%
Investor                    309        46,109,511      3.01      8.046     690     149,222    82.53     83.06     85.55      0.00
Second Home                  74        14,124,365      0.92      8.141     694     190,870    87.07     87.07     64.10      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Property Type             Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single
Family                    5,485    $1,048,396,843     68.35%     7.814%    649    $191,139    82.95%    90.34%    54.16%    96.98%
PUD                       1,084       296,215,632     19.31      7.666     657     273,262    82.28     92.85     61.55     95.57
Condo                       542       114,071,920      7.44      7.735     662     210,465    81.86     93.07     54.85     93.76
2-4 Family                  295        75,239,105      4.91      7.635     667     255,048    81.83     90.40     47.49     88.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
State                     Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                        1,253      $507,830,523     33.11%     7.358%    670    $405,292    79.62%    91.13%    49.17%    96.81%
FL                          632       125,740,155      8.20      7.867     647     198,956    80.64     88.17     54.71     92.83
NY                          352        73,158,042      4.77      7.751     661     207,835    83.81     90.80     45.08     96.64
OH                          420        49,399,509      3.22      8.348     633     117,618    90.27     94.03     67.56     97.19
IL                          294        48,947,549      3.19      8.218     639     166,488    86.45     90.11     44.06     96.60
GA                          271        46,768,407      3.05      8.103     640     172,577    85.13     94.75     62.75     95.78
MN                          213        46,246,246      3.01      7.639     657     217,119    83.71     91.03     54.05     96.00
MI                          332        44,133,508      2.88      8.197     643     132,932    87.67     92.20     46.12     96.98
TX                          367        44,061,105      2.87      8.062     643     120,058    84.78     89.77     58.99     96.01
NJ                          158        42,826,986      2.79      7.864     653     271,057    82.87     86.97     42.98     92.00
Other                     3,114       504,811,469     32.91      7.975     640     162,110    84.04     91.47     63.98     96.21
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Zip

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Zip                       Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
93536                        16      $4,898,882      0.32%     7.832%    662       $306,180    80.75%    95.29%    22.81%    100.00%
92336                        13       4,752,595      0.31      7.313     673        365,584    79.97     90.25     30.85     100.00
94513                         7       4,587,240      0.30      7.622     656        655,320    83.24     86.50     30.08     100.00
95037                         7       4,484,232      0.29      6.917     705        640,605    80.00     97.55     77.56     100.00
92057                         8       4,382,850      0.29      6.902     693        547,856    84.70     96.29     40.37     100.00
92345                        15       4,287,155      0.28      7.290     685        285,810    81.01     92.42     41.33     100.00
94544                         9       3,752,960      0.24      7.443     690        416,996    80.91     94.64     31.04     100.00
90019                         5       3,731,200      0.24      6.591     687        746,240    79.18     93.92     56.82     100.00
94587                         5       3,619,549      0.24      7.360     689        723,910    80.00     98.01     83.75     100.00
92677                         5       3,592,950      0.23      7.147     679        718,590    78.07     94.85     90.65     100.00

Other                     7,316   1,491,833,886     97.26      7.785     652        203,914    82.73     90.95     55.50     95.96
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406  $1,533,923,499    100.00%     7.771%    652       $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                The Mortgage Loans - All Collateral

                                             Distribution by Remaining Months to Maturity

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Remaining Months          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
to Maturity               Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 180                      94        $8,521,204      0.56%     7.553%    648     $90,651    74.72%    75.11%    69.24%    93.89%
181 - 240                     4           378,601      0.02      8.127     612      94,650    76.60     76.60     100.00    100.00
241 - 360                 7,307     1,524,568,862     99.39      7.772     652     208,645    82.73     91.12     55.24     96.08
421 - 480                     1           454,833      0.03      7.125     654     454,833    82.73     82.73      0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Amortization Type         Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                       16        $3,793,915      0.25%     8.054%    682    $237,120    88.86%    90.08%    44.50%    93.82%
15 YR Fixed                    88         7,656,513      0.50      7.453     649      87,006    73.74     74.18     69.46     96.17
15 YR Fixed IO                  5           795,742      0.05      8.527     641     159,148    87.22     87.22     64.47     80.02
2 YR ARM                    1,879       274,402,207     17.89      8.238     627     146,036    85.99     89.14     54.43     95.28
2 YR ARM 40/40                  1           454,833      0.03      7.125     654     454,833    82.73     82.73      0.00     100.00
2 YR ARM BALLOON 40/30        747       164,480,820     10.72      7.748     642     220,189    83.06     91.88     51.48     96.60
2 YR ARM IO                 2,038       624,885,520     40.74      7.578     667     306,617    81.84     94.32     51.68     96.43
20 YR Fixed                     4           378,601      0.02      8.127     612      94,650    76.60     76.60     100.00    100.00
3 YR ARM                      534        84,358,965      5.50      8.047     636     157,976    85.95     88.99     55.26     93.90
3 YR ARM IO                   494       124,347,271      8.11      7.401     664     251,715    81.16     92.21     59.60     96.68
30 YR Fixed                 1,193       156,751,228     10.22      7.942     647     131,392    81.15     83.54     64.64     95.79
30 YR Fixed IO                134        27,646,104      1.80      8.170     640     206,314    82.17     87.95     78.53     97.48
5 YR ARM                       30         6,359,188      0.41      7.180     657     211,973    74.38     77.69     47.01     97.07
5 YR ARM Balloon 40/30         29         5,694,753      0.37      7.898     661     196,371    83.62     88.50     50.41     93.22
5 YR ARM IO                    97        28,563,093      1.86      7.151     680     294,465    77.87     90.15     72.99     97.61
6 MO ARM                        2         1,181,159      0.08      7.734     606     590,580    74.09     74.09      0.00     100.00
6 MO ARM IO                     5         1,443,200      0.09      8.004     622     288,640    77.21     81.08     36.52     90.51
Fixed Balloon 30/15             1            68,949      0.00      7.500     641      68,949    38.98     38.98     100.00     0.00
Fixed Balloon 40/30           109        20,661,438      1.35      7.875     651     189,554    81.34     86.81     60.69     96.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                      7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Initial Periodic Cap

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Initial                   of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Periodic  Cap             Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         7        $2,624,359      0.17%     7.883%    615    $374,908    75.81%    77.93%    20.08%    94.78%
2.00%                        16         3,793,915      0.25      8.054     682     237,120    88.86     90.08     44.50     93.82

3.00%                     5,849     1,313,546,650     85.63      7.741     653     224,576    82.95     92.19     53.63     96.09
N/A                       1,534       213,958,575     13.95      7.950     646     139,478    81.04     84.08     66.30     96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                The Mortgage Loans - All Collateral

                                                     Distribution by Periodic Cap

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Period Cap                Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.00%                     5,872    $1,319,964,925     86.05%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
N/A                       1,534       213,958,575     13.95      7.950     646     139,478    81.04     84.08     66.30     96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Months to Rate Reset

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Months to                 of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Rate Reset                Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 - 12                       23        $6,418,274      0.42%     7.984%    655    $279,055    83.52%    85.12%    34.52%    94.21%
13 - 24                   4,662     1,063,240,577     69.32      7.774     653     228,065    83.10     92.60     52.38     96.16
25 - 36                   1,031       209,689,039     13.67      7.663     653     203,384    83.12     90.94     57.59     95.58
49 & Above                  156        40,617,035      2.65      7.260     674     260,366    78.13     87.97     65.76     96.91
N/A                       1,534       213,958,575     13.95      7.950     646     139,478    81.04     84.08     66.30     96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Life Maximum Rate

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Life Maximum Rate         Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.99% & Below               78       $24,189,470      1.58%     5.808%    700    $310,121    74.02%    82.90%    67.49%    99.28%
12.00 - 12.49%              152        49,769,234      3.24      6.283     695     327,429    77.70     90.45     81.54     97.42
12.50 - 12.99%              749       236,246,166     15.40      6.772     676     315,415    78.46     91.46     65.13     98.08
13.00 - 13.49%              764       201,135,925     13.11      7.239     660     263,267    79.25     91.35     49.69     97.06
13.50 - 13.99%            1,456       344,826,691     22.48      7.722     652     236,832    81.04     92.08     48.09     97.20
14.00 - 14.49%              820       165,170,103     10.77      8.209     639     201,427    84.03     92.37     48.47     93.37
14.50 - 14.99%              991       178,503,164     11.64      8.712     636     180,124    89.91     93.03     46.01     92.02
15.00 - 15.49%              476        68,009,013      4.43      9.205     627     142,876    95.17     95.84     53.85     94.30
15.50 - 15.99%              311        42,914,833      2.80      9.672     612     137,990    96.17     96.37     62.37     97.73
16.00% & Above               75         9,200,326      0.60     10.297     605     122,671    96.14     96.25     48.89     98.44
N/A                       1,534       213,958,575     13.95      7.950     646     139,478    81.04     84.08     66.30     96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by Margin

                                                   Pct.
                                                   Of                                         Weighted   Wt.
                                                   Pool       Weighted   Weighted             Avg.       Avg.
                          Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                          of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Margin                    Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below                 6        $1,483,324      0.10%     7.688%    644    $247,221    74.93%    81.56%     5.72%    90.76%
5.00 - 5.49%              2,114       616,433,420     40.19      7.162     661     291,596    77.98     91.74     53.87     97.79
5.50 - 5.99%              1,416       311,580,187     20.31      7.824     644     220,043    80.98     89.46     55.73     95.23
6.00 - 6.49%              1,328       248,816,492     16.22      8.362     649     187,362    90.77     94.36     50.94     93.75
6.50 - 6.99%                642        97,180,030      6.34      8.847     647     151,371    94.17     95.48     48.93     93.98
7.00 - 7.49%                312        39,359,061      2.57      9.273     646     126,151    97.44     97.46     60.39     96.20
7.50 - 7.99%                 50         4,844,712      0.32      9.567     655      96,894    98.58     98.58     51.91     94.49
8.00 - 8.49%                  4           267,698      0.02     10.277     622      66,925    100.00    100.00    100.00    100.00
N/A                       1,534       213,958,575     13.95      7.950     646     139,478    81.04     84.08     66.30     96.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                    7,406    $1,533,923,499    100.00%     7.771%    652    $207,119    82.68%    91.03%    55.31%    96.07%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                       The Adjustable Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                $1,319,964,925
 Number of Mortgage Loans:                                            5,872
 Average Scheduled Principal Balance:                              $224,790
 Weighted Average Gross Coupon:                                      7.742%
 Weighted Average Net Coupon: (2)                                    7.232%
 Weighted Average Current FICO Score:                                   653
 Weighted Average Original LTV Ratio:                                82.95%
 Weighted Average Combined Original LTV Ratio:                       82.95%
 Weighted Average Stated Remaining Term (months):                       359
 Weighted Average Seasoning (months):                                     1
 Weighted Average Months to Roll: (3)                                    26
 Weighted Average Gross Margin: (3)                                   5.60%
 Weighted Average Initial Rate Cap: (3)                               2.99%
 Weighted Average Periodic Rate Cap: (3)                              1.00%
 Weighted Average Gross Maximum Lifetime Rate: (3)                   13.74%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                                              Distribution by Current Principal Balance

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Current                of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Principal Balance      Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          206        $8,576,195      0.65%     8.779%    624     $41,632    86.97%    89.67%    88.70%    80.61%
$50,001 - $75,000        466        29,860,467      2.26      8.614     620      64,078    87.88     93.00     84.72     94.32
$75,001 - $100,000       635        55,856,300      4.23      8.289     620      87,963    85.96     91.84     74.34     96.79
$100,001 - $125,000      643        72,632,675      5.50      8.133     627     112,959    85.08     92.20     67.59     95.57
$125,001 - $150,000      615        84,568,826      6.41      8.008     636     137,510    83.89     91.58     67.90     94.41
$150,001 - $200,000      971       168,751,187     12.78      7.875     639     173,791    83.45     91.16     59.58     93.39
$200,001 - $250,000      589       131,213,661      9.94      7.837     644     222,774    82.60     90.86     51.37     95.18
$250,001 - $300,000      421       115,832,466      8.78      7.673     652     275,136    82.09     91.96     44.99     96.19
$300,001 - $350,000      300        97,374,479      7.38      7.615     661     324,582    81.97     92.01     39.25     96.07
$350,001 - $400,000      234        87,631,542      6.64      7.686     661     374,494    82.37     92.43     41.56     94.05
$400,001 & Above         792       467,667,127     35.43      7.472     672     590,489    82.14     93.03     49.39     98.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                 5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Current Rate

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Current Rate           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below             1          $764,000      0.06%     4.625%    707    $764,000    76.40%    76.40%     0.00%    100.00%
 5.00 - 5.49%              5           900,919      0.07      5.339     716     180,184    64.18     69.06     100.00    100.00
 5.50 - 5.99%             71        22,463,084      1.70      5.858     699     316,381    74.27     83.63     68.40     99.22
 6.00 - 6.49%            152        49,769,234      3.77      6.283     695     327,429    77.70     90.45     81.54     97.42
 6.50 - 6.99%            749       236,246,166     17.90      6.772     676     315,415    78.46     91.46     65.13     98.08
 7.00 - 7.49%            764       201,135,925     15.24      7.239     660     263,267    79.25     91.35     49.69     97.06
 7.50 - 7.99%          1,456       344,826,691     26.12      7.722     652     236,832    81.04     92.08     48.09     97.20
 8.00 - 8.49%            820       165,170,103     12.51      8.209     639     201,427    84.03     92.37     48.47     93.37
 8.50 - 8.99%            991       178,503,164     13.52      8.712     636     180,124    89.91     93.03     46.01     92.02
 9.00% & Above           863       120,185,639      9.11      9.455     620     139,265    95.60     96.07     56.54     95.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                 5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind. NYLIB5 888230.3

                                                 The Adjustable RAte Mortgage Loans

                                                     Distribution by Credit Score

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Credit Score           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above             246       $80,598,820      6.11%     7.311%    763    $327,637    83.00%    94.08%    44.60%    85.45%
 720 - 739               203        66,993,378      5.08      7.244     729     330,017    82.84     96.26     35.38     91.79
 700 - 719               316        95,161,418      7.21      7.185     709     301,144    82.25     94.89     41.11     92.35
 680 - 699               486       138,678,848     10.51      7.455     689     285,347    82.94     94.94     41.92     95.42
 660 - 679               714       196,998,916     14.92      7.556     669     275,909    83.39     94.08     39.68     96.64
 640 - 659               921       224,365,387     17.00      7.753     649     243,611    83.44     93.72     40.71     97.36
 620 - 639               790       159,580,544     12.09      8.005     629     202,001    84.51     91.98     65.06     97.43
 600 - 619               917       159,913,550     12.11      7.984     609     174,388    82.98     90.11     75.05     98.77
 580 - 599               717       104,790,063      7.94      8.278     590     146,151    83.78     90.46     82.02     98.15
 560 - 579               351        59,588,758      4.51      8.292     569     169,769    78.65     79.03     74.93     99.42
 540 - 559               211        33,295,243      2.52      8.497     549     157,797    76.54     77.37     77.48     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Lien

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Lien                   Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                     5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Combined Original LTV

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Combined               of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Original LTV           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          183       $34,700,817      2.63%     7.225%    628    $189,622    51.20%    53.03%    60.65%    93.94%
 60.01 - 70.00%          214        49,444,686      3.75      7.315     633     231,050    66.14     67.48     50.07     93.17
 70.01 - 80.00%        3,158       808,614,461     61.26      7.386     660     256,053    79.48     94.32     55.91     98.00
 80.01 - 85.00%          282        54,718,484      4.15      8.077     611     194,037    84.34     84.71     55.89     95.75
 85.01 - 90.00%          603       126,338,351      9.57      8.343     638     209,516    89.65     89.66     52.45     89.00
 90.01 - 95.00%          380        70,812,213      5.36      8.124     664     186,348    94.73     94.73     50.47     83.97
 95.01 -
 100.00%               1,052       175,335,912     13.28      8.914     653     166,669    99.95     99.95     43.40     98.56
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Original LTV

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Original LTV           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          183       $34,700,817      2.63%     7.225%    628    $189,622    51.20%    53.03%    60.65%    93.94%
 60.01 - 70.00%          214        49,444,686      3.75      7.315     633     231,050    66.14     67.48     50.07     93.17
 70.01 - 80.00%        3,158       808,614,461     61.26      7.386     660     256,053    79.48     94.32     55.91     98.00
 80.01 - 85.00%          282        54,718,484      4.15      8.077     611     194,037    84.34     84.71     55.89     95.75
 85.01 - 90.00%          603       126,338,351      9.57      8.343     638     209,516    89.65     89.66     52.45     89.00
 90.01 - 95.00%          380        70,812,213      5.36      8.124     664     186,348    94.73     94.73     50.47     83.97
 95.01 -
 100.00%               1,052       175,335,912     13.28      8.914     653     166,669    99.95     99.95     43.40     98.56
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 The Adjustable Rate Mortgage Loans

                                                    Distribution by Documentation

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Documentation          Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                  3,558      $706,623,834     53.53%     7.652%    640    $198,601    82.30%    92.18%    100.00%   94.16%
 Stated                2,314       613,341,090     46.47      7.845     668     265,057    83.70     92.12      0.00     98.29
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Distribution by Purpose

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Purpose                Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase              3,894      $880,299,629     66.69%     7.755%    664    $226,066    84.21%    97.09%    55.22%    95.81%
 Cashout Refi          1,816       408,252,598     30.93      7.722     631     224,809    80.57     82.30     48.65     97.13
 Rate/Term
 Refi                    162        31,412,699      2.38      7.623     641     193,906    78.62     81.94     69.79     90.07
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                      Distribution by Occupancy

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Occupancy              Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied        5,568    $1,268,217,596     96.08%     7.728%    652    $227,769    82.88%    92.45%    52.47%    100.00%
 Investor                245        39,773,961      3.01      8.058     692     162,343    83.53     84.14     85.76      0.00
 Second Home              59        11,973,368      0.91      8.137     699     202,938    88.02     88.02     59.56      0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Property Type          Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single
 Family                4,247      $887,383,335     67.23%     7.783%    650    $208,944    83.28%    91.54%    52.29%    96.93%
 PUD                     902       261,296,261     19.80      7.640     658     289,685    82.39     93.67     59.75     95.67
 Condo                   471       103,711,856      7.86      7.705     664     220,195    81.90     93.89     54.54     94.11
 2-4 Family              252        67,573,473      5.12      7.651     668     268,149    82.32     91.71     44.29     89.55
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                 The Adjustable Rate Mortgage Loans

                                                        Distribution by State

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
State                  Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                    1,161      $481,583,486     36.48%     7.387%    669    $414,801    80.32%    92.20%    47.87%    96.77%
 FL                      512       106,017,750      8.03      7.895     649     207,066    81.95     90.44     50.71     92.85
 NY                      250        60,774,553      4.60      7.730     663     243,098    84.43     92.28     40.28     97.53
 MN                      201        43,139,185      3.27      7.682     655     214,623    84.32     91.56     53.72     95.72
 OH                      320        39,620,810      3.00      8.239     635     123,815    89.91     94.18     66.79     97.09
 GA                      210        39,046,840      2.96      8.028     644     185,937    84.98     95.96     62.92     95.89
 NJ                      135        37,914,316      2.87      7.900     652     280,847    83.98     88.38     43.36     91.40
 MI                      264        36,589,263      2.77      8.171     644     138,596    88.41     93.45     47.24     97.38
 AZ                      146        34,517,925      2.62      7.579     647     236,424    79.19     86.44     57.27     94.88
 IL                      196        34,238,408      2.59      8.112     640     174,686    86.20     90.62     46.06     95.30
 Other                 2,477       406,522,388     30.80      7.984     640     164,119    84.55     92.88     62.57     96.34
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Zip

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Zip                    Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 93536                    15        $4,739,421      0.36%     7.886%    664    $315,961    81.93%    96.96%    20.21%    100.00%
 94513                     7         4,587,240      0.35      7.622     656     655,320    83.24     86.50     30.08     100.00
 95037                     7         4,484,232      0.34      6.917     705     640,605    80.00     97.55     77.56     100.00
 92336                    11         4,387,923      0.33      7.374     675     398,902    81.54     92.68     28.75     100.00
 92057                     8         4,382,850      0.33      6.902     693     547,856    84.70     96.29     40.37     100.00
 92345                    15         4,287,155      0.32      7.290     685     285,810    81.01     92.42     41.33     100.00
 94544                     9         3,752,960      0.28      7.443     690     416,996    80.91     94.64     31.04     100.00
 90019                     5         3,731,200      0.28      6.591     687     746,240    79.18     93.92     56.82     100.00
 94587                     5         3,619,549      0.27      7.360     689     723,910    80.00     98.01     83.75     100.00
 92677                     5         3,592,950      0.27      7.147     679     718,590    78.07     94.85     90.65     100.00

 Other                 5,785     1,278,399,445     96.85      7.757     652     220,985    83.01     92.08     53.69     95.95
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                             Distribution by Remaining Months to Maturity

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Remaining              of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Months to Maturity     Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 241 - 360             5,871    $1,319,510,092     99.97%     7.742%    653    $224,750    82.95%    92.16%    53.55%    96.08%
 421 - 480                 1           454,833      0.03      7.125     654     454,833    82.73     82.73      0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 The Adjustable Rate Mortgage Loans

                                                  Distribution by Amortization Type

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Amortization Type      Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 YR ARM                 16        $3,793,915      0.29%     8.054%    682    $237,120    88.86%    90.08%    44.50%    93.82%
 2 YR ARM              1,879       274,402,207     20.79      8.238     627     146,036    85.99     89.14     54.43     95.28
 2 YR ARM 40/40            1           454,833      0.03      7.125     654     454,833    82.73     82.73      0.00     100.00
 2 YR ARM BALLOON 40/30  747       164,480,820     12.46      7.748     642     220,189    83.06     91.88     51.48     96.60
 2 YR ARM IO           2,038       624,885,520     47.34      7.578     667     306,617    81.84     94.32     51.68     96.43
 3 YR ARM                534        84,358,965      6.39      8.047     636     157,976    85.95     88.99     55.26     93.90
 3 YR ARM IO             494       124,347,271      9.42      7.401     664     251,715    81.16     92.21     59.60     96.68
 5 YR ARM                 30         6,359,188      0.48      7.180     657     211,973    74.38     77.69     47.01     97.07
 5 YR ARM BALLOON 40/30   29         5,694,753      0.43      7.898     661     196,371    83.62     88.50     50.41     93.22
 5 YR ARM IO              97        28,563,093      2.16      7.151     680     294,465    77.87     90.15     72.99     97.61
 6 MO ARM                  2         1,181,159      0.09      7.734     606     590,580    74.09     74.09      0.00     100.00
 6 MO ARM IO               5         1,443,200      0.11      8.004     622     288,640    77.21     81.08     36.52     90.51
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Initial Periodic Cap

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Initial                of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Periodic Cap           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                     7        $2,624,359      0.20%     7.883%    615    $374,908    75.81%    77.93%    20.08%    94.78%
 2.00%                    16         3,793,915      0.29      8.054     682     237,120    88.86     90.08     44.50     93.82
 3.00%                 5,849     1,313,546,650     99.51      7.741     653     224,576    82.95     92.19     53.63     96.09
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Periodic Cap

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Periodic Cap           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                 5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                 Distribution by Months to Rate Reset

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Months to              of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Rate Reset             Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                   23        $6,418,274      0.49%     7.984%    655    $279,055    83.52%    85.12%    34.52%    94.21%
 13 - 24               4,662     1,063,240,577     80.55      7.774     653     228,065    83.10     92.60     52.38     96.16
 25 - 36               1,031       209,689,039     15.89      7.663     653     203,384    83.12     90.94     57.59     95.58
 49 & Above              156        40,617,035      3.08      7.260     674     260,366    78.13     87.97     65.76     96.91
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 The Adjustable Rate Mortgage Loans

                                                  Distribution by Life Maximum Rate

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Life Maximum           of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Rate                   Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11.99% & Below           78       $24,189,470      1.83%     5.808%    700    $310,121    74.02%    82.90%    67.49%    99.28%
 12.00 - 12.49%          152        49,769,234      3.77      6.283     695     327,429    77.70     90.45     81.54     97.42
 12.50 - 12.99%          749       236,246,166     17.90      6.772     676     315,415    78.46     91.46     65.13     98.08
 13.00 - 13.49%          764       201,135,925     15.24      7.239     660     263,267    79.25     91.35     49.69     97.06
 13.50 - 13.99%        1,456       344,826,691     26.12      7.722     652     236,832    81.04     92.08     48.09     97.20
 14.00 - 14.49%          820       165,170,103     12.51      8.209     639     201,427    84.03     92.37     48.47     93.37
 14.50 - 14.99%          991       178,503,164     13.52      8.712     636     180,124    89.91     93.03     46.01     92.02
 15.00 - 15.49%          476        68,009,013      5.15      9.205     627     142,876    95.17     95.84     53.85     94.30
 15.50 - 15.99%          311        42,914,833      3.25      9.672     612     137,990    96.17     96.37     62.37     97.73
 16.00% & Above           75         9,200,326      0.70     10.297     605     122,671    96.14     96.25     48.89     98.44
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by Margin

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Margin                 Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below             6        $1,483,324      0.11%     7.688%    644    $247,221    74.93%    81.56%     5.72%    90.76%
 5.00 - 5.49%          2,114       616,433,420     46.70      7.162     661     291,596    77.98     91.74     53.87     97.79
 5.50 - 5.99%          1,416       311,580,187     23.61      7.824     644     220,043    80.98     89.46     55.73     95.23
 6.00 - 6.49%          1,328       248,816,492     18.85      8.362     649     187,362    90.77     94.36     50.94     93.75
 6.50 - 6.99%            642        97,180,030      7.36      8.847     647     151,371    94.17     95.48     48.93     93.98
 7.00 - 7.49%            312        39,359,061      2.98      9.273     646     126,151    97.44     97.46     60.39     96.20
 7.50 - 7.99%             50         4,844,712      0.37      9.567     655      96,894    98.58     98.58     51.91     94.49
 8.00 - 8.49%              4           267,698      0.02     10.277     622      66,925    100.00    100.00    100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                5,872    $1,319,964,925    100.00%     7.742%    653    $224,790    82.95%    92.15%    53.53%    96.08%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

##

                          The Fixed Rate Mortgage Loans

Selected Mortgage Loan Data(1)

 Scheduled Principal Balance:                                  $213,958,575
 Number of Mortgage Loans:                                            1,534
 Average Scheduled Principal Balance:                              $139,478
 Weighted Average Gross Coupon:                                      7.950%
 Weighted Average Net Coupon: (2)                                    7.440%
 Weighted Average Current FICO Score:                                   646
 Weighted Average Original LTV Ratio:                                81.04%
 Weighted Average Combined Original LTV Ratio:                       81.04%
 Weighted Average Stated Remaining Term (months):                       351
 Weighted Average Seasoning(months):                                      1

(1)   All percentages calculated herein are percentages of scheduled principal
      balance as of the Statistical Calculation Date   unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                                              Distribution by Current Principal Balance

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Margin                 Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         126        $5,227,061      2.44%     8.715%    624     $41,485    79.21%    80.66%    83.65%    88.47%
 $50,001 - $75,000       315        19,893,517      9.30      8.610     631      63,154    85.06     86.86     75.48     91.98
 $75,001 - $100,000      258        22,453,542     10.49      8.301     627      87,029    82.62     84.62     69.10     96.86
 $100,001 - $125,000     193        21,696,951     10.14      8.130     634     112,419    83.39     86.00     66.55     98.99
 $125,001 - $150,000     159        21,758,744     10.17      8.155     636     136,847    83.34     85.49     63.88     94.43
 $150,001 - $200,000     240        41,579,702     19.43      7.961     639     173,249    80.56     82.98     62.77     95.96
 $200,001 - $250,000      96        21,229,672      9.92      7.701     647     221,142    76.60     80.80     61.25     96.86
 $250,001 - $300,000      48        13,220,775      6.18      7.909     663     275,433    82.38     85.68     62.34     95.85
 $300,001 - $350,000      33        10,800,039      5.05      7.647     648     327,274    80.59     83.60     63.92     96.81
 $350,001 - $400,000      15         5,689,897      2.66      7.457     679     379,326    80.00     80.00     53.33     100.00
 $400,001 & Above         51        30,408,675     14.21      7.229     688     596,249    77.75     84.10     70.10     96.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Current Rate

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Margin                 Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%              3          $367,446      0.17%     5.234%    726    $122,482    36.64%    36.64%    54.99%    100.00%
 5.50 - 5.99%             55        11,653,984      5.45      5.808     737     211,891    63.65     65.49     71.60     95.15
 6.00 - 6.49%             45         9,643,506      4.51      6.283     702     214,300    71.09     75.08     78.19     97.40
 6.50 - 6.99%            136        28,255,357     13.21      6.746     693     207,760    72.57     76.53     67.60     97.53
 7.00 - 7.49%            100        19,420,490      9.08      7.232     665     194,205    73.81     78.17     67.18     97.33
 7.50 - 7.99%            285        39,729,964     18.57      7.756     629     139,403    76.58     80.85     66.09     95.93
 8.00 - 8.49%            199        24,281,674     11.35      8.207     626     122,018    80.69     85.57     63.58     94.86
 8.50 - 8.99%            330        41,252,379     19.28      8.713     627     125,007    89.56     91.38     62.87     94.24
 9.00% & Above           381        39,353,775     18.39      9.473     613     103,291    94.47     95.26     66.02     96.92
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    The Fixed Rate Mortgage Loans

                                                     Distribution by Credit Score

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Credit Score           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above              82       $18,096,319      8.46%     6.571%    763    $220,687    71.77%    76.14%    63.81%    93.25%
 720 - 739                33         7,635,861      3.57      6.911     730     231,390    72.52     78.64     88.40     88.06
 700 - 719                87        14,595,162      6.82      7.284     709     167,760    80.46     83.92     57.98     93.09
 680 - 699               116        18,852,471      8.81      7.352     689     162,521    80.77     84.10     54.37     95.54
 660 - 679               147        20,818,161      9.73      7.603     669     141,620    81.31     84.29     60.58     92.90
 640 - 659               199        28,753,553     13.44      7.909     648     144,490    83.25     85.91     53.04     97.52
 620 - 639               216        29,782,767     13.92      8.473     628     137,883    85.43     88.48     63.72     96.59
 600 - 619               227        27,523,626     12.86      8.544     610     121,249    84.92     88.15     75.05     98.73
 580 - 599               206        23,327,186     10.90      8.643     590     113,239    83.68     87.13     77.14     98.38
 560 - 579               127        12,908,054      6.03      8.540     569     101,638    77.68     78.15     73.27     95.59
 540 - 559                94        11,665,415      5.45      8.512     550     124,100    74.28     74.83     84.73     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Lien

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Lien                   Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                     1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                Distribution by Combined Original LTV

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Combined               of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Original LTV           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          167       $22,006,915     10.29%     6.973%    660    $131,778    49.84%    50.67%    63.21%    96.81%
 60.01 - 70.00%          112        18,719,439      8.75      7.049     672     167,138    65.96     68.11     62.67     91.16
 70.01 - 80.00%          534        85,822,020     40.11      7.554     648     160,715    78.58     85.46     75.96     95.94
 80.01 - 85.00%           88        12,890,445      6.02      8.302     613     146,482    84.26     84.26     51.54     97.78
 85.01 - 90.00%          140        17,564,587      8.21      8.537     628     125,461    89.54     89.54     49.85     93.62
 90.01 - 95.00%          104        15,592,718      7.29      8.244     660     149,930    94.37     94.43     40.58     94.40
 95.01 -
 100.00%                 389        41,362,452     19.33      9.228     638     106,330    99.93     99.93     70.79     99.11
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Original LTV

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Original LTV           Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          167       $22,006,915     10.29%     6.973%    660    $131,778    49.84%    50.67%    63.21%    96.81%
 60.01 - 70.00%          112        18,719,439      8.75      7.049     672     167,138    65.96     68.11     62.67     91.16
 70.01 - 80.00%          534        85,822,020     40.11      7.554     648     160,715    78.58     85.46     75.96     95.94
 80.01 - 85.00%           88        12,890,445      6.02      8.302     613     146,482    84.26     84.26     51.54     97.78
 85.01 - 90.00%          140        17,564,587      8.21      8.537     628     125,461    89.54     89.54     49.85     93.62
 90.01 - 95.00%          104        15,592,718      7.29      8.244     660     149,930    94.37     94.43     40.58     94.40
 95.01 -
 100.00%                 389        41,362,452     19.33      9.228     638     106,330    99.93     99.93     70.79     99.11
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    The Fixed Rate Mortgage Loans

                                                    Distribution by Documentation

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Documentation          Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Full                  1,060      $141,844,766     66.30%     7.912%    642    $133,816    80.82%    84.98%    100.00%   94.88%
 Stated                  474        72,113,809     33.70      8.025     655     152,139    81.48     82.30      0.00     98.30
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Distribution by Purpose

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Purpose                Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi            804      $119,202,807     55.71%     7.731%    643    $148,262    77.37%    78.05%    54.18%    96.71%
 Purchase                596        74,231,081     34.69      8.436     646     124,549    88.27     95.23     84.05     94.96
 Rate/Term
 Refi                    134        20,524,687      9.59      7.459     666     153,169    76.23     78.76     72.43     96.01
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                      Distribution by Occupancy

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Occupancy              Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied        1,455      $205,472,028     96.03%     7.947%    645    $141,218    81.18%    84.34%    65.50%    100.00%
 Investor                 64         6,335,550      2.96      7.967     682      98,993    76.28     76.28     84.25      0.00
 Second Home              15         2,150,997      1.01      8.161     671     143,400    81.76     81.76     89.38      0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Property Type

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Property Type          Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single
 Family                1,238      $161,013,508     75.25%     7.986%    645    $130,059    81.09%    83.70%    64.51%    97.29%
 PUD                     182        34,919,371     16.32      7.857     650     191,865    81.50     86.74     74.95     94.79
 Condo                    71        10,360,063      4.84      8.037     649     145,916    81.41     84.92     57.88     90.25
 2-4 Family               43         7,665,632      3.58      7.490     662     178,271    77.45     78.82     75.73     83.22
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    The Fixed Rate Mortgage Loans

                                                        Distribution by State

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
State                  Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA                       92       $26,247,037     12.27%     6.838%    688    $285,294    66.95%    71.48%    73.02%    97.55%
 TX                      190        21,825,768     10.20      7.891     644     114,872    81.89     84.40     62.56     96.56
 FL                      120        19,722,404      9.22      7.718     637     164,353    73.55     75.97     76.25     92.76
 IL                       98        14,709,141      6.87      8.465     637     150,093    87.04     88.94     39.39     99.61
 MD                       51        13,304,436      6.22      8.205     642     260,871    84.09     89.76     60.09     97.22
 NY                      102        12,383,490      5.79      7.854     652     121,407    80.75     83.54     68.64     92.28
 OH                      100         9,778,699      4.57      8.788     621      97,787    91.75     93.46     70.69     97.60
 WA                       31         7,751,472      3.62      7.218     682     250,047    78.88     84.56     83.33     98.52
 GA                       61         7,721,567      3.61      8.483     620     126,583    85.85     88.66     61.89     95.26
 MI                       68         7,544,244      3.53      8.321     640     110,945    84.09     86.15     40.68     95.04
 Other                   621        72,970,317     34.10      8.166     639     117,505    84.13     86.77     69.18     95.63
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Zip

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
                       of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Zip                    Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 77077                     5        $1,268,352      0.59%     8.193%    685    $253,670    84.56%    93.20%    36.35%    100.00%
 95126                     1         1,198,122      0.56      7.250     738    1,198,122   64.86     81.09     100.00    100.00
 20721                     2         1,181,100      0.55      8.171     635     590,550    80.00     93.95     100.00    100.00
 98006                     1         1,115,544      0.52      6.750     746    1,115,544   80.00     100.00    100.00    100.00
 77056                     1         1,103,946      0.52      6.375     730    1,103,946   69.13     69.13     100.00    100.00
 32746                     2         1,101,615      0.51      6.806     690     550,807    78.77     95.81     100.00    100.00
 98059                     1         1,034,122      0.48      6.500     747    1,034,122   80.00     80.00     100.00    100.00
 55044                     1           999,498      0.47      5.999     779     999,498    66.67     86.52     100.00    100.00
 92663                     1           998,956      0.47      5.750     744     998,956    55.56     55.56      0.00     100.00
 90274                     1           953,826      0.45      6.875     726     953,826    75.00     95.00     100.00    100.00
 Other                 1,518       203,003,494     94.88      8.005     642     133,731    81.43     84.01     65.37     95.82
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

                                             Distribution by Remaining Months to Maturity

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Remaining              of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Months to Maturity     Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                  94        $8,521,204      3.98%     7.553%    648     $90,651    74.72%    75.11%    69.24%    93.89%
 181 - 240                 4           378,601      0.18      8.127     612      94,650    76.60     76.60     100.00    100.00

 241 - 360             1,436       205,058,770     95.84      7.966     646     142,799    81.31     84.47     66.11     96.12
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                    The Fixed Rate Mortgage Loans

                                                  Distribution by Amortization Type

                                                Pct.
                                                Of                                         Weighted   Wt.
                                                Pool       Weighted   Weighted             Avg.       Avg.
                       Number                   By         Avg.       Avg.      Avg.       Combined   CLTV               Pct.
Amortization           of         Principal     Principal  Gross      Current   Principal  Original   incld    Pct.      Owner
Type                   Loans       Balance      Balance     Coupon     FICO     Balance      LTV        SS.    Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 15 Yr Fixed              88        $7,656,513      3.58%     7.453%    649     $87,006    73.74%    74.18%    69.46%    96.17%
 15 YR Fixed IO            5           795,742      0.37      8.527     641     159,148    87.22     87.22     64.47     80.02
 20 Yr Fixed               4           378,601      0.18      8.127     612      94,650    76.60     76.60     100.00    100.00
 30 Yr Fixed           1,193       156,751,228     73.26      7.942     647     131,392    81.15     83.54     64.64     95.79
 30 YR Fixed IO          134        27,646,104     12.92      8.170     640     206,314    82.17     87.95     78.53     97.48
 Fixed Balloon
 30/15                     1            68,949      0.03      7.500     641      68,949    38.98     38.98     100.00     0.00
 Fixed Balloon
 40/30                   109        20,661,438      9.66      7.875     651     189,554    81.34     86.81     60.69     96.74
------------------------------------------------------------------------------------------------------------------------------------
 Total:                1,534      $213,958,575    100.00%     7.950%    646    $139,478    81.04%    84.08%    66.30%    96.03%
------------------------------------------------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.